UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22959

1290 FUNDS

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

WILLIAM T. MACGREGOR ESQ.

Executive Vice President, General Counsel and Secretary

Equitable Investment Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on the Funds’ website (www.1290Funds.com/literature.php), and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive the Funds’ shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Funds, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-310-0416 or send an e-mail request to 1290Funds@dfinsolutions.com to let the Funds know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all 1290 Funds held in your account if you invest through your financial intermediary or all 1290 Funds held with the fund complex if you invest directly with the Funds.

1290 Funds

Annual Report

October 31, 2020

Market Overview for the year ended October 31, 2020

The economy and financial markets were driven by the impact of the emerging COVID-19 pandemic for much of the reporting period. The markets have seen unprecedented volatility, with unemployment soaring from a 60-year low to a 90-year high over the course of two months (U.S. Bureau of Labor Statistics). Extraordinary monetary and fiscal response then gave rise to a market rebound and the shortest recession on record during the Spring. Against this backdrop, a bull market in selected sectors and regions was driven by monetary and fiscal stimulus, the evolving Chinese and U.S. economic recoveries, and heightened virus vaccine hopes.

Economic growth was driven by attempts to control the expansion of the pandemic, along with global central bank actions to support economies and the proper functioning of the financial markets. Looking at the U.S. economy, fourth quarter 2019 annualized gross domestic product (GDP) annualized growth was 2.4%. Lockdowns and social distancing then started to take a toll on the economy, as the Commerce Department reported that first-quarter 2020 annualized GDP growth was down 5.0%. Second-quarter annualized GDP growth then contracted 31.4%, marking the steepest quarterly decline on record. The economy then rebounded, as the initial estimate for third-quarter GDP growth was 33.1% (U.S. Bureau of Economic Analysis).

The U.S. bond markets produced positive gains as the Federal Reserve Board (Fed) took a number of aggressive actions in March 2020. First, the Fed lowered the federal funds rate from a range between 1.50% and 1.75% to a range between 1.00% and 1.25%, then lowered again to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage-backed securities, and introduced a new credit facility to buy investment-grade credit rated down to BBB- in the primary and secondary markets. During the second quarter, the Fed expanded its credit facilities to include the purchase of individual corporate bonds, which supported spread tightening. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Its new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain “low for longer.” Finally, at its meeting in September, projections from individual members of the Federal Open Market Committee indicated that rates could stay anchored near zero through 2023.

U.S. equity markets proved resilient, if uneven, beginning the period strongly amid improved economic data and optimism that a new ‘Phase One’ deal between the U.S. and China could be a step towards the resolution of their protracted trade war. From February 2020, however, growing concerns about the spread of a deadly coronavirus caused a sharp shift in investor sentiment. In a bid to contain the virus, governments around the world enacted extraordinary measures to lock-down their citizens, halting economic activity across many sectors. With fears about the impact of the virus mounting, equity markets suffered steep losses and volatility spiked to record highs. Beginning in late March, equity markets started to recover, underpinned by strong monetary and fiscal policy support worldwide. Gradual reopening of economies and optimism about a vaccine provided further support. Stock markets nevertheless reversed course in September with investors focusing on rising cases, particularly in Europe, which appeared to imperil the nascent economic recovery. U.S. equities slipped in October as the economic recovery slowed and a surge in coronavirus cases dented investor sentiment. As of this writing, the results of the U.S. presidential election are providing some clarity for markets and positive initial data from vaccine trials have helped to instill some confidence despite the increase in coronavirus cases.

Source: Equitable Investment Management Group, LLC. As of 10/31/20. This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor.

PAST PERFORMANCE IS NO GUARANTEE OP FUTURE RESULTS. No investment is risk-free. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Index performance is referenced for illustrative purposes only. You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change. Please see the Portfolio of Investments for a complete list of fund holdings.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the 1290 Funds as shown on the following pages compares each Fund’s performance to that of a broad-based securities index and, with respect to certain Funds, customized composite benchmarks. Each Fund’s rates of return are net of investment advisory fees and expenses of the Fund. Each Fund has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Fund will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Benchmarks

60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Index at a weighting of 60% and the Bloomberg Barclays U.S. Aggregate Bond Index at a weighting of 40%.

Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

ICE BofA U.S. 3-Month Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofA U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

Morgan Stanley Capital International (MSCI) World (Net) Index (“MSCI World (Net) Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Russell 2500™ Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The Standard & Poor’s Target Date Index Series (each, an “S&P Target Date Index”) comprises eleven multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

Glossary

Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is a sub-index of the Bloomberg Barclays U.S. Corporate High Yield Index which measures the USD-denominated, high yield, fixed-rate corporate bond market. This sub-index caps exposure caps any issuer exposure to a fixed percentage of 2%.

CBOE Volatility Index (known as the VIX), is measure of constant, 30-day expected volatility of the U.S. stock market, derived from prices of the S&P 500 Index call and put options.

Credit ratings: Investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bond rating firms like Standard & Poor’s and Moody’s use different designations, consisting of the upper- and lower-case letters “A” and “B,” to identify a bond’s credit quality rating. “AAA” and “AA” (high credit quality) and “A” and “BBB” (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations (“BB,” “BBB-,” “B,” “CCC,” etc.) are considered low credit quality, and are commonly referred to as “junk bonds.”

Corporate bonds are a type of debt security that is issued by a firm and sold to investors. Corporate bonds are typically seen as somewhat riskier than U.S. government bonds, so they usually have higher interest rates to compensate for this additional risk.

Derivative is a financial instrument with a price that is dependent upon or derived from one or more underlying assets.

Diversified spread is the sale of multiple, diversified futures contracts and the purchase of other multiple, diversified offsetting futures contracts. A spread tracks the difference between a long and short position.

Drawdown is a peak-to-trough decline during a specific period for an investment, trading account, or fund. A drawdown is usually quoted as the percentage

NOTES ON PERFORMANCE (Unaudited)

between the peak and the subsequent trough. If a trading account has $10,000 in it, and the funds drop to $9,000 before moving back above $10,000, then the trading account witnessed a 10% drawdown.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Factor returns are he return attributable to a particular common factor.

Federal funds rate is the target interest rate set by the Federal Open Market Committee (FOMC) at which commercial banks borrow and lend their excess reserves to each other overnight.

Futures are derivative financial contracts that obligate the parties to transact an asset at a predetermined future date and price. drawdown

Inflation is the decline of purchasing power of a given currency over time.

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) measures the performance of fix-rate for external-currency denominated debt instruments including brady bonds, loans, Eurobonds in emerging markets. Countries covered are Argentina, Brazil, Bulgaria, Mexico, Morocco, Nigeria, the Philippines, Poland, Russia, and South Africa. It covers more of the eligible instruments than the EMBI+ by relaxing somewhat the strict EMBI+ limits on secondary market trading liquidity.

Monetary policy accommodation is when a central bank sets low interest rates so that credit is easily attainable. This makes borrowing easy for business, which stimulates investment and expansion of operations.

Mortgage backed security (MBS) is a type of asset-backed security that is secured by a mortgage or collection of mortgages.

Quantitative easing is the introduction of new money into the money supply by a central bank.

Shiller Barclays Cyclically Adjusted Price-to-Earnings (CAPE) Total Return Index aims to identify undervalued sectors in the large-cap equity market based on a modified CAPE® ratio, which is designed to assess longer term equity valuations by using an inflation adjusted earnings horizon.

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization-based indices.

Spread Sectors are nongovernmental fixed income investments with higher yields at greater risk than governmental investments.

Swap is a derivative contract through which two parties exchange financial instruments.

Treasury securities, or Treasuries, are debt obligations of the U.S. government. When you buy a U.S. Treasury security, you are lending money to the federal government for a specified period of time.

Yield refers to the earnings generated and realized on an investment over a particular period of time.

Yield spread is the difference between yields on differing debt instruments of varying maturities, credit ratings, issuer, or risk level, calculated by deducting the yield of one instrument from the other.

Spread tightening is when that difference contracts.

1290 DIVERSIFIED BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Brandywine Global Investment Management, LLC (Brandywine Global)

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	8.32%	5.39%	4.75%
	with Sales Charge (a)	3.32	4.43	3.85
Fund – Class I Shares*		8.34	5.65	5.00
Fund – Class R Shares*		7.77	5.09	4.46
Bloomberg Barclays U.S. Aggregate Bond Index		6.19	4.08	4.01

* Date of inception 7/6/15. (a) A 4.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Diversified Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index from 7/6/15 to 10/31/20. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratios for Class A, I and R shares were 1.55%, 1.34% and 1.88%, respectively. The net expense ratios for Class A, I and R shares were 0.75%, 0.50% and 1.00%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 8.34% for the year ended October 31, 2020. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.19% over the same year.

Overview — Brandywine Global Investment Management, LLC (Brandywine Global)

Market Overview

The fixed-income markets generated mixed results over the twelve-months ended October 31, 2020 (Source: Brandywine Global). Most spread sectors (non-Treasuries) underperformed equal-duration Treasuries given periods of heightened risk aversion. This was driven by the ongoing pandemic, sharply falling global growth, aggressive monetary policy accommodation, ongoing trade conflicts, and a number of geopolitical issues.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. Two-year Treasury yields began the reporting period at 1.52% and rose as high as 1.68% on November 7 and 8, 2019. Their low for the period of 0.11% occurred several times during the third quarter of 2020 and ended at 0.14% on October 31, 2020. Ten-year Treasury yields began the reporting period at 1.69% and moved as high as 1.94% on November 8, 2019. Their low of 0.52% occurred on August 4, 2020 and ended the reporting period at 0.88%.

All told, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.19% for the twelve months ended October 31, 2020. For comparison purposes, riskier fixed-income securities, including high-yield bond and emerging market debt, produced weaker results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) returned 3.42% and 1.97%, respectively.

1290 DIVERSIFIED BOND FUND (Unaudited)

Fund Highlights

The subadvisor believed the flexibility of the investment guidelines allowed them to nimbly position the Fund to take advantage of tactical opportunities and reallocate when risk on/risk off sentiment presented itself.

Portfolio Positioning:

•

U.S. Government/Investment Grade — At period end, we were negative U.S. Treasury duration as we are down on the space. Our bond model is presenting Treasuries as being extremely overvalued relative to their history. During times like these, our inclination has been to buy high quality corporate bonds that have strong balance sheets and resilient business models.

•

International Sovereigns (Developed Markets) — We ended the period with tactical allocations in core Europe. At period end, we had sold out of our Italian sovereign exposure, but continued to have a short duration position in French OATs (government bonds) through futures.

•

International Sovereigns (Emerging Markets) — At period end, we maintained exposure to select Emerging Markets that we believe exhibit attractive levels of high real yield and strong valuation tailwinds.

•

Structured Credit — At period end, we maintained our position in structured credit. In the wake of the collapse of treasury yields, we had sold down our U.S. Treasury position and repatriated our profits into structured credit.

•

Currency — We continue to believe the U.S. dollar is overvalued, and in the intermediate term, we expect the significant amount of quantitative easing (QE) to put downward pressure on the U.S. dollar. We focused non-dollar exposure in select emerging market and European currencies.

What helped performance during the year?

•

The largest contributor to the Fund’s performance by far was its U.S. investment-grade corporate bond holdings. We regarded the significant widening of corporate spreads during the first quarter of 2020 and subsequent policy initiative as the kind of classic opportunity that we seek. We rotated heavily into this sector during the second quarter of 2020. More corporate spread tightening during the third quarter of 2020 further enhanced the Fund’s results.

•

The Fund’s Italian BTP (government securities indexed to the Italian inflation rate) exposure was another notable positive performer. We initiated a position during the period through both the actual bonds and futures as its spreads greatly widened off the initial COVID-19 market sell-off. Italy had been devasted by the health crisis. Yet, the government’s aggressive efforts to combat the novel coronavirus had helped put the country in a position to open its economy. This, along with the fiscal and monetary aid from the European Central Bank (ECB) helped Italy’s economy and allowed Italian spreads to eventually compress. We closed out of the position in October 2020.

•

Lastly, some emerging market bond holdings contributed to the Fund’s performance, with our local currency Mexican government bond exposure adding much value. Mexico’s central bank continued its interest rate cutting program during the period, bringing borrowing costs to their lowest since 2016. As a result, economic activity began to recover in Mexico during the summer, although uncertainty and downside risks are still present due to the lingering pandemic.

What hurt performance during the year?

•

Much of the performance detraction came from our currency exposures, including the Brazilian real, Russian ruble, and Australian dollar. The risk-off selling of investors during the start of the COVID-19 pandemic affected many currencies, including the Brazilian real. However, instead of participating in the later emerging market asset rebound, the currency tumbled as economic headwinds remained for the country and the pandemic pushed Brazil’s public sector debt to a record 86% of gross domestic product in July 2020. For the ruble, the position was adversely impacted by rising COVID-19 cases, inflation, and geopolitical risks within Russia. Lastly, a short position in the Australian dollar as a risk-off hedge was a drag on performance. The Australian dollar appreciated significantly, as improving Purchasing Manager Index data in China helped lift the currencies of its trading partners.

•

Another negative performer was the Fund’s agency mortgage backed security (MBS) allocations. During the March decline mortgage real estate investment trusts and traditional money managers, suffering margin calls and large redemptions during the downturn, were forced to liquidate MBS positions, largely driving the precipitous drop in prices from which the sector has yet to fully rebound.

Fund Characteristics As of October 31, 2020
Weighted Average Life (Years)	9.39
Weighted Average Coupon (%)	4.39
Weighted Average Effective Duration (Years)*	3.20
Weighted Average Rating**	A-

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1290 DIVERSIFIED BOND FUND (Unaudited)

Sector Weightings as of October 31, 2020	% of Net Assets
Foreign Government Securities	21.6%
U.S. Treasury Obligations	17.5
Industrials	8.6
Financials	8.4
Energy	7.4
Information Technology	6.9
Materials	6.0
Commercial Mortgage-Backed Securities	4.1
Consumer Discretionary	3.4
Consumer Staples	3.2
Collateralized Mortgage Obligations	2.9
Investment Companies	2.1
Utilities	1.8
Communication Services	1.8
Asset-Backed Securities	1.2
Health Care	0.6
Cash and Other	2.5

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class A
Actual	$1,000.00	$1,103.30	$3.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81
Class I
Actual	1,000.00	1,103.00	2.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.62	2.54
Class R
Actual	1,000.00	1,099.30	5.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08

* Expenses are equal to the Portfolio’s A, I and R shares annualized expense ratio of 0.75%, 0.50% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (1.2%)
Aames Mortgage Investment Trust,
Series 2006-1 A4 0.709%, 4/25/36 (l)		$849,593	$837,319
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WHQ2 M2 0.839%, 5/25/35 (l)		366,869	364,700
Popular ABS Mortgage Pass-Through Trust,
Series 2005-5 MV1 0.589%, 11/25/35 (l)		548,273	537,903
Towd Point Mortgage Trust,
Series 2018-3 A2 3.875%, 5/25/58 (l)§		345,000	367,195

Total Asset-Backed Securities			2,107,117

Collateralized Mortgage Obligations (2.9%)
Angel Oak Mortgage Trust,
Series 2019-5 A2 2.716%, 10/25/49 (l)§		2,335,280	2,361,811
Connecticut Avenue Securities Trust,
Series 2018-R07 1M2 2.549%, 4/25/31 (l)§		481,761	479,089
FNMA,
Series 2018-C06 1M2 2.149%, 3/25/31 (l)		487,558	472,875
Residential Mortgage Loan Trust,
Series 2019-3 A1 2.633%, 9/25/59 (l)§		1,154,028	1,175,769
TDA CAM FTA,
Series 9 B 0.000%, 4/28/50 (l)(m)	EUR	800,000	702,173

Total Collateralized Mortgage Obligations			5,191,717

Commercial Mortgage-Backed Securities (4.1%)
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4 A 1.128%, 5/15/36 (l)§		$730,000	729,092
FREMF Mortgage Trust,
Series 2015-K48 B 3.639%, 8/25/48 (l)§		2,710,000	2,924,987
Series 2017-K61 C 3.684%, 12/25/49 (l)§		1,305,000	1,360,383
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C32 C 4.654%, 11/15/48 (l)		2,765,280	2,308,435

Total Commercial Mortgage-Backed Securities			7,322,897

Corporate Bonds (48.1%)
Communication Services (1.8%)
Entertainment (0.7%)
Walt Disney Co. (The) 4.625%, 3/23/40		275,000	347,083
4.700%, 3/23/50		710,000	926,309

			1,273,392

Interactive Media & Services (1.1%)
Baidu, Inc.
2.375%, 10/9/30		390,000	395,487
Tencent Holdings Ltd.
3.240%, 6/3/50§		1,450,000	1,456,163

			1,851,650

Total Communication Services			3,125,042

Consumer Discretionary (3.4%)
Automobiles (0.9%)
General Motors Co.
6.800%, 10/1/27		470,000	580,022
6.250%, 10/2/43		835,000	1,025,435

			1,605,457

Hotels, Restaurants & Leisure (2.5%)
Marriott International, Inc.
Series GG 3.500%, 10/15/32		3,375,000	3,333,262
McDonald’s Corp.
3.600%, 7/1/30		80,000	92,080
3.625%, 9/1/49		105,000	117,275
4.200%, 4/1/50		320,000	388,418
Scientific Games International, Inc.
5.000%, 10/15/25§		535,000	535,669

			4,466,704

Total Consumer Discretionary			6,072,161

Consumer Staples (3.2%)
Beverages (1.0%)
Anheuser-Busch InBev Worldwide, Inc.
4.500%, 6/1/50		1,480,000	1,753,502

Food & Staples Retailing (1.9%)
Walgreens Boots Alliance, Inc.
4.650%, 6/1/46		1,530,000	1,656,151
4.100%, 4/15/50		1,700,000	1,704,313

			3,360,464

Food Products (0.3%)
BRF SA
4.875%, 1/24/30§		510,000	510,775

Total Consumer Staples			5,624,741

Energy (7.4%)
Oil, Gas & Consumable Fuels (7.4%)
Apache Corp.
4.250%, 1/15/44		2,055,000	1,741,613
Cheniere Energy, Inc.
4.625%, 10/15/28§		195,000	202,129
Concho Resources, Inc.
4.875%, 10/1/47		1,235,000	1,518,329
Devon Energy Corp.
5.600%, 7/15/41		190,000	195,643
5.000%, 6/15/45		90,000	86,874
Exxon Mobil Corp.
4.114%, 3/1/46		1,250,000	1,424,866

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount	Value (Note 1)
Occidental Petroleum Corp.
4.200%, 3/15/48	$2,415,000	$1,569,750
Petrobras Global Finance BV
6.900%, 3/19/49	2,280,000	2,580,139
Petroleos Mexicanos
6.500%, 6/2/41	665,000	513,712
7.690%, 1/23/50	3,065,000	2,543,797
Total Capital International SA 3.127%, 5/29/50	780,000	770,564

		13,147,416

Total Energy		13,147,416

Financials (8.4%)
Banks (6.2%)
Banco Mercantil del Norte SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 6.750%, 9/27/24 (k)(m)(y)	1,695,000	1,688,644
Bank of America Corp.
(ICE LIBOR USD 3 Month + 3.15%), 4.083%, 3/20/51 (k)	1,860,000	2,271,069
Bank of Nova Scotia (The)
(SOFR + 0.55%), 0.650%, 9/15/23 (k)	3,575,000	3,574,486
Itau Unibanco Holding SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.98%), 6.125%, 12/12/22 (k)(m)(y)	1,660,000	1,583,432
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 3.77%), 4.478%, 4/4/31 (k)	1,020,000	1,225,879
(ICE LIBOR USD 3 Month + 4.24%), 5.013%, 4/4/51 (k)	515,000	692,468

		11,035,978

Capital Markets (1.8%)
Ares Capital Corp.
4.250%, 3/1/25	280,000	292,706
FS KKR Capital Corp.
4.750%, 5/15/22	287,000	293,684
4.625%, 7/15/24	150,000	151,627
Intercontinental Exchange, Inc.
3.000%, 6/15/50	910,000	941,789
Owl Rock Capital Corp.
5.250%, 4/15/24	1,110,000	1,164,746
4.000%, 3/30/25	335,000	336,569

		3,181,121

Insurance (0.4%)
Markel Corp.
3.350%, 9/17/29	165,000	181,007
Teachers Insurance & Annuity Association of America
3.300%, 5/15/50§	475,000	481,748

		662,755

Total Financials		14,879,854

Health Care (0.6%)
Biotechnology (0.6%)
Amgen, Inc.
3.150%, 2/21/40	815,000	857,387
3.375%, 2/21/50	235,000	249,919

		1,107,306

Total Health Care		1,107,306

Industrials (8.6%)
Aerospace & Defense (3.5%)
Boeing Co. (The)
3.750%, 2/1/50	3,665,000	3,246,191
5.805%, 5/1/50	845,000	994,051
3.950%, 8/1/59	365,000	331,111
Embraer Netherlands Finance BV
6.950%, 1/17/28§	1,645,000	1,644,105

		6,215,458

Airlines (2.3%)
Delta Air Lines, Inc.
7.000%, 5/1/25§	693,000	756,236
4.750%, 10/20/28§	1,665,000	1,698,300
Southwest Airlines Co.
5.125%, 6/15/27	1,505,000	1,673,545

		4,128,081

Construction & Engineering (0.8%)
Valmont Industries, Inc.
5.000%, 10/1/44	1,300,000	1,424,044

Industrial Conglomerates (2.0%)
3M Co.
3.700%, 4/15/50	285,000	338,443
General Electric Co.
4.350%, 5/1/50	2,940,000	3,123,232

		3,461,675

Total Industrials		15,229,258

Information Technology (6.9%)
IT Services (1.2%)
International Business Machines Corp.
4.250%, 5/15/49	1,805,000	2,224,576

Semiconductors & Semiconductor Equipment (1.4%)
Intel Corp.
4.750%, 3/25/50	625,000	853,620
4.950%, 3/25/60	150,000	217,006
NVIDIA Corp.
3.500%, 4/1/40	195,000	225,657
3.500%, 4/1/50	485,000	560,630
NXP BV
3.400%, 5/1/30§	515,000	566,227

		2,423,140

Software (2.7%)
Oracle Corp.
3.600%, 4/1/50	1,010,000	1,101,306
3.850%, 4/1/60	1,690,000	1,928,147
VMware, Inc.
4.700%, 5/15/30	1,465,000	1,722,763

		4,752,216

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount		Value (Note 1)
Technology Hardware, Storage & Peripherals (1.6%)
Dell International LLC
7.125%, 6/15/24§		$485,000	$500,956
6.020%, 6/15/26§		1,955,000	2,318,122
Hewlett Packard Enterprise Co.
6.200%, 10/15/35 (e)		75,000	92,813

			2,911,891

Total Information Technology			12,311,823

Materials (6.0%)
Chemicals (0.3%)
LYB International Finance III LLC
4.200%, 5/1/50		510,000	554,098

Construction Materials (0.8%)
Cemex SAB de CV
7.375%, 6/5/27§		1,290,000	1,422,225

Metals & Mining (4.9%)
Anglo American Capital plc
5.625%, 4/1/30§		1,365,000	1,678,422
First Quantum Minerals Ltd.
6.500%, 3/1/24§		590,000	585,575
Freeport-McMoRan, Inc.
5.450%, 3/15/43		3,165,000	3,592,275
Steel Dynamics, Inc.
3.450%, 4/15/30		1,145,000	1,261,576
3.250%, 10/15/50		1,638,000	1,587,530

			8,705,378

Total Materials			10,681,701

Utilities (1.8%)
Independent Power and Renewable Electricity Producers (0.9%)
AES Corp. (The)
3.950%, 7/15/30§		1,450,000	1,603,943

Multi-Utilities (0.9%)
Consolidated Edison Co. of New York, Inc.
Series 20A 3.350%, 4/1/30		1,145,000	1,305,113
Series 20B 3.950%, 4/1/50		210,000	249,101

			1,554,214

Total Utilities			3,158,157

Total Corporate Bonds			85,337,459

Foreign Government Securities (21.6%)
Commonwealth of Australia
5.750%, 7/15/22 (m)	AUD	6,695,000	5,156,978
Mex Bonos Desarr Fix Rt
8.000%, 11/7/47	MXN	199,000,000	10,170,353
Series M 6.500%, 6/9/22		71,400,000	3,469,185
Republic of Indonesia
7.500%, 6/15/35	IDR	46,700,000,000	3,290,953
7.500%, 4/15/40		53,300,000,000	3,726,445
Republic of South Africa
8.750%, 2/28/48	ZAR	271,330,000	12,644,974

Total Foreign Government Securities			38,458,888

U.S. Treasury Obligations (17.5%)
U.S. Treasury Notes
(US Treasury 3 Month Bill Money Market Yield + 0.11%), 0.214%, 4/30/22 (k)		$17,540,000	17,556,898
(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.155%, 7/31/22 (k)		13,475,000	13,474,683

Total U.S. Treasury Obligations			31,031,581

Total Long-Term Debt Securities (95.4%) (Cost $165,464,106)			169,449,659

	Number of Shares		Value (Note 1)

SHORT-TERM INVESTMENT:
Investment Company (2.1%)
JPMorgan Prime Money Market Fund, IM Shares		3,677,346	3,679,553

Total Short-Term Investment (2.1%) (Cost $3,679,892)			3,679,553

Total Investments in Securities (97.5%) (Cost $169,143,998)			173,129,212
Other Assets Less Liabilities (2.5%)			4,373,615

Net Assets (100%)			$177,502,827

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2020, the market value of these securities amounted to $25,358,921 or 14.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2020. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2020.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2020, the market value of these securities amounted to $9,131,227 or 5.1% of net assets.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2020.

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— European Currency Unit
FNMA	— Federal National Mortgage Association
GBP	— British Pound
HUF	— Hungarian Forint
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
KRW	— Korean (South) Won
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PEN	— Peruvian Sol
RUB	— Russian Ruble
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
ZAR	— South African Rand

Country Diversification As a Percentage of Total Net Assets
Australia	2.9%
Belgium	1.0
Brazil	3.6
Canada	2.0
China	1.0
France	0.4
Indonesia	3.9
Mexico	11.2
Netherlands	0.3
South Africa	8.1
Spain	0.4
United States	62.4
Zambia	0.3
Cash and Other	2.5

100.0%

Futures contracts outstanding as of October 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
Euro-OAT	(99)	12/2020	EUR	(19,613,743)	(266,585)
U.S. Treasury 10 Year Note	(141)	12/2020	USD	(19,488,844)	138,547
U.S. Treasury Ultra Bond	(102)	12/2020	USD	(21,930,000)	532,638

					404,600

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

Forward Foreign Currency Contracts outstanding as of October 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
NZD	11,010,000	USD	7,261,205	HSBC Bank plc	11/4/2020	18,607
USD	13,644,774	NZD	20,520,000	JPMorgan Chase Bank	11/4/2020	76,950
MXN	170,600,000	USD	7,761,531	JPMorgan Chase Bank	11/5/2020	279,274
USD	2,757,534	PEN	9,800,000	HSBC Bank plc**	11/6/2020	47,014
ZAR	55,400,000	USD	3,302,278	JPMorgan Chase Bank	11/13/2020	98,070
USD	5,282,088	RUB	411,000,000	Citibank NA**	11/17/2020	115,913
USD	17,865,901	HUF	5,530,000,000	HSBC Bank plc	11/18/2020	312,387
USD	8,332,866	AUD	11,780,000	HSBC Bank plc	11/25/2020	51,736
USD	7,430,088	AUD	10,360,000	JPMorgan Chase Bank	11/25/2020	147,193
KRW	3,060,000,000	USD	2,582,714	HSBC Bank plc**	12/11/2020	113,923
USD	13,051,506	CHF	11,840,000	Goldman Sachs Bank USA	12/11/2020	123,753
USD	3,345,834	CHF	3,050,000	HSBC Bank plc	12/11/2020	15,627
USD	8,433,475	EUR	7,190,000	Citibank NA	1/12/2021	44,662
USD	5,084,664	EUR	4,300,000	HSBC Bank plc	1/12/2021	67,711
MXN	6,500,000	USD	301,568	Citibank NA	2/3/2021	1,696

Total unrealized appreciation						1,514,516

NZD	9,830,000	USD	6,567,472	JPMorgan Chase Bank	11/4/2020	(67,876)
USD	210,493	NZD	320,000	Morgan Stanley	11/4/2020	(1,091)
USD	6,868,885	MXN	156,800,000	Citibank NA	11/5/2020	(521,492)
USD	608,862	MXN	13,800,000	National Australia Bank Ltd.	11/5/2020	(41,567)
PEN	9,800,000	USD	2,788,265	HSBC Bank plc**	11/6/2020	(77,745)
USD	8,996,089	ZAR	151,600,000	Citibank NA	11/13/2020	(308,833)
USD	3,435,512	ZAR	60,700,000	HSBC Bank plc	11/13/2020	(290,140)
USD	2,956,324	ZAR	50,800,000	JPMorgan Chase Bank	11/13/2020	(161,684)
USD	198,835	ZAR	3,400,000	Morgan Stanley	11/13/2020	(9,851)
RUB	1,110,000,000	USD	14,583,477	Citibank NA**	11/17/2020	(631,034)
HUF	4,180,000,000	USD	13,708,763	HSBC Bank plc	11/18/2020	(440,465)
HUF	1,350,000,000	USD	4,370,161	Morgan Stanley	11/18/2020	(84,945)
CZK	191,000,000	USD	8,342,068	HSBC Bank plc	11/19/2020	(177,930)
GBP	200,000	USD	267,703	Citibank NA	11/20/2020	(8,575)
GBP	7,150,000	USD	9,422,823	HSBC Bank plc	11/20/2020	(159,010)
USD	4,587,623	GBP	3,560,000	Citibank NA	11/20/2020	(24,849)
USD	2,965,753	GBP	2,320,000	HSBC Bank plc	11/20/2020	(40,127)
AUD	10,360,000	USD	7,615,636	HSBC Bank plc	11/25/2020	(332,740)
AUD	11,780,000	USD	8,474,827	JPMorgan Chase Bank	11/25/2020	(193,696)
CLP	7,810,000,000	USD	10,199,151	HSBC Bank plc**	12/4/2020	(101,407)
USD	6,075,564	CLP	4,815,000,000	HSBC Bank plc**	12/4/2020	(149,870)
GBP	4,810,000	USD	6,398,238	Citibank NA	12/8/2020	(165,368)
GBP	120,000	USD	159,120	JPMorgan Chase Bank	12/8/2020	(3,622)
USD	2,617,432	KRW	3,060,000,000	HSBC Bank plc**	12/11/2020	(79,206)
EUR	6,500,000	USD	7,640,685	Citibank NA	1/12/2021	(56,918)
BRL	36,900,000	USD	6,593,878	HSBC Bank plc**	1/14/2021	(179,575)
COP	65,800,000,000	USD	16,973,856	JPMorgan Chase Bank**	1/22/2021	(36,343)
USD	5,301,305	JPY	555,000,000	JPMorgan Chase Bank	1/26/2021	(6,577)
USD	8,876,704	ZAR	147,000,000	HSBC Bank plc	1/29/2021	(63,668)

Total unrealized depreciation						(4,416,204)

Net unrealized depreciation						(2,901,688)

**	Non-deliverable forward.

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

Centrally Cleared Credit default swap contracts outstanding — sell protection as of October 31, 2020 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Fund (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Goodyear Tire & Rubber Co. (The)	5.00	Quarterly	6/20/2022	1.30	USD	1,010,000	62,960	3,780	66,740
United States Steel Corp.	5.00	Quarterly	6/20/2021	4.95	USD	520,000	13,094	(10,049)	3,045

							76,054	(6,269)	69,785

Centrally Cleared Credit default swap contracts outstanding — buy protection as of October 31, 2020 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Fund (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX North American High Yield Index Series 35-V1	5.00	Quarterly	12/20/2025	4.23	USD	8,435,000	(324,633)	(11,917)	(336,550)

Total Centrally Cleared Credit default swap contracts outstanding							(248,579)	(18,186)	(266,765)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$2,107,117	$—	$2,107,117
Centrally Cleared Credit Default Swaps	—	3,780	—	3,780
Collateralized Mortgage Obligations	—	5,191,717	—	5,191,717
Commercial Mortgage-Backed Securities	—	7,322,897	—	7,322,897
Corporate Bonds
Communication Services	—	3,125,042	—	3,125,042
Consumer Discretionary	—	6,072,161	—	6,072,161
Consumer Staples	—	5,624,741	—	5,624,741
Energy	—	13,147,416	—	13,147,416
Financials	—	14,879,854	—	14,879,854
Health Care	—	1,107,306	—	1,107,306
Industrials	—	15,229,258	—	15,229,258
Information Technology	—	12,311,823	—	12,311,823
Materials	—	10,681,701	—	10,681,701
Utilities	—	3,158,157	—	3,158,157

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Foreign Government Securities	$—	$38,458,888	$—	$38,458,888
Forward Currency Contracts	—	1,514,516	—	1,514,516
Futures	671,185	—	—	671,185
Short-Term Investment
Investment Company	3,679,553	—	—	3,679,553
U.S. Treasury Obligations	—	31,031,581	—	31,031,581

Total Assets	$4,350,738	$170,967,955	$—	$175,318,693

Liabilities:
Centrally Cleared Credit Default Swaps	$—	$(21,966)	$—	$(21,966)
Forward Currency Contracts	—	(4,416,204)	—	(4,416,204)
Futures	(266,585)	—	—	(266,585)

Total Liabilities	$(266,585)	$(4,438,170)	$—	$(4,704,755)

Total	$4,084,153	$166,529,785	$—	$170,613,938

Fair Values of Derivative Instruments as of October 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$671,185 *
Foreign exchange contracts	Receivables	1,514,516
Credit contracts	Receivables	3,780

Total		$2,189,481

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(266,585)*
Foreign exchange contracts	Payables	(4,416,204)
Credit contracts	Payables	(21,966)

Total		$(4,704,755)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$1,500,672	$—	$122,133	$1,622,805
Foreign exchange contracts	—	(1,001,536)	—	(1,001,536)
Credit contracts	—	—	(1,805,608)	(1,805,608)

Total	$1,500,672	$(1,001,536)	$(1,683,475)	$(1,184,339)

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$374,592	$—	$—	$374,592
Foreign exchange contracts	—	(3,068,660)	—	(3,068,660)
Credit contracts	—	—	(43,038)	(43,038)

Total	$374,592	$(3,068,660)	$(43,038)	$(2,737,106)

^ This Fund held forward foreign currency contracts, futures and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Fund held swap contracts with an average notional balance of approximately $11,976,000, forward foreign currency contracts with an average settlement value of approximately $172,877,000 and futures contracts with an average notional balance of approximately $42,313,000 during the year ended October 31, 2020.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$162,271	$(162,271)	$—	$—
Goldman Sachs Bank USA	123,753	—	—	123,753
HSBC Bank plc	627,005	(627,005)	—	—
JPMorgan Chase Bank	601,487	(469,798)	(70,000)	61,689

Total	$1,514,516	$(1,259,074)	$(70,000)	$185,442

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$1,717,069	$(162,271)	$(490,000)	$1,064,798
HSBC Bank plc	2,091,883	(627,005)	(430,000)	1,034,878
JPMorgan Chase Bank	469,798	(469,798)	—	—
Morgan Stanley	95,887	—	—	95,887
National Australia Bank Ltd.	41,567	—	—	41,567

Total	$4,416,204	$(1,259,074)	$(920,000)	$2,237,130

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$199,525,489
Long-term U.S. government debt securities	108,440,259

$307,965,748

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$143,502,986
Long-term U.S. government debt securities	82,931,218

$226,434,204

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,106,087
Aggregate gross unrealized depreciation	(5,675,112)

Net unrealized appreciation	$3,430,975

Federal income tax cost of investments in securities and derivative instruments, if applicable	$166,934,384

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $169,143,998)	$173,129,212
Cash	1,363,174
Foreign cash (Cost $913)	907
Cash held as collateral for forward foreign currency contracts	920,000
Due from broker for futures variation margin	2,027,510
Receivable for Fund shares sold	1,785,226
Dividends, interest and other receivables	1,755,138
Unrealized appreciation on forward foreign currency contracts	1,514,516
Variation Margin on Centrally Cleared Swaps	1,501,887
Prepaid registration and filing fees	30,043
Other assets	3,961

Total assets	184,031,574

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	4,416,204
Payable for securities purchased	1,769,011
Payable for Fund shares redeemed	120,875
Payable for return of cash collateral on forward foreign currency contracts	70,000
Administrative fees payable	15,290
Transfer agent fees payable	6,762
Trustees’ fees payable	3,549
Distribution fees payable – Class A	1,650
Distribution fees payable – Class R	125
Accrued expenses	125,281

Total liabilities	6,528,747

NET ASSETS	$177,502,827

Net assets were comprised of:
Paid in capital	$171,182,627
Total distributable earnings (loss)	6,320,200

Net assets	$177,502,827

Class A
Net asset value and redemption price per share, $7,795,721 / 730,095 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.68
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share	$11.18

Class I
Net asset value, offering and redemption price per share, $169,408,721 / 15,824,941 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.71

Class R
Net asset value, offering and redemption price per share, $298,385 / 28,058 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.63

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Interest (net of $75,954 foreign withholding tax)	$5,341,518
Dividends	31,398

Total income	5,372,916

EXPENSES
Investment advisory fees	724,551
Administrative fees	181,139
Professional fees	143,440
Transfer agent fees	118,100
Printing and mailing expenses	81,495
Registration and filing fees	49,429
Custodian fees	45,900
Distribution fees – Class A	15,464
Trustees’ fees	10,234
Distribution fees – Class R	948
Miscellaneous	58,783

Gross expenses	1,429,483
Less: Waiver from investment adviser	(809,448)

Net expenses	620,035

NET INVESTMENT INCOME (LOSS)	4,752,881

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	3,729,634
Futures contracts	1,500,672
Forward foreign currency contracts	(1,001,536)
Foreign currency transactions	(834,304)
Swaps	(1,683,475)

Net realized gain (loss)	1,710,991

Change in unrealized appreciation (depreciation) on:
Investments in securities	4,107,958
Futures contracts	374,592
Forward foreign currency contracts	(3,068,660)
Foreign currency translations	9,144
Swaps	(43,038)

Net change in unrealized appreciation (depreciation)	1,379,996

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,090,987

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,843,868

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,752,881	$2,144,112
Net realized gain (loss)	1,710,991	2,739,734
Net change in unrealized appreciation (depreciation)	1,379,996	1,170,648

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,843,868	6,054,494

Distributions to shareholders:
Class A	(285,275)	(81,362)
Class I	(4,265,925)	(2,130,998)
Class R	(6,818)	(4,205)

Total distributions to shareholders	(4,558,018)	(2,216,565)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [632,166 and 432,884 shares, respectively]	6,539,329	4,348,727
Capital shares issued in reinvestment of dividends [28,380 and 7,599 shares, respectively]	280,472	77,418
Capital shares repurchased [(302,477) and (88,427) shares, respectively]	(3,076,148)	(910,471)

Total Class A transactions	3,743,653	3,515,674

Class I
Capital shares sold [10,858,869 and 5,191,046 shares, respectively]	113,708,337	52,777,026
Capital shares issued in reinvestment of dividends [286,239 and 87,879 shares, respectively]	2,834,997	899,213
Capital shares repurchased [(3,157,638) and (650,622) shares, respectively]	(31,454,948)	(6,704,718)

Total Class I transactions	85,088,386	46,971,521

Class R
Capital shares sold [15,969 and 3,873 shares, respectively]	161,483	39,837
Capital shares issued in reinvestment of dividends [209 and 48 shares, respectively]	2,059	490
Capital shares repurchased [(2,149) and (17) shares, respectively]	(20,526)	(166)

Total Class R transactions	143,016	40,161

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	88,975,055	50,527,356

TOTAL INCREASE (DECREASE) IN NET ASSETS	92,260,905	54,365,285
NET ASSETS:
Beginning of year	85,241,922	30,876,637

End of year	$177,502,827	$85,241,922

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2020	2019	2018		2017	2016
Net asset value, beginning of year	$10.34	$9.52	$10.12		$9.89	$9.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.39 *	0.41 **	0.26		0.19	0.16
Net realized and unrealized gain (loss)	0.43	0.80	(0.40)		0.23	0.17

Total from investment operations	0.82	1.21	(0.14)		0.42	0.33

Less distributions:
Dividends from net investment income	(0.15)	(0.39)	(0.43)		(0.19)	(0.10)
Distributions from net realized gains	(0.33)	—	—		—	—
Return of capital	—	—	(0.03)		—	(0.16)

Total dividends and distributions	(0.48)	(0.39)	(0.46)		(0.19)	(0.26)

Net asset value, end of year	$10.68	$10.34	$9.52		$10.12	$9.89

Total return	8.32%	12.97%	(1.44)%		4.25%	3.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,796	$3,848	$190		$111	$109
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	1.05%		1.30%	1.40%
Before waivers and reimbursements (f)	1.42%	1.55%	1.85%		1.76%	1.84%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	3.76%*	4.00%**	2.63%		1.93%	1.68%
Before waivers and reimbursements (f)	3.09%*	3.19%**	1.83%		1.48%	1.24%
Portfolio turnover rate^	200%	194%	139	%***	117%	152%

	Year Ended October 31,
Class I	2020	2019	2018		2017	2016
Net asset value, beginning of year	$10.37	$9.53	$10.13		$9.89	$9.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.41 *	0.42 **	0.27		0.22	0.19
Net realized and unrealized gain (loss)	0.41	0.84	(0.38)		0.23	0.16

Total from investment operations	0.82	1.26	(0.11)		0.45	0.35

Less distributions:
Dividends from net investment income	(0.15)	(0.42)	(0.46)		(0.21)	(0.11)
Distributions from net realized gains	(0.33)	—	—		—	—
Return of capital	—	—	(0.03)		—	(0.17)

Total dividends and distributions	(0.48)	(0.42)	(0.49)		(0.21)	(0.28)

Net asset value, end of year	$10.71	$10.37	$9.53		$10.13	$9.89

Total return	8.34%	13.43%	(1.19)%		4.58%	3.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$169,409	$81,249	$30,590		$71,053	$69,321
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.50%	0.50%	0.91%		1.05%	1.15%
Before waivers and reimbursements (f)	1.17%	1.34%	1.54%		1.51%	1.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	3.95%*	4.12%**	2.70%		2.18%	1.92%
Before waivers and reimbursements (f)	3.28%*	3.28%**	2.06%		1.73%	1.49%
Portfolio turnover rate^	200%	194%	139	%***	117%	152%

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2020	2019	2018		2017	2016
Net asset value, beginning of year	$10.34	$9.51	$10.11		$9.88	$9.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.35 *	0.35 **	0.23		0.17	0.14
Net realized and unrealized gain (loss)	0.41	0.85	(0.39)		0.23	0.15

Total from investment operations	0.76	1.20	(0.16)		0.40	0.29

Less distributions:
Dividends from net investment income	(0.14)	(0.37)	(0.41)		(0.17)	(0.09)
Distributions from net realized gains	(0.33)	—	—		—	—
Return of capital	—	—	(0.03)		—	(0.14)

Total dividends and distributions	(0.47)	(0.37)	(0.44)		(0.17)	(0.23)

Net asset value, end of year	$10.63	$10.34	$9.51		$10.11	$9.88

Total return	7.77%	12.84%	(1.69)%		4.04%	3.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$298	$145	$96		$101	$99
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.32%		1.55%	1.65%
Before waivers and reimbursements (f)	1.67%	1.88%	2.09%		2.01%	2.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	3.43%*	3.51%**	2.34%		1.68%	1.42%
Before waivers and reimbursements (f)	2.75%*	2.63%**	1.57%		1.23%	0.99%
Portfolio turnover rate^	200%	194%	139	%***	117%	152%
*

Includes accretion, interest and inflation adjustments on Argentine TIPS Bonds. Without this income, the per share income for each class would have been $0.08 lower and the ratios for each class would have been 0.73% lower.

**

Includes accretion, interest and inflation adjustments on Argentine TIPS Bonds. Without this income, the per share income for each class would have been $0.07 lower and the ratios for each class would have been 0.65% lower.

***

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 64%.

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

			1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge		7.64%	7.34%
	with Sales Charge (a	)	1.75	6.05
Fund – Class I Shares*			7.89	7.60
Fund – Class R Shares*			7.30	7.08
60% S&P 500® Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index			8.96	9.88
S&P 500® Index			9.71	13.35
Bloomberg Barclays U.S. Aggregate Bond Index			6.19	4.14

* Date of inception 3/7/16. (a) A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 DoubleLine Dynamic Allocation Fund and the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index from 3/7/16 to 10/31/20. The performance of each of the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratios for Class A, I and R shares were 1.72%, 1.47% and 1.97%, respectively. The net expense ratios for Class A, I and R shares were 1.20%, 0.95% and 1.45%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 7.89% for the year ended October 31, 2020. The Fund’s benchmarks, the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.96%, 9.71% and 6.19%, respectively over the same year.

Overview — DoubleLine Capital LP

For the year ended October 31, 2020 a hypothetical Rip Van Winkle investor, who only observed the year-over-year market returns, would see a healthy 9.71% return from the S&P 500® Index and 6.19% return from the Bloomberg Barclays U.S. Aggregate Bond Index. During the period the return streams were anything but tranquil, with the S&P 500® Index experiencing a peak to trough drawdown of 33.79% during the first quarter of 2020 as the COVID-19 pandemic ravaged the global economy and financial markets. The VIX index, a measure of U.S. equity market volatility, peaked at an astronomical 82.69 in March, showing the widespread fear brought on by the virus. Due to swift and unprecedented fiscal and monetary

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

policy backstops, the U.S. fixed income and equity markets staged a rapid recovery, with equities reaching new all-time highs in September while the 10-Year U.S. Treasury reached an all-time low yield of 0.51% in August.

Fund Highlights

The Fund’s allocation to the Shiller Barclays CAPE® U.S. Sector Index (“CAPE® Index”) underperformed the S&P 500® Index in the year ended October 31, 2020. The CAPE® Index was allocated to 8 sectors during the period: consumer staples, consumer discretionary, communication services, financials, industrial, materials and technology and real estate. The three sectors which contributed the most to the CAPE® Index’s return were technology, industrials and communications. The three sectors which detracted the most from the CAPE® Index’s return were materials, financials and real estate.

The Fund’s active equity investments outperformed the S&P 500® Index in year ended October 31, 2020. An emphasis on risk management, opportunistic buying and value helped performance relative to the S&P 500® Index.

The return of the Fund’s fixed income investments was positive in the year ended October 31, 2020 but underperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s return. The two best returning sectors in the period were agency mortgage backed securities and U.S. Treasuries. The two sectors which detracted the most from performance during the period were bank loans and non-agency mortgage backed securities.

Fund Characteristics As of October 31, 2020
Weighted Average Life (Years)	6.28
Weighted Average Coupon (%)	2.99
Weighted Average Effective Duration (Years)*	4.65
Weighted Average Rating**	A3

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2020	% of Net Assets
U.S. Treasury Obligations	26.5%
Collateralized Mortgage Obligations	13.1
Information Technology	9.1
Investment Companies	7.1
Financials	6.0
Health Care	5.6
Communication Services	5.0
Consumer Discretionary	4.9
Industrials	4.2
Mortgage-Backed Securities	3.2
Consumer Staples	3.2
Asset-Backed Securities	2.7
Energy	2.3
Materials	1.1
Real Estate	1.1
Utilities	1.0
Cash and Other	3.9

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class A
Actual	$1,000.00	$1,083.10	$6.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.33	5.86
Class I
Actual	1,000.00	1,084.00	4.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.59	4.59
Class R
Actual	1,000.00	1,082.20	7.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.08	7.12

* Expenses are equal to the Portfolio’s A, I and R shares annualized expense ratio of 1.15%, 0.90% and 1.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (2.7%)
CSMC Trust,
Series 2019-JR1 A1 4.095%, 9/27/66 (l)§	$452,848	$455,641
GSAA Home Equity Trust,
Series 2007-9 A2A 6.500%, 8/25/47	372,296	268,026
Long Beach Mortgage Loan Trust,
Series 2006-7 1A 0.304%, 8/25/36 (l)	505,162	325,463
Pretium Mortgage Credit Partners I LLC,
Series 2020-NPL3 A1 3.105%, 6/27/60 (e)§	750,000	749,975

Total Asset-Backed Securities		1,799,105

Collateralized Mortgage Obligations (13.1%)
Alternative Loan Trust,
Series 2005-11CB 2A6 5.500%, 6/25/25	418,242	417,166
Banc of America Alternative Loan Trust,
Series 2006-5 CB14 6.000%, 6/25/46 (l)	209,787	202,142
BRAVO Residential Funding Trust,
Series 2020-RPL1 M1 3.250%, 5/26/59 (l)§	500,000	519,755
CHL Mortgage Pass-Through Trust,
Series 2006-20 1A33 6.000%, 2/25/37	539,915	415,664
Series 2006-OA5 2A1 0.349%, 4/25/46 (l)	700,562	584,837
FHLMC,
Series 3998 AZ 4.000%, 2/15/42	1,413,530	1,561,994
Series 4894 ZE 3.500%, 7/15/49	1,466,782	1,575,329
FNMA,
Series 2013-5 EZ 2.000%, 8/25/42	627,730	643,781
Series 2017-4 CH 3.000%, 6/25/42	49,576	50,003
Series 2018-21 (Zero Coupon), 4/25/48 PO	263,851	243,776
GCAT LLC,
Series 2020-1 A1 2.981%, 1/26/60 (e)§	223,716	220,149
HarborView Mortgage Loan Trust,
Series 2005-8 1A2A 0.807%, 9/19/35 (l)	461,590	388,623
New Residential Mortgage Loan Trust,
Series 2016-1A A1 3.750%, 3/25/56 (l)§	312,834	334,952
PRPM LLC,
Series 2020-3 A1 2.857%, 9/25/25 (e)§	487,981	488,074
RALI Trust,
Series 2006-QS4 A10 6.000%, 4/25/36	469,542	452,061
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-7 A1 6.000%, 6/25/37	236,581	235,391
Series 2007-AR6 A2 3.024%, 10/25/37 (l)	296,800	279,939

Total Collateralized Mortgage Obligations		8,613,636

Corporate Bonds (15.8%)
Communication Services (1.8%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.
3.500%, 9/15/53§	18,000	17,171
3.550%, 9/15/55§	80,000	75,865
CCO Holdings LLC
5.750%, 2/15/26§	30,000	31,025
5.000%, 2/1/28§	30,000	31,425
CenturyLink, Inc.
5.125%, 12/15/26§	30,000	30,675
4.000%, 2/15/27§	25,000	25,500
Cincinnati Bell, Inc. 7.000%, 7/15/24§	20,000	20,675
Frontier Communications Corp. 5.875%, 10/15/27§	10,000	10,175
Intelsat Jackson Holdings SA 8.500%, 10/15/24 (h)§	30,000	18,525
Telesat Canada 6.500%, 10/15/27§	10,000	9,975
Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 1.380%, 5/15/25 (k)	70,000	71,574
Zayo Group Holdings, Inc.
4.000%, 3/1/27§	30,000	29,371
6.125%, 3/1/28§	15,000	15,150

		387,106

Entertainment (0.1%)
Lions Gate Capital Holdings LLC 6.375%, 2/1/24§	45,000	43,268
Live Nation Entertainment, Inc. 6.500%, 5/15/27§	30,000	32,250

		75,518

Media (0.9%)
Cengage Learning, Inc. 9.500%, 6/15/24§	25,000	20,188
Charter Communications Operating LLC 4.908%, 7/23/25	110,000	126,204
Comcast Corp.
3.400%, 4/1/30	60,000	68,518
1.500%, 2/15/31	130,000	126,963
Diamond Sports Group LLC 5.375%, 8/15/26§	15,000	8,738
DISH DBS Corp. 5.875%, 11/15/24	25,000	25,109
GCI LLC 4.750%, 10/15/28§	30,000	30,966
Gray Television, Inc. 7.000%, 5/15/27§	45,000	48,544
iHeartCommunications, Inc. 8.375%, 5/1/27	5,000	4,876
Interpublic Group of Cos., Inc. (The) 4.650%, 10/1/28	50,000	58,767

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount	Value (Note 1)
Nexstar Broadcasting, Inc. 5.625%, 7/15/27§	$20,000	$20,850
Radiate Holdco LLC 4.500%, 9/15/26§	20,000	20,044
Scripps Escrow, Inc. 5.875%, 7/15/27§	25,000	24,250
Sirius XM Radio, Inc. 4.125%, 7/1/30§	35,000	35,893

		619,910

Wireless Telecommunication Services (0.2%)
Gogo Intermediate Holdings LLC 9.875%, 5/1/24§	15,000	15,750
Sprint Corp. 7.125%, 6/15/24	45,000	51,759
T-Mobile USA, Inc.
3.750%, 4/15/27§	15,000	16,705
2.050%, 2/15/28§	45,000	45,675

		129,889

Total Communication Services		1,212,423

Consumer Discretionary (1.8%)
Auto Components (0.1%)
Clarios Global LP 6.250%, 5/15/26§	15,000	15,577
Icahn Enterprises LP 5.250%, 5/15/27	25,000	25,839

		41,416

Automobiles (0.0%)
Ford Motor Co. 9.000%, 4/22/25	20,000	23,518

Distributors (0.1%)
Performance Food Group, Inc. 5.500%, 10/15/27§	35,000	35,875

Hotels, Restaurants & Leisure (0.9%)
1011778 BC ULC 5.000%, 10/15/25§	11,000	11,279
Boyd Gaming Corp. 4.750%, 12/1/27	45,000	43,664
Caesars Entertainment, Inc. 6.250%, 7/1/25§	35,000	35,962
Caesars Resort Collection LLC 5.250%, 10/15/25§	35,000	33,239
Carnival Corp. 11.500%, 4/1/23§	10,000	11,000
Cedar Fair LP 5.250%, 7/15/29	25,000	22,578
Golden Nugget, Inc. 6.750%, 10/15/24§	45,000	38,014
Hilton Domestic Operating Co., Inc.
5.375%, 5/1/25§	5,000	5,184
5.750%, 5/1/28§	5,000	5,232
IRB Holding Corp. 6.750%, 2/15/26§	35,000	35,350
McDonald’s Corp. 3.600%, 7/1/30	55,000	63,305
MGM Resorts International 6.750%, 5/1/25	45,000	47,336
Scientific Games International, Inc. 7.250%, 11/15/29§	20,000	19,806
Six Flags Theme Parks, Inc. 7.000%, 7/1/25§	55,000	58,163
Twin River Worldwide Holdings, Inc. 6.750%, 6/1/27§	40,000	40,420
Viking Cruises Ltd.
13.000%, 5/15/25§	10,000	11,275
5.875%, 9/15/27§	55,000	42,554
Wyndham Hotels & Resorts, Inc.
4.375%, 8/15/28§	20,000	19,878
Yum! Brands, Inc. 3.625%, 3/15/31	40,000	39,175

		583,414

Household Durables (0.1%)
Mattamy Group Corp. 4.625%, 3/1/30§	35,000	35,788
Tempur Sealy International, Inc. 5.500%, 6/15/26	30,000	31,124

		66,912

Internet & Direct Marketing Retail (0.1%)
Expedia Group, Inc. 3.250%, 2/15/30	70,000	67,766

Multiline Retail (0.2%)
Dollar Tree, Inc. 4.000%, 5/15/25	110,000	123,873

Specialty Retail (0.2%)
Asbury Automotive Group, Inc.
4.500%, 3/1/28§	5,000	5,081
4.750%, 3/1/30§	6,000	6,195
Group 1 Automotive, Inc. 4.000%, 8/15/28§	5,000	5,006
Home Depot, Inc. (The) 3.900%, 6/15/47	55,000	66,706
PetSmart, Inc.
7.125%, 3/15/23§	20,000	20,000
5.875%, 6/1/25§	12,000	12,267
Staples, Inc. 7.500%, 4/15/26§	35,000	32,594

		147,849

Textiles, Apparel & Luxury Goods (0.1%)
William Carter Co. (The) 5.500%, 5/15/25§	75,000	78,844

Total Consumer Discretionary		1,169,467

Consumer Staples (1.0%)
Beverages (0.3%)
Anheuser-Busch Cos. LLC 4.900%, 2/1/46	50,000	61,140
Constellation Brands, Inc. 3.150%, 8/1/29	105,000	116,114

		177,254

Food & Staples Retailing (0.1%)
Albertsons Cos., Inc. 4.625%, 1/15/27§	30,000	30,853
3.500%, 3/15/29§	20,000	19,363
US Foods, Inc. 6.250%, 4/15/25§	5,000	5,213

		55,429

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount	Value (Note 1)
Food Products (0.4%)
B&G Foods, Inc.
5.250%, 4/1/25	$20,000	$20,600
5.250%, 9/15/27	15,000	15,515
JBS USA LUX SA
5.750%, 6/15/25§	5,000	5,125
6.750%, 2/15/28§	43,000	47,119
Kraft Heinz Foods Co.
5.000%, 7/15/35	15,000	17,162
5.200%, 7/15/45	35,000	38,545
Post Holdings, Inc. 4.625%, 4/15/30§	30,000	30,825
Smithfield Foods, Inc. 4.250%, 2/1/27§	115,000	125,453

		300,344

Household Products (0.1%)
Energizer Holdings, Inc. 4.750%, 6/15/28§	35,000	36,101
Kronos Acquisition Holdings, Inc. 9.000%, 8/15/23§	30,000	30,412

		66,513

Tobacco (0.1%)
Altria Group, Inc. 4.450%, 5/6/50	60,000	66,599

Total Consumer Staples		666,139

Energy (1.8%)
Energy Equipment & Services (0.2%)
Schlumberger Investment SA 2.650%, 6/26/30	30,000	29,979
Tervita Corp. 7.625%, 12/1/21§	30,000	28,762
Transocean Poseidon Ltd. 6.875%, 2/1/27§	35,000	26,250
Transocean, Inc. 11.500%, 1/30/27§	11,000	3,637
USA Compression Partners LP 6.875%, 9/1/27	50,000	50,261

		138,889

Oil, Gas & Consumable Fuels (1.6%)
Antero Midstream Partners LP 5.750%, 3/1/27§	16,000	14,480
Apache Corp.
4.625%, 11/15/25	10,000	9,450
4.375%, 10/15/28	20,000	18,382
Cenovus Energy, Inc. 5.375%, 7/15/25	20,000	21,050
Cheniere Energy Partners LP
5.250%, 10/1/25	15,000	15,258
5.625%, 10/1/26	25,000	25,625
Energy Transfer Operating LP
4.750%, 1/15/26	45,000	48,315
4.200%, 4/15/27	5,000	5,189
EOG Resources, Inc. 4.375%, 4/15/30	50,000	58,637
EQM Midstream Partners LP 6.500%, 7/1/27§	35,000	36,750
EQT Corp. 7.875%, 2/1/25 (e)	20,000	22,250
Exxon Mobil Corp.
2.610%, 10/15/30	25,000	26,283
4.227%, 3/19/40	10,000	11,899
Gulfport Energy Corp. 6.375%, 5/15/25	30,000	16,500
Hess Midstream Operations LP 5.125%, 6/15/28§	35,000	34,912
Hilcorp Energy I LP 6.250%, 11/1/28§	30,000	27,450
Indigo Natural Resources LLC 6.875%, 2/15/26§	15,000	14,925
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	45,000	57,815
Marathon Petroleum Corp. 5.125%, 12/15/26	55,000	62,904
MEG Energy Corp. 7.125%, 2/1/27§	50,000	44,986
NuStar Logistics LP 6.375%, 10/1/30	25,000	25,125
Occidental Petroleum Corp.
8.000%, 7/15/25	15,000	14,625
3.500%, 8/15/29	20,000	14,429
6.625%, 9/1/30	20,000	17,486
Parkland Corp. 5.875%, 7/15/27§	55,000	56,619
Parsley Energy LLC 5.625%, 10/15/27§	35,000	37,144
Peabody Energy Corp. 6.000%, 3/31/22§	20,000	9,000
QEP Resources, Inc. 5.625%, 3/1/26	35,000	22,225
Rattler Midstream LP 5.625%, 7/15/25§	15,000	15,516
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	55,000	61,574
Sunoco LP 6.000%, 4/15/27	15,000	15,468
Targa Resources Partners LP 5.500%, 3/1/30§	30,000	30,156
Total Capital International SA 3.386%, 6/29/60	55,000	56,472
Viper Energy Partners LP 5.375%, 11/1/27§	25,000	25,500
Western Midstream Operating LP 4.100%, 2/1/25 (e)	20,000	18,806
WPX Energy, Inc.
5.875%, 6/15/28	20,000	20,500
4.500%, 1/15/30	20,000	19,200

		1,032,905

Total Energy		1,171,794

Financials (3.1%)
Banks (1.0%)
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.21%), 3.974%, 2/7/30 (k)	55,000	63,399
Bank of Montreal
(USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	60,000	66,330
Bank of Nova Scotia (The)
1.625%, 5/1/23	80,000	82,224
3.400%, 2/11/24	35,000	37,940

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount	Value (Note 1)
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 1.380%, 5/17/24 (k)	$120,000	$121,336
Commonwealth Bank of Australia 3.900%, 7/12/47§	50,000	60,026
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 0.981%, 3/2/23 (k)	120,000	120,476
Santander Holdings USA, Inc. 3.400%, 1/18/23	115,000	120,699

		672,430

Capital Markets (0.4%)
Goldman Sachs Group, Inc. (The) 3.625%, 2/20/24	110,000	119,671
Morgan Stanley
(ICE LIBOR USD 3 Month + 0.85%), 3.737%, 4/24/24 (k)	110,000	118,165

		237,836

Consumer Finance (1.0%)
American Express Co. 3.400%, 2/22/24	115,000	125,108
Capital One Financial Corp.
(ICE LIBOR USD 3 Month + 0.72%), 0.934%, 1/30/23 (k)	130,000	130,046
Discover Financial Services 4.100%, 2/9/27	85,000	95,048
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.99%), 1.224%, 1/5/23 (k)	105,000	103,954
John Deere Capital Corp. 2.600%, 3/7/24	60,000	64,141
Navient Corp. 5.000%, 3/15/27	15,000	13,974
OneMain Finance Corp.
6.625%, 1/15/28	30,000	32,775
5.375%, 11/15/29	15,000	15,394
Synchrony Financial 3.950%, 12/1/27	60,000	65,416

		645,856

Diversified Financial Services (0.1%)
MPH Acquisition Holdings LLC 5.750%, 11/1/28§	45,000	44,213
Verscend Escrow Corp. 9.750%, 8/15/26§	32,000	34,406

		78,619

Insurance (0.5%)
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	20,000	21,000
Athene Global Funding 3.000%, 7/1/22§	70,000	72,205
Berkshire Hathaway Finance Corp. 2.850%, 10/15/50	40,000	40,752
GTCR AP Finance, Inc. 8.000%, 5/15/27§	30,000	31,950
NFP Corp. 6.875%, 8/15/28§	20,000	19,454
Prudential Financial, Inc. 3.905%, 12/7/47	55,000	62,151
Willis North America, Inc. 4.500%, 9/15/28	55,000	65,582

		313,094

Thrifts & Mortgage Finance (0.1%)
Nationstar Mortgage Holdings, Inc. 5.500%, 8/15/28§	25,000	24,937
PennyMac Financial Services, Inc. 5.375%, 10/15/25§	35,000	35,788

		60,725

Total Financials		2,008,560

Health Care (1.6%)
Biotechnology (0.2%)
AbbVie, Inc. 4.700%, 5/14/45	100,000	121,562

Health Care Equipment & Supplies (0.0%)
Ortho-Clinical Diagnostics, Inc. 7.250%, 2/1/28§	45,000	47,002

Health Care Providers & Services (1.0%)
Anthem, Inc. 2.375%, 1/15/25	60,000	63,681
Centene Corp. 3.000%, 10/15/30	20,000	20,769
Cigna Corp.
(ICE LIBOR USD 3 Month + 0.89%), 1.127%, 7/15/23 (k)	95,000	95,982
4.900%, 12/15/48	95,000	122,374
CVS Health Corp. 5.050%, 3/25/48	75,000	95,091
HCA, Inc. 4.125%, 6/15/29	55,000	62,336
Legacy LifePoint Health LLC
6.750%, 4/15/25§	10,000	10,575
4.375%, 2/15/27§	25,000	24,743
Radiology Partners, Inc. 9.250%, 2/1/28§	25,000	26,650
Select Medical Corp. 6.250%, 8/15/26§	55,000	57,837
Tenet Healthcare Corp. 6.125%, 10/1/28§	40,000	38,800
West Street Merger Sub, Inc. 6.375%, 9/1/25§	45,000	45,675

		664,513

Pharmaceuticals (0.4%)
Bausch Health Cos., Inc. 6.250%, 2/15/29§	60,000	61,649
Eli Lilly and Co. 3.950%, 3/15/49	100,000	123,639
Royalty Pharma plc 3.300%, 9/2/40§	65,000	63,610

		248,898

Total Health Care		1,081,975

Industrials (1.9%)
Aerospace & Defense (0.4%)
Bombardier, Inc. 6.000%, 10/15/22§	30,000	26,700
Lockheed Martin Corp. 4.700%, 5/15/46	95,000	127,098

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount	Value (Note 1)
TransDigm, Inc. 8.000%, 12/15/25§	$5,000	$5,414
6.250%, 3/15/26§	55,000	57,200
6.375%, 6/15/26	15,000	14,958
5.500%, 11/15/27	30,000	29,288
Triumph Group, Inc. 7.750%, 8/15/25	15,000	9,750

		270,408

Airlines (0.1%)
Delta Air Lines, Inc. 4.750%, 10/20/28§	10,000	10,200
Mileage Plus Holdings LLC 6.500%, 6/20/27§	30,000	31,200

		41,400

Building Products (0.2%)
Builders FirstSource, Inc. 6.750%, 6/1/27§	30,000	32,100
Griffon Corp. 5.750%, 3/1/28	50,000	52,250
Owens Corning 4.400%, 1/30/48	60,000	66,562

		150,912

Commercial Services & Supplies (0.4%)
Allied Universal Holdco LLC
6.625%, 7/15/26§	20,000	20,901
9.750%, 7/15/27§	40,000	42,600
Garda World Security Corp. 8.750%, 5/15/25§	30,000	29,925
GFL Environmental, Inc.
3.750%, 8/1/25§	30,000	30,187
5.125%, 12/15/26§	35,000	36,673
8.500%, 5/1/27§	12,000	13,080
KAR Auction Services, Inc. 5.125%, 6/1/25§	35,000	35,394
Prime Security Services Borrower LLC 3.375%, 8/31/27§	35,000	33,688

		242,448

Construction & Engineering (0.0%)
Pike Corp. 5.500%, 9/1/28§	25,000	25,568

Industrial Conglomerates (0.2%)
Roper Technologies, Inc. 1.750%, 2/15/31	140,000	137,730

Professional Services (0.1%)
Dun & Bradstreet Corp. (The) 6.875%, 8/15/26§	18,000	19,260
Jaguar Holding Co. II 5.000%, 6/15/28§	15,000	15,597

		34,857

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC 3.050%, 2/15/51	25,000	26,828
CSX Corp. 3.800%, 11/1/46	55,000	62,742
Kenan Advantage Group, Inc. (The) 7.875%, 7/31/23§	5,000	5,000
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	55,000	61,515
Uber Technologies, Inc. 7.500%, 9/15/27§	25,000	26,069

		182,154

Trading Companies & Distributors (0.2%)
Air Lease Corp. 3.250%, 3/1/25	65,000	66,289
Beacon Roofing Supply, Inc. 4.875%, 11/1/25§	45,000	44,145
United Rentals North America, Inc. 5.250%, 1/15/30	25,000	27,094

		137,528

Total Industrials		1,223,005

Information Technology (0.7%)
Communications Equipment (0.0%)
Avaya, Inc. 6.125%, 9/15/28§	20,000	20,550

IT Services (0.1%)
GTT Communications, Inc. 7.875%, 12/31/24§	15,000	7,500
Tempo Acquisition LLC 6.750%, 6/1/25§	50,000	50,612

		58,112

Semiconductors & Semiconductor Equipment (0.2%)
NXP BV 3.875%, 6/18/26§	115,000	129,576

Software (0.1%)
BY Crown Parent LLC 4.250%, 1/31/26§	15,000	15,262
CDK Global, Inc. 5.250%, 5/15/29§	10,000	10,704
Oracle Corp. 3.600%, 4/1/50	55,000	59,972

		85,938

Technology Hardware, Storage & Peripherals (0.3%)
Apple, Inc. 4.650%, 2/23/46	75,000	101,851
2.950%, 9/11/49	25,000	26,794
NetApp, Inc. 1.875%, 6/22/25	65,000	67,135

		195,780

Total Information Technology		489,956

Materials (0.6%)
Chemicals (0.1%)
Gates Global LLC 6.250%, 1/15/26§	15,000	15,488
Ingevity Corp. 3.875%, 11/1/28§	30,000	30,456
Nutrien Ltd. 4.200%, 4/1/29	50,000	59,162

		105,106

Containers & Packaging (0.3%)
Flex Acquisition Co., Inc. 6.875%, 1/15/25§	40,000	39,400

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount	Value (Note 1)
Packaging Corp. of America 3.000%, 12/15/29	$60,000	$65,964
Silgan Holdings, Inc. 4.125%, 2/1/28	30,000	31,023
WRKCo, Inc. 3.750%, 3/15/25	55,000	61,122

		197,509

Metals & Mining (0.2%)
Arconic Corp. 6.125%, 2/15/28§	35,000	36,811
Novelis Corp. 4.750%, 1/30/30§	45,000	45,551
SunCoke Energy Partners LP 7.500%, 6/15/25§	30,000	26,850

		109,212

Total Materials		411,827

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Alexandria Real Estate Equities, Inc. (REIT) 4.000%, 1/15/24	110,000	121,125
American Tower Corp. (REIT) 3.950%, 3/15/29	55,000	63,108
Crown Castle International Corp. (REIT)
3.650%, 9/1/27	55,000	61,243
3.300%, 7/1/30	30,000	32,617
ESH Hospitality, Inc. (REIT) 5.250%, 5/1/25§	20,000	20,000
Iron Mountain, Inc. (REIT) 4.500%, 2/15/31§	15,000	14,832
VICI Properties LP (REIT)
3.750%, 2/15/27§	5,000	5,012
4.125%, 8/15/30§	15,000	15,188

		333,125

Real Estate Management & Development (0.0%)
Realogy Group LLC 7.625%, 6/15/25§	10,000	10,563

Total Real Estate		343,688

Utilities (1.0%)
Electric Utilities (0.6%)
Eversource Energy
Series R 1.650%, 8/15/30	65,000	63,566
Georgia Power Co.
Series A 2.200%, 9/15/24	60,000	63,302
Monongahela Power Co. 5.400%, 12/15/43§	70,000	95,230
NextEra Energy Capital Holdings, Inc. 2.250%, 6/1/30	60,000	62,189
PG&E Corp. 5.000%, 7/1/28	45,000	45,005
Pinnacle West Capital Corp. 1.300%, 6/15/25	70,000	70,850

		400,142

Gas Utilities (0.2%)
Brooklyn Union Gas Co. (The) 4.487%, 3/4/49§	50,000	63,287
East Ohio Gas Co. (The) 3.000%, 6/15/50§	65,000	65,831

		129,118

Independent Power and Renewable Electricity Producers (0.1%)
Calpine Corp.
5.125%, 3/15/28§	25,000	25,700
4.625%, 2/1/29§	15,000	15,146

		40,846

Water Utilities (0.1%)
Essential Utilities, Inc. 2.704%, 4/15/30	65,000	68,761

Total Utilities		638,867

Total Corporate Bonds		10,417,701

Mortgage-Backed Securities (3.2%)
FHLMC 2.000%, 10/1/50	498,352	507,405
FHLMC UMBS 2.000%, 9/1/40	1,586,083	1,638,688

Total Mortgage-Backed Securities		2,146,093

U.S. Treasury Obligations (10.3%)
U.S. Treasury Bonds
4.750%, 2/15/37	220,000	338,094
1.125%, 8/15/40	400,000	380,512
2.750%, 11/15/47	240,000	302,062
1.375%, 8/15/50	360,000	337,945
U.S. Treasury Notes
1.750%, 11/30/21	440,000	447,592
0.125%, 10/15/23	70,000	69,857
2.125%, 9/30/24	350,000	375,127
2.250%, 10/31/24	350,000	377,286
2.750%, 2/28/25	210,000	231,945
3.000%, 9/30/25	340,000	383,350
0.250%, 10/31/25	690,000	685,546
2.250%, 3/31/26	290,000	318,094
1.625%, 10/31/26	340,000	362,213
0.500%, 6/30/27	410,000	407,375
0.500%, 10/31/27	1,020,000	1,010,772
2.250%, 11/15/27	350,000	389,038
0.625%, 8/15/30	380,000	371,682

Total U.S. Treasury Obligations		6,788,490

Total Long-Term Debt Securities (45.1%) (Cost $29,307,472)		29,765,025

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.2%)
Interactive Media & Services (2.4%)
Alphabet, Inc., Class A*	526	850,074
Facebook, Inc., Class A*	2,820	741,970

		1,592,044

Media (0.8%)
Comcast Corp., Class A	12,557	530,408

Total Communication Services		2,122,452

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Number of Shares	Value (Note 1)
Consumer Discretionary (3.1%)
Internet & Direct Marketing Retail (1.8%)
Amazon.com, Inc.*	386	$1,171,954

Multiline Retail (0.5%)
Dollar General Corp.	1,593	332,475

Specialty Retail (0.8%)
Ross Stores, Inc.	3,356	285,830
Ulta Beauty, Inc.*	1,232	254,741

		540,571

Total Consumer Discretionary		2,045,000

Consumer Staples (2.2%)
Beverages (0.6%)
Constellation Brands, Inc., Class A	2,429	401,344

Food & Staples Retailing (0.2%)
Sysco Corp.	2,160	119,470

Household Products (0.9%)
Procter & Gamble Co. (The)	4,405	603,925

Tobacco (0.5%)
Philip Morris International, Inc.	4,541	322,502

Total Consumer Staples		1,447,241

Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Exxon Mobil Corp.	6,706	218,750
Pioneer Natural Resources Co.	1,538	122,363

		341,113

Total Energy		341,113

Financials (2.9%)
Banks (1.4%)
Citigroup, Inc.	8,205	339,851
First Republic Bank	2,042	257,578
Truist Financial Corp.	7,444	313,541

		910,970

Capital Markets (0.8%)
Charles Schwab Corp. (The)	6,825	280,576
Intercontinental Exchange, Inc.	2,773	261,771

		542,347

Insurance (0.7%)
Aflac, Inc.	6,461	219,351
Willis Towers Watson plc	1,175	214,414

		433,765

Total Financials		1,887,082

Health Care (4.0%)
Biotechnology (0.3%)
BioMarin Pharmaceutical, Inc.*	1,632	121,470
Vertex Pharmaceuticals, Inc.*	428	89,178

		210,648

Health Care Equipment & Supplies (1.0%)
Alcon, Inc.*	4,193	238,330
Boston Scientific Corp.*	12,105	414,838

		653,168

Health Care Providers & Services (1.3%)
Anthem, Inc.	1,332	363,370
UnitedHealth Group, Inc.	1,623	495,242

		858,612

Pharmaceuticals (1.4%)
AstraZeneca plc (ADR)	6,678	334,969
Roche Holding AG (ADR)	9,553	382,024
Zoetis, Inc.	1,220	193,431

		910,424

Total Health Care		2,632,852

Industrials (2.3%)
Aerospace & Defense (0.4%)
Boeing Co. (The)	2,018	291,379

Electrical Equipment (0.4%)
AMETEK, Inc.	2,861	280,950

Industrial Conglomerates (0.6%)
Honeywell International, Inc.	2,217	365,694

Machinery (0.9%)
Fortive Corp.	4,809	296,235
Parker-Hannifin Corp.	1,370	285,453

		581,688

Total Industrials		1,519,711

Information Technology (8.4%)
Communications Equipment (0.5%)
Motorola Solutions, Inc.	2,088	330,029

Electronic Equipment, Instruments & Components (0.6%)
Corning, Inc.	11,579	370,181

IT Services (1.4%)
PayPal Holdings, Inc.*	2,574	479,099
Visa, Inc., Class A	2,595	471,537

		950,636

Semiconductors & Semiconductor Equipment (1.4%)
Analog Devices, Inc.	2,901	343,855
KLA Corp.	1,133	223,405
Lam Research Corp.	975	333,528

		900,788

Software (3.2%)
Adobe, Inc.*	933	417,144
Microsoft Corp.	6,821	1,381,048
Splunk, Inc.*	1,736	343,798

		2,141,990

Technology Hardware, Storage & Peripherals (1.3%)
Apple, Inc.	8,094	881,113

Total Information Technology		5,574,737

Materials (0.5%)
Chemicals (0.5%)
DuPont de Nemours, Inc.	5,773	328,368

Total Materials		328,368

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Number of Shares	Value (Note 1)
Real Estate (0.6%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
American Tower Corp. (REIT)	1,582	$363,306

Total Real Estate		363,306

Total Common Stocks (27.7%) (Cost $14,948,695)		18,261,862

INVESTMENT COMPANIES:
Fixed Income (6.8%)
DoubleLine Floating Rate Fund, Class I‡	203,022	1,873,892
DoubleLine Global Bond Fund, Class I‡	246,165	2,619,197

Total Investment Companies (6.8%) (Cost $4,436,700)		4,493,089

SHORT-TERM INVESTMENTS:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	204,825	204,948

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations (16.2%)
U.S. Treasury Bills
0.08%, 11/27/20 (p)(t)	$690,000	689,958
0.09%, 2/2/21 (p)	1,000,000	999,758
0.10%, 2/25/21 (p)	3,500,000	3,498,827
0.11%, 6/17/21 (p)	3,000,000	2,997,983
0.12%, 9/9/21 (p)	2,500,000	2,497,286

Total U.S. Treasury Obligations		10,683,812

Total Short-Term Investments (16.5%) (Cost $10,886,572)		10,888,760

Total Investments in Securities (96.1%) (Cost $59,579,439)		63,408,736
Other Assets Less Liabilities (3.9%)		2,593,287

Net Assets (100%)		$66,002,023

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2020, the market value of these securities amounted to $6,880,818 or 10.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2020. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2020.

(p)	Yield to maturity.
(t)	All, or a portion of security held by broker as collateral for OTC Swap contracts, with a total collateral value of $659,972.

Glossary:

ADR	— American Depositary Receipt
CAPE	— Cyclically Adjusted Price Earnings
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
OTC	— Over-the-counter
PO	— Principal Only
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

Investments in companies which were affiliates for the year ended October 31, 2020, were as follows:

Security Description	Shares at October 31, 2020	Market Value October 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value October 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Fixed Income
DoubleLine Floating Rate Fund, Class I	203,022	1,682,018	900,000	(600,000)	(110,658)	2,532	1,873,892	73,851	—
DoubleLine Global Bond Fund, Class I	246,165	2,383,588	1,000,000	(800,000)	(20,388)	55,997	2,619,197	8,090	123

Total		4,065,606	1,900,000	(1,400,000)	(131,046)	58,529	4,493,089	81,941	123

OTC Total return swap contracts outstanding as of October 31, 2020 (Note 1):

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/Received	Counterparty	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
Shiller Barclays CAPE US Sector II ER USD Index	0.40% and decrease in total return of index	Increase in total return of index	At maturity	Barclays Bank plc	11/10/2020	USD 10,900,000	(554,161)

							(554,161)

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$1,799,105	$—	$1,799,105
Collateralized Mortgage Obligations	—	8,613,636	—	8,613,636
Common Stocks
Communication Services	2,122,452	—	—	2,122,452
Consumer Discretionary	2,045,000	—	—	2,045,000
Consumer Staples	1,447,241	—	—	1,447,241
Energy	341,113	—	—	341,113
Financials	1,887,082	—	—	1,887,082
Health Care	2,632,852	—	—	2,632,852
Industrials	1,519,711	—	—	1,519,711
Information Technology	5,574,737	—	—	5,574,737
Materials	328,368	—	—	328,368
Real Estate	363,306	—	—	363,306

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Corporate Bonds
Communication Services	$—	$1,212,423	$—	$1,212,423
Consumer Discretionary	—	1,169,467	—	1,169,467
Consumer Staples	—	666,139	—	666,139
Energy	—	1,171,794	—	1,171,794
Financials	—	2,008,560	—	2,008,560
Health Care	—	1,081,975	—	1,081,975
Industrials	—	1,223,005	—	1,223,005
Information Technology	—	489,956	—	489,956
Materials	—	411,827	—	411,827
Real Estate	—	343,688	—	343,688
Utilities	—	638,867	—	638,867
Investment Companies	4,493,089	—	—	4,493,089
Mortgage-Backed Securities	—	2,146,093	—	2,146,093
Short-Term Investments
Investment Company	204,948	—	—	204,948
U.S. Treasury Obligations	—	10,683,812	—	10,683,812
U.S. Treasury Obligations	—	6,788,490	—	6,788,490

Total Assets	$22,959,899	$40,448,837	$—	$63,408,736

Liabilities:
Total Return Swaps	$—	$(554,161)	$—	$(554,161)

Total Liabilities	$—	$(554,161)	$—	$(554,161)

Total	$22,959,899	$39,894,676	$—	$62,854,575

Fair Values of Derivative Instruments as of October 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(554,161)

Total		$(554,161)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$2,505,145	$2,505,145

Total	$2,505,145	$2,505,145

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$(1,070,556)	$(1,070,556)

Total	$(1,070,556)	$(1,070,556)

^ The Fund held swaps contracts as a substitute for investing in conventional securities.

The Fund held swap contracts with an average notional value of approximately $10,846,000 during the year ended October 31, 2020.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2020:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged*	Net Amount Due to Counterparty
Barclays Bank plc	$554,161	$—	$(554,161)	$—

Total	$554,161	$—	$(554,161)	$—

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
*	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged is $105,811.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$35,727,937
Long-term U.S. government debt securities	30,136,531

$65,864,468

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$33,572,640
Long-term U.S. government debt securities	30,551,874

$64,124,514

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,028,006
Aggregate gross unrealized depreciation	(1,448,125)

Net unrealized appreciation	$2,579,881

Federal income tax cost of investments in securities and derivative instruments, if applicable	$60,274,694

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $4,436,700)	$4,493,089
Unaffiliated Issuers (Cost $55,142,739)	58,915,647
Cash	3,066,946
Receivable for securities sold	1,701,825
Dividends, interest and other receivables	176,694
Receivable for Fund shares sold	16,089
Prepaid registration and filing fees	13,323
Other assets	662

Total assets	68,384,275

LIABILITIES
Payable for securities purchased	1,706,752
Market value on OTC swap contracts	554,161
Investment advisory fees payable	19,721
Administrative fees payable	8,576
Transfer agent fees payable	6,408
Trustees’ fees payable	1,318
Distribution fees payable – Class A	769
Distribution fees payable – Class R	78
Accrued expenses	84,469

Total liabilities	2,382,252

NET ASSETS	$66,002,023

Net assets were comprised of:
Paid in capital	$58,143,346
Total distributable earnings (loss)	7,858,677

Net assets	$66,002,023

Class A
Net asset value and redemption price per share, $3,519,514 / 306,880 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.47
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share	$12.14

Class I
Net asset value, offering and redemption price per share, $62,303,461 / 5,420,408 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.49

Class R
Net asset value, offering and redemption price per share, $179,048 / 15,645 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.44

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Interest	$1,064,779
Dividends ($81,941 of dividend income received from affiliates)	348,972

Total income	1,413,751

EXPENSES
Investment advisory fees	471,663
Professional fees	99,539
Administrative fees	94,333
Printing and mailing expenses	51,675
Transfer agent fees	42,540
Registration and filing fees	39,713
Custodian fees	24,100
Distribution fees – Class A	8,142
Trustees’ fees	5,315
Distribution fees – Class R	855
Miscellaneous	28,033

Gross expenses	865,908
Less: Waiver from investment adviser	(288,029)

Net expenses	577,879

NET INVESTMENT INCOME (LOSS)	835,872

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(131,046) realized gain (loss) from affiliates)	1,482,178
Net distributions of realized gain received from underlying funds ($123 received from affiliates)	123
Swaps	2,505,145

Net realized gain (loss)	3,987,446

Change in unrealized appreciation (depreciation) on:
Investments in securities ($58,529 of change in unrealized appreciation (depreciation) from affiliates)	981,678
Swaps	(1,070,556)

Net change in unrealized appreciation (depreciation)	(88,878)

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,898,568

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,734,440

See Notes to Financial Statements.

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1290 DOUBLELINE DYNAMIC ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$835,872	$1,147,151
Net realized gain (loss)	3,987,446	2,234,610
Net change in unrealized appreciation (depreciation)	(88,878)	2,741,136

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,734,440	6,122,897

Distributions to shareholders:
Class A	(113,973)	(83,828)
Class I	(3,268,817)	(2,637,668)
Class R	(8,405)	(6,450)

Total distributions to shareholders	(3,391,195)	(2,727,946)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [315,066 and 55,587 shares, respectively]	3,448,824	596,061
Capital shares issued in reinvestment of dividends [9,946 and 7,863 shares, respectively]	108,112	79,177
Capital shares repurchased [(203,489) and (108,047) shares, respectively]	(2,244,959)	(1,145,133)

Total Class A transactions	1,311,977	(469,895)

Class I
Capital shares sold [164,950 and 54,826 shares, respectively]	1,862,167	587,053
Capital shares issued in reinvestment of dividends [19,730 and 18,482 shares, respectively]	214,461	186,113
Capital shares repurchased [(95,972) and (113,792) shares, respectively]	(983,589)	(1,175,255)

Total Class I transactions	1,093,039	(402,089)

Class R
Capital shares sold [382 and 145 shares, respectively]	4,171	1,462
Capital shares issued in reinvestment of dividends [258 and 205 shares, respectively]	2,814	2,068
Capital shares repurchased [(21) and (17) shares, respectively]	(233)	(181)

Total Class R transactions	6,752	3,349

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,411,768	(868,635)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,755,013	2,526,316
NET ASSETS:
Beginning of year	62,247,010	59,720,694

End of year	$66,002,023	$62,247,010

See Notes to Financial Statements.

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1290 DOUBLELINE DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,							March 7, 2016* to October 31, 2016
Class A	2020		2019		2018		2017
Net asset value, beginning of period	$11.23		$10.61		$11.25		$10.53	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.18		0.15		0.11	0.06
Net realized and unrealized gain (loss)	0.70		0.91		(0.01)		0.87	0.47

Total from investment operations	0.82		1.09		0.14		0.98	0.53

Less distributions:
Dividends from net investment income	(0.18)		(0.17)		(0.13)		(0.09)	—
Distributions from net realized gains	(0.40)		(0.30)		(0.65)		(0.17)	—

Total dividends and distributions	(0.58)		(0.47)		(0.78)		(0.26)	—

Net asset value, end of period	$11.47		$11.23		$10.61		$11.25	$10.53

Total return (b)	7.64%		10.73%		1.19%		9.46%	5.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,520		$2,081		$2,440		$1,271	$356
Ratio of expenses to average net assets:
After waivers (a)(f)	1.16	%(j)	1.15	%(j)	1.20	%(k)	1.21%	1.22%
Before waivers (a)(f)	1.61%		1.67%		1.66%		1.75%	1.85%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	1.05%		1.70%		1.39%		1.02%	0.89	%(l)
Before waivers (a)(f)(x)	0.60%		1.19%		0.93%		0.48%	0.26	%(l)
Portfolio turnover rate^	131%		63%		79%		86%	56	%(z)

	Year Ended October 31,							March 7, 2016* to October 31, 2016
Class I	2020		2019		2018		2017
Net asset value, beginning of period	$11.25		$10.63		$11.27		$10.55	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.21		0.18		0.14	0.08
Net realized and unrealized gain (loss)	0.70		0.91		(0.01)		0.86	0.47

Total from investment operations	0.85		1.12		0.17		1.00	0.55

Less distributions:
Dividends from net investment income	(0.21)		(0.20)		(0.16)		(0.11)	—
Distributions from net realized gains	(0.40)		(0.30)		(0.65)		(0.17)	—

Total dividends and distributions	(0.61)		(0.50)		(0.81)		(0.28)	—

Net asset value, end of period	$11.49		$11.25		$10.63		$11.27	$10.55

Total return (b)	7.89%		11.00%		1.44%		9.68%	5.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$62,303		$59,997		$57,126		$59,101	$53,478
Ratio of expenses to average net assets:
After waivers (a)(f)	0.91	%(j)	0.90	%(j)	0.95	%(k)	0.96%	0.97%
Before waivers (a)(f)	1.36%		1.42%		1.41%		1.50%	1.55%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	1.35%		1.95%		1.62%		1.27%	1.12	%(l)
Before waivers (a)(f)(x)	0.89%		1.43%		1.16%		0.72%	0.55	%(l)
Portfolio turnover rate^	131%		63%		79%		86%	56	%(z)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,							March 7, 2016* to October 31, 2016
Class R	2020		2019		2018		2017
Net asset value, beginning of period	$11.21		$10.59		$11.23		$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09		0.15		0.12		0.08	0.04
Net realized and unrealized gain (loss)	0.70		0.91		(0.01)		0.87	0.48

Total from investment operations	0.79		1.06		0.11		0.95	0.52

Less distributions:
Dividends from net investment income	(0.16)		(0.14)		(0.10)		(0.07)	—
Distributions from net realized gains	(0.40)		(0.30)		(0.65)		(0.17)	—

Total dividends and distributions	(0.56)		(0.44)		(0.75)		(0.24)	—

Net asset value, end of period	$11.44		$11.21		$10.59		$11.23	$10.52

Total return (b)	7.30%		10.46%		0.93%		9.15%	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$179		$168		$156		$112	$105
Ratio of expenses to average net assets:
After waivers (a)(f)	1.41	%(j)	1.40	%(j)	1.45	%(k)	1.46%	1.47%
Before waivers (a)(f)	1.86%		1.92%		1.91%		2.01%	2.05%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.84%		1.44%		1.13%		0.77%	0.62	%(l)
Before waivers (a)(f)(x)	0.39%		0.93%		0.67%		0.22%	0.05	%(l)
Portfolio turnover rate^	131%		63%		79%		86%	56	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class A, 0.95% for Class I and 1.45% for Class R.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class A, 1.00% for Class I and 1.50% for Class R.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	(7.04)%	4.04%	3.92%
	with Sales Charge (a)	(12.18)	2.87	2.95
Fund – Class I Shares*		(6.88)	4.30	4.18
Fund – Class R Shares*		(7.31)	3.78	3.66
Fund – Class T Shares*†	without Sales Charge	(6.88)	4.30	4.18
	with Sales Charge (b)	(9.20)	3.78	3.73
Russell 2500TM Value Index		(11.92)	3.91	2.93

*  Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)   A 5.50% front-end sales charge was deducted.

(b)   A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 GAMCO Small/Mid Cap Value Fund and the Russell 2500TM Value Index from 11/12/14 to 10/31/20. The performance of the Russell 2500TM Value Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500TM Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratios for Class A, I, R and T shares were 1.66%, 1.41%, 1.91% and 1.66%, respectively. The net expense ratios for Class A, I, R and T shares were 1.25%, 1.00%, 1.50% and 1.25%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (6.88)% for the year ended October 31, 2020. The Fund’s benchmark, the Russell 2500TM Value Index, returned (11.92)% over the same year.

Overview — GAMCO Asset Management, Inc.

The Sub-Adviser believes there are several reasons for an optimistic stock market outlook including upcoming fiscal stimulus, positive small business sentiment, a booming housing market, capital inflows into equity funds and continued low rates. Over the next twelve months, we believe we will likely see a cyclical renewal which will disproportionately benefit smaller capitalization and value companies, including several of the Fund’s holdings in areas that have been uniquely impacted by COVID-19, like live entertainment companies.

We believe long evolving changes in market structure, exacerbated by the economic shifts brought on by COVID-19, have created a wealth of opportunities among smaller companies, especially among those characterized as Value. Small- and mid-capitalization companies continue to significantly lag behind their larger cap counterparts for the trailing 1-, 3-, 5- and 10-year periods. Additionally, value-focused companies have continued to trail within the broader smaller cap category for the trailing 1-, 3-, 5- and 10-year periods ended October 31, 2020 (source: GAMCO, FTSE Russell). In many cases, we believe these stocks remain at bargain valuations that could provide significant upside as clarity on the shape of recovery increases. We believe the sharp market decline in March underscored the importance of investing in companies with sustainable

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

cash generation and adaptable managements favored by our fundamental value focused approach. In our opinion, at least three elements could trigger a more durable rotation in investor preferences:

•

Sustained COVID-19 re-opening and economic recovery. This appears to us to be more a matter of when than if and may favor cyclical firms and those most directly impacted by COVID-19 (including live entertainment, travel and leisure companies).

•

Renewed merger and acquisition (M&A) activity as the economic and electoral landscape becomes clearer. Scale remains as important as ever, funding costs are still low, and a number of entities stressed by the COVID-19 crisis will be looking for alternatives. Small- and mid-cap companies dominate this menu.

•

A shift from the Goldilocks macroeconomic backdrop of low interest rates, low inflation and steady but modest economic growth of most of the last ten years. With interest rates pinned to nearly zero and demographic, political and productivity trends pointing to decelerating long-term growth, government stimulus-fed inflation seems to us to be the variable most likely to change. A steeper yield curve could benefit financials, while above-expectation inflation favors those with pricing power.

Fund Highlights

We buy businesses we believe are selling at a discount to their Private Market Value (the price an informed industrialist would pay for the entire company), with a catalyst in place that could potentially surface values. Industry consolidation, financial engineering (e.g. spin-offs), changes in management and changes in regulation are just a few catalysts in which the Fund is rich. Our philosophy and process focus on fundamental company research and individual stock selection.

Our holdings have tended to be domestically focused with strong franchises and often pricing power. We have never been top-down allocators, trying to chase every trend. Rather, we rely on fundamental bottom-up research informed by our view of the shifting political and economic tides.

The Fund outperformed the Russell 2500 Value Index during this period. As you know, the Fund looks quite different from the index and occasionally we have seen periods where returns differ significantly. The Fund’s lower exposure to financials, real estate and energy services companies drove outperformance during the period.

What helped performance during the year?

•

Virtual health care company Teladoc LLC more than doubled during the period on increased virtual visits. Teladoc makes most of its revenue from monthly subscription fees, so a recent drop in virtual visits has not been important financially.

•

Lennar Corp., one of the largest domestic homebuilders, was up during the period on strength in the housing market spurred by a rebound in-home purchases driven by the pandemic, low inventory in new and existing homes and record low interest rates.

•

The Fund’s strategic underweighting in financial companies, which we believe can be viewed as commodities to an extent because of these companies’ strong reliance on interest rates, was one of the largest contributors to the Fund’s relative performance during the period, after real estate. With rates pinned to nearly zero and demographic, political and productivity trends pointing to decelerating long-term growth, government stimulus-fed inflation seems to us to be the variable most likely to change. A steeper yield curve would benefit financials while above-expectation inflation favors those with pricing power.

•	A systemic underweight to energy due to the general avoidance of purely commodity driven businesses contributed to the Fund’s relative performance during the period.

What hurt performance during the year?

•

Despite strong second and third quarter performance, overweighting in industrial companies was a detractor to performance for the period. GAMCO’s fundamental investment process is driven by our search to identify the best investment opportunities at any given time, and our 40+ years of compound, accumulated knowledge of industrial companies has led to our high conviction in the industrial sector. Cyclicals typically lead the way during a recovery and we believe are likely to disproportionately benefit once a vaccine has been approved.

•

The Fund’s relative performance was dampened by its overweighting to communication services companies, which were particularly hard hit at the end of the first quarter due to advertising exposure, including Clear Channel Outdoors, The E.W. Scripps Company, Sinclair Broadcast Group, Inc. and Meredith Corp. and live entertainment exposure including Madison Square Garden Entertainment Corp., Madison Square Garden Sports Corp. and Liberty Braves Group. Political spending leading up to the presidential election helped provide momentum for companies with advertising exposure during the third quarter and the two run-off races in the Georgia senate election continue that momentum. We also see company specific and broad catalysts in place for the live entertainment companies. For example, we believe

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

Liberty Braves is the ultimate franchise business with strong barriers to entry, namely a short list of pure play sports assets. The repeal of The Professional and Amateur Sports Protection Act of 1992 (PASPA), which banned sports betting, is likely to drive ratings and increase franchise values. Franchise value has not been impaired by COVID-19 disruptions and we are seeing pent-up demand for sports from consumers. In the meantime, we believe we have identified several catalysts that will help to surface value over the long-term: a spin off to eliminate the tracking stock discount, a real estate spin off as a real estate investment trust (REIT), a sale to a private buyer and the league-wide integration of sports betting.

•

Shares of Macquarie Infrastructure Corp. (MIC) have been impacted by COVID-related travel and restrictions on Atlantic Aviation and MIC Hawaii. However, general aviation flight activity has continued to increase and its bulk liquid storage and handling business, IMTT, saw sustained high levels of storage utilization. A potential near-term catalyst for MIC could be the sale of one of its operating businesses.

Sector Weightings as of October 31, 2020	% of Net Assets
Industrials	37.9%
Consumer Staples	12.4
Materials	11.6
Communication Services	10.4
Consumer Discretionary	9.4
Health Care	6.2
Utilities	2.6
Financials	2.5
Information Technology	2.3
Investment Company	1.9
Real Estate	1.4
Energy	0.8
Cash and Other	0.6

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class A
Actual	$1,000.00	$1,192.30	$6.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.87	6.33
Class I
Actual	1,000.00	1,194.40	5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.12	5.06
Class R
Actual	1,000.00	1,190.10	8.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.61	7.59
Class T**
Actual	1,000.00	1,193.10	5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.12	5.07

* Expenses are equal to the Portfolio’s A, I, R and T shares annualized expense ratio of 1.25%, 1.00%, 1.50% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

** Class T shares currently are not offered for sale.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.4%)
Diversified Telecommunication Services (0.0%)
Intelsat SA*	1,000	$550

Entertainment (1.1%)
Liberty Media Corp.-Liberty Braves, Class A*	7,000	144,900
Liberty Media Corp.-Liberty Braves, Class C*	19,000	388,930
Madison Square Garden Entertainment Corp.*	2,200	143,000
Madison Square Garden Sports Corp., Class A*	2,000	283,280

		960,110

Media (8.3%)
AMC Networks, Inc., Class A*	25,000	531,250
Clear Channel Outdoor Holdings, Inc.*	470,063	420,236
Corus Entertainment, Inc., Class B	180,000	475,569
DISH Network Corp., Class A*	5,000	127,450
EW Scripps Co. (The), Class A	45,000	408,600
Grupo Televisa SAB (ADR)*	90,000	572,400
JCDecaux SA*	29,000	449,067
Loral Space & Communications, Inc.	14,000	243,740
Meredith Corp.	64,000	704,000
MSG Networks, Inc., Class A*	48,000	429,120
Sinclair Broadcast Group, Inc., Class A	42,000	780,360
Sirius XM Holdings, Inc.	34,560	198,029
TEGNA, Inc.	30,000	360,900
ViacomCBS, Inc.	27,000	771,390
ViacomCBS, Inc., Class A	24,000	716,640
WideOpenWest, Inc.*	36,000	179,640

		7,368,391

Wireless Telecommunication Services (1.0%)
Gogo, Inc.*	22,000	176,880
Millicom International Cellular SA	3,000	89,520
United States Cellular Corp.*	20,000	582,400

		848,800

Total Communication Services		9,177,851

Consumer Discretionary (9.4%)
Auto Components (0.8%)
Dana, Inc.	46,000	643,540
Lear Corp.	600	72,486

		716,026

Diversified Consumer Services (0.7%)
H&R Block, Inc.	14,000	241,640
Terminix Global Holdings, Inc.*	8,000	376,720

		618,360

Hotels, Restaurants & Leisure (2.1%)
Caesars Entertainment, Inc.*	4,000	179,280
Churchill Downs, Inc.	3,200	477,280
Dover Motorsports, Inc.	15,000	22,800
Golden Entertainment, Inc.*	45,000	578,700
Nathan’s Famous, Inc.	8,000	406,080
Wynn Resorts Ltd.	3,000	217,290

		1,881,430

Household Durables (1.6%)
Bassett Furniture Industries, Inc.	35,000	516,600
Hunter Douglas NV*	4,000	232,047
Lennar Corp., Class B	11,000	625,790

		1,374,437

Internet & Direct Marketing Retail (0.6%)
Lands’ End, Inc.*	12,000	192,600
Stamps.com, Inc.*	1,500	334,860

		527,460

Leisure Products (3.4%)
Brunswick Corp.	34,000	2,166,140
Mattel, Inc.*	60,000	826,200

		2,992,340

Specialty Retail (0.2%)
Carvana Co.*	1,000	185,350

Total Consumer Discretionary		8,295,403

Consumer Staples (12.4%)
Beverages (3.6%)
Davide Campari-Milano NV	15,000	156,463
National Beverage Corp.*	12,500	978,625
Remy Cointreau SA	12,000	2,028,396

		3,163,484

Food & Staples Retailing (0.8%)
Casey’s General Stores, Inc.	2,200	370,854
Ingles Markets, Inc., Class A	9,500	340,670

		711,524

Food Products (5.5%)
Bunge Ltd.	28,000	1,588,440
Farmer Bros Co.*	45,273	157,097
Hain Celestial Group, Inc. (The)*	24,000	738,000
J M Smucker Co. (The)	12,000	1,346,400
Maple Leaf Foods, Inc.	42,000	764,783
McCormick & Co., Inc.	1,800	321,750

		4,916,470

Household Products (1.6%)
Energizer Holdings, Inc.	36,000	1,416,600

Personal Products (0.9%)
Edgewell Personal Care Co.*	30,000	786,600

Total Consumer Staples		10,994,678

Energy (0.8%)
Energy Equipment & Services (0.8%)
Dril-Quip, Inc.*	15,000	388,500
RPC, Inc.*	145,000	345,100

Total Energy		733,600

Financials (2.5%)
Banks (1.8%)
Atlantic Capital Bancshares, Inc.*	14,000	194,320
Cadence Bancorp	9,000	100,980
Flushing Financial Corp.	30,000	383,700
Synovus Financial Corp.	35,000	910,000

		1,589,000

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Number of Shares	Value (Note 1)
Capital Markets (0.7%)
Federated Hermes, Inc., Class B	20,000	$478,000
Waddell & Reed Financial, Inc., Class A	12,000	184,200

		662,200

Total Financials		2,251,200

Health Care (6.2%)
Biotechnology (0.1%)
Clovis Oncology, Inc.*	14,000	69,020

Health Care Equipment & Supplies (0.5%)
Cutera, Inc.*	25,000	473,250

Health Care Providers & Services (1.5%)
Option Care Health, Inc.*	22,527	300,285
Patterson Cos., Inc.	42,000	1,044,750

		1,345,035

Health Care Technology (3.6%)
Evolent Health, Inc., Class A*	55,000	546,700
Teladoc Health, Inc.*	13,500	2,652,210

		3,198,910

Life Sciences Tools & Services (0.2%)
Bio-Rad Laboratories, Inc., Class A*	300	175,926

Pharmaceuticals (0.3%)
Intersect ENT, Inc.*	16,000	248,000

Total Health Care		5,510,141

Industrials (37.9%)
Aerospace & Defense (4.5%)
AAR Corp.	21,000	408,660
Aerojet Rocketdyne Holdings, Inc.*	26,200	849,404
Kaman Corp.	18,500	733,710
Moog, Inc., Class A	13,000	811,070
Moog, Inc., Class B	1,800	88,632
Textron, Inc.	30,000	1,074,000

		3,965,476

Building Products (3.1%)
Armstrong Flooring, Inc.*	90,000	266,400
Griffon Corp.	116,000	2,487,040

		2,753,440

Commercial Services & Supplies (2.2%)
IAA, Inc.*	8,000	452,720
KAR Auction Services, Inc.	8,688	126,497
Matthews International Corp., Class A	60,000	1,309,800
Team, Inc.*	15,000	80,400

		1,969,417

Construction & Engineering (0.8%)
Arcosa, Inc.	16,000	738,720

Electrical Equipment (1.1%)
AZZ, Inc.	30,000	1,007,700

Machinery (21.3%)
Astec Industries, Inc.	60,000	3,048,000
CIRCOR International, Inc.*	59,000	1,646,100
CNH Industrial NV*	39,000	303,030
Donaldson Co., Inc.	1,000	47,500
Eastern Co. (The)	17,000	347,990
EnPro Industries, Inc.	44,000	2,596,880
Flowserve Corp.	48,000	1,397,760
Graco, Inc.	4,500	278,550
Hyster-Yale Materials Handling, Inc.	11,000	466,400
Ingersoll Rand, Inc.*	24,000	838,560
ITT, Inc.	3,500	211,785
Kennametal, Inc.	26,000	806,000
Mueller Industries, Inc.	40,000	1,157,200
Mueller Water Products, Inc., Class A	34,000	352,240
Navistar International Corp.*	22,470	968,682
Park-Ohio Holdings Corp.	21,000	414,540
Shyft Group, Inc. (The)	5,000	96,550
Toro Co. (The)	6,500	533,650
Trinity Industries, Inc.	95,000	1,789,800
Twin Disc, Inc.*	86,000	435,160
Watts Water Technologies, Inc., Class A	10,000	1,107,700
Welbilt, Inc.*	12,500	76,000

		18,920,077

Trading Companies & Distributors (3.9%)
Ashtead Group plc	3,000	108,863
GATX Corp.	12,000	819,360
Herc Holdings, Inc.*	57,000	2,528,520

		3,456,743

Transportation Infrastructure (1.0%)
Macquarie Infrastructure Corp.	33,000	851,400

Total Industrials		33,662,973

Information Technology (2.3%)
Communications Equipment (0.1%)
Communications Systems, Inc.	20,000	79,400
EchoStar Corp., Class A*	1,600	37,056

		116,456

Electronic Equipment, Instruments & Components (0.5%)
Landis+Gyr Group AG*	7,500	418,471

IT Services (0.2%)
MoneyGram International, Inc.*	27,000	139,050

Software (0.6%)
A10 Networks, Inc.*	25,000	168,500
Cloudflare, Inc., Class A*	500	25,985
FireEye, Inc.*	16,000	221,440
Zuora, Inc., Class A*	9,000	86,580

		502,505

Technology Hardware, Storage & Peripherals (0.9%)
Diebold Nixdorf, Inc.*	135,000	841,050

Total Information Technology		2,017,532

Materials (11.6%)
Chemicals (9.1%)
Axalta Coating Systems Ltd.*	11,000	276,210
Chr Hansen Holding A/S	1,200	120,893
Core Molding Technologies, Inc.*	110,260	847,900
Element Solutions, Inc.*	126,000	1,476,720

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Number of Shares	Value (Note 1)
Ferro Corp.*	95,000	$1,221,700
GCP Applied Technologies, Inc.*	95,000	2,071,950
HB Fuller Co.	8,500	384,625
Scotts Miracle-Gro Co. (The)	6,200	930,310
Tredegar Corp.	15,000	218,700
Valvoline, Inc.	26,000	511,420

		8,060,428

Containers & Packaging (1.9%)
Greif, Inc., Class A	29,000	1,177,110
Myers Industries, Inc.	36,000	516,240

		1,693,350

Metals & Mining (0.6%)
Ampco-Pittsburgh Corp.*	40,392	175,705
Freeport-McMoRan, Inc.	20,000	346,800
TimkenSteel Corp.*	5,000	19,350

		541,855

Total Materials		10,295,633

Real Estate (1.4%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Ryman Hospitality Properties, Inc. (REIT)	5,000	199,250
Seritage Growth Properties (REIT), Class A*	22,000	280,060

		479,310

Real Estate Management & Development (0.9%)
St Joe Co. (The)*	28,000	757,120

Total Real Estate		1,236,430

Utilities (2.6%)
Gas Utilities (1.2%)
National Fuel Gas Co.	26,500	1,058,940

Independent Power and Renewable Electricity Producers (1.4%)
AES Corp. (The)	64,000	1,248,000

Total Utilities		2,306,940

Total Common Stocks (97.5%) (Cost $92,134,824)		86,482,381

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Energy Equipment & Services (0.0%)
Weatherford International plc, expiring 12/13/23*	1,117	134

Total Energy		134

Health Care (0.0%)
Health Care Providers & Services (0.0%)
Option Care Health, Inc., expiring 6/30/25*	22	8

Total Health Care		8

Materials (0.0%)
Metals & Mining (0.0%)
Ampco-Pittsburgh Corp., expiring 8/1/25*	30,000	16,203

Total Materials		16,203

Total Warrants (0.0%) (Cost $—)		16,345

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (1.9%)
JPMorgan Prime Money Market Fund, IM Shares	1,692,450	1,693,466

Total Short-Term Investment (1.9%) (Cost $1,693,665)		1,693,466

Total Investments in Securities (99.4%) (Cost $93,828,489)		88,192,192
Other Assets Less Liabilities (0.6%)		545,541

Net Assets (100%)		$88,737,733

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(a)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$8,728,784	$449,067	$—	$9,177,851
Consumer Discretionary	8,063,356	232,047	—	8,295,403
Consumer Staples	8,809,819	2,184,859	—	10,994,678
Energy	733,600	—	—	733,600
Financials	2,067,000	184,200	—	2,251,200
Health Care	5,510,141	—	—	5,510,141
Industrials	33,554,110	108,863	—	33,662,973
Information Technology	1,460,011	557,521	—	2,017,532
Materials	10,174,740	120,893	—	10,295,633
Real Estate	1,236,430	—	—	1,236,430
Utilities	2,306,940	—	—	2,306,940
Short-Term Investment
Investment Company	1,693,466	—	—	1,693,466
Warrants
Energy	—	134	—	134
Health Care	—	8	—	8
Materials	16,203	—	—	16,203

Total Assets	$84,354,600	$3,837,592	$—	$88,192,192

Total Liabilities	$—	$—	$—	$—

Total	$84,354,600	$3,837,592	$—	$88,192,192

(a) Securities with a market value of $8 transferred from Level 3 to Level 2 at the end of the period due to active trading.

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$16,320,988
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$17,758,082

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,267,828
Aggregate gross unrealized depreciation	(18,543,321)

Net unrealized depreciation	$(8,275,493)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$96,467,685

For the year ended October 31, 2020, the Fund incurred approximately $8,192 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $93,828,489)	$88,192,192
Cash	331,000
Foreign cash (Cost $7,351)	7,624
Receivable for Fund shares sold	290,630
Receivable for securities sold	100,323
Prepaid registration and filing fees	25,906
Dividends, interest and other receivables	20,836
Other assets	717

Total assets	88,969,228

LIABILITIES
Payable for Fund shares redeemed	73,732
Investment advisory fees payable	46,435
Transfer agent fees payable	15,962
Administrative fees payable	11,762
Trustees’ fees payable	1,118
Distribution fees payable – Class A	753
Distribution fees payable – Class R	303
Accrued expenses	81,430

Total liabilities	231,495

NET ASSETS	$88,737,733

Net assets were comprised of:
Paid in capital	$100,634,673
Total distributable earnings (loss)	(11,896,940)

Net assets	$88,737,733

Class A
Net asset value and redemption price per share, $3,399,719 / 298,009 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.41
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share	$12.07

Class I
Net asset value, offering and redemption price per share, $84,536,653 / 7,394,663 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.43

Class R
Net asset value, offering and redemption price per share, $684,972 / 60,435 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.33

Class T**
Net asset value and redemption price per share, $116,389 / 10,179 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.43
Maximum sales charge (2.50% of offering price)	0.29

Maximum offering price per share	$11.72

**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends (net of $14,327 foreign withholding tax)	$1,458,217
Interest	2,232

Total income	1,460,449

EXPENSES
Investment advisory fees	670,000
Administrative fees	134,001
Transfer agent fees	119,850
Professional fees	106,638
Printing and mailing expenses	60,987
Registration and filing fees	40,256
Custodian fees	15,950
Distribution fees – Class A	8,950
Trustees’ fees	7,572
Distribution fees – Class R	3,817
Distribution fees – Class T**	287
Miscellaneous	28,468

Gross expenses	1,196,776
Less: Waiver from investment adviser	(294,675)
Waiver from distributor	(287)

Net expenses	901,814

NET INVESTMENT INCOME (LOSS)	558,635

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(5,640,967)
Foreign currency transactions	5,970

Net realized gain (loss)	(5,634,997)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(2,560,485)
Foreign currency translations	378

Net change in unrealized appreciation (depreciation)	(2,560,107)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,195,104)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,636,469)

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$558,635	$609,998
Net realized gain (loss)	(5,634,997)	340,659
Net change in unrealized appreciation (depreciation)	(2,560,107)	1,060,409

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,636,469)	2,011,066

Distributions to shareholders:
Class A	(60,182)	(42,434)
Class I	(1,732,560)	(1,255,738)
Class R	(12,206)	(7,956)
Class T**	(2,304)	(1,787)

Total distributions to shareholders	(1,807,252)	(1,307,915)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [70,938 and 70,453 shares, respectively]	814,267	886,229
Capital shares issued in reinvestment of dividends[4,524 and 3,493 shares, respectively]	58,133	40,904
Capital shares repurchased [(90,086) and (53,218) shares, respectively]	(1,052,654)	(654,905)

Total Class A transactions	(180,254)	272,228

Class I
Capital shares sold [1,728,565 and 1,868,998 shares, respectively]	19,427,004	23,316,263
Capital shares issued in reinvestment of dividends[78,814 and 59,543 shares, respectively]	1,012,764	697,247
Capital shares repurchased [(2,068,613) and (1,297,404) shares, respectively]	(22,454,789)	(15,901,713)

Total Class I transactions	(2,015,021)	8,111,797

Class R
Capital shares sold [13,459 and 21,731 shares, respectively]	146,764	268,538
Capital shares issued in reinvestment of dividends[820 and 575 shares, respectively]	10,489	6,698
Capital shares repurchased [(27,510) and (13,939) shares, respectively]	(316,593)	(167,220)

Total Class R transactions	(159,340)	108,016

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,354,615)	8,492,041

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,798,336)	9,195,192
NET ASSETS:
Beginning of year	100,536,069	91,340,877

End of year	$88,737,733	$100,536,069

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2020		2019		2018		2017		2016
Net asset value, beginning of year	$12.46		$12.33		$12.83		$10.28		$10.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	#	0.05		0.03		0.06	###	0.05
Net realized and unrealized gain (loss)	(0.90)		0.22		(0.25)		2.67		0.25

Total from investment operations	(0.86)		0.27		(0.22)		2.73		0.30

Less distributions:
Dividends from net investment income	(0.04)		(0.02)		(0.03)		(0.02)		— ##
Distributions from net realized gains	(0.15)		(0.12)		(0.25)		(0.16)		(0.27)

Total dividends and distributions	(0.19)		(0.14)		(0.28)		(0.18)		(0.27)

Net asset value, end of year	$11.41		$12.46		$12.33		$12.83		$10.28

Total return	(7.04)%		2.29%		(1.84)%		26.72%		3.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,400		$3,896		$3,599		$2,063		$591
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.25	%(j)	1.24	%(j)	1.24	%(j)	1.27%		1.35%
Before waivers and reimbursements (f)	1.58%		1.66%		1.79%		2.72%		4.38%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.40	%(g)	0.39%		0.26%		0.48	%(aa)	0.49%
Before waivers and reimbursements (f)	0.07	%(g)	(0.03)%		(0.28)%		(0.97	)%(aa)	(2.53)%
Portfolio turnover rate ^	19%		37%		49%		88%		76%

	Year Ended October 31,
Class I	2020		2019		2018		2017		2016
Net asset value, beginning of year	$12.49		$12.36		$12.86		$10.30		$10.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	#	0.08		0.07		0.08	###	0.05
Net realized and unrealized gain (loss)	(0.91)		0.23		(0.26)		2.68		0.28

Total from investment operations	(0.84)		0.31		(0.19)		2.76		0.33

Less distributions:
Dividends from net investment income	(0.07)		(0.06)		(0.06)		(0.04)		(0.03)
Distributions from net realized gains	(0.15)		(0.12)		(0.25)		(0.16)		(0.27)

Total dividends and distributions	(0.22)		(0.18)		(0.31)		(0.20)		(0.30)

Net asset value, end of year	$11.43		$12.49		$12.36		$12.86		$10.30

Total return	(6.88)%		2.57%		(1.60)%		27.09%		3.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$84,537		$95,601		$86,815		$21,317		$6,041
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00	%(j)	0.99	%(j)	0.99	%(j)	1.02%		1.10%
Before waivers and reimbursements (f)	1.33%		1.41%		1.51%		2.47%		4.09%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.64	%(g)	0.64%		0.54%		0.69	%(aa)	0.49%
Before waivers and reimbursements (f)	0.31	%(g)	0.22%		0.03%		(0.76	)%(aa)	(2.51)%
Portfolio turnover rate ^	19%		37%		49%		88%		76%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2020		2019		2018		2017		2016
Net asset value, beginning of year	$12.38		$12.26		$12.76		$10.23		$10.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	#	0.02		—	##	0.03	###	0.04
Net realized and unrealized gain (loss)	(0.91)		0.22		(0.25)		2.66		0.23

Total from investment operations	(0.89)		0.24		(0.25)		2.69		0.27

Less distributions:
Dividends from net investment income	(0.01)		—		—		—		—
Distributions from net realized gains	(0.15)		(0.12)		(0.25)		(0.16)		(0.27)

Total dividends and distributions	(0.16)		(0.12)		(0.25)		(0.16)		(0.27)

Net asset value, end of year	$11.33		$12.38		$12.26		$12.76		$10.23

Total return	(7.31)%		2.02%		(2.07)%		26.49%		2.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$685		$912		$801		$332		$168
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.50	%(j)	1.49	%(j)	1.49	%(j)	1.53%		1.60%
Before waivers and reimbursements (f)	1.83%		1.91%		2.05%		3.00%		4.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.15	%(g)	0.14%		0.02%		0.27	%(aa)	0.42%
Before waivers and reimbursements (f)	(0.19	)%(g)	(0.28)%		(0.54)%		(1.21	)%(aa)	(2.64)%
Portfolio turnover rate ^	19%		37%		49%		88%		76%

	Year Ended October 31,
Class T**	2020		2019		2018		2017		2016
Net asset value, beginning of year	$12.49		$12.36		$12.86		$10.30		$10.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	#	0.08		0.07		0.11	###	0.08
Net realized and unrealized gain (loss)	(0.91)		0.23		(0.26)		2.65		0.25

Total from investment operations	(0.84)		0.31		(0.19)		2.76		0.33

Less distributions:
Dividends from net investment income	(0.07)		(0.06)		(0.06)		(0.04)		(0.03)
Distributions from net realized gains	(0.15)		(0.12)		(0.25)		(0.16)		(0.27)

Total dividends and distributions	(0.22)		(0.18)		(0.31)		(0.20)		(0.30)

Net asset value, end of year	$11.43		$12.49		$12.36		$12.86		$10.30

Total return	(6.88)%		2.57%		(1.60)%		27.09%		3.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$116		$127		$126		$131		$105
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00	%(j)	0.99	%(j)	0.99	%(j)	1.03%		1.10%
Before waivers and reimbursements (f)	1.58%		1.66%		1.80%		3.02%		5.11%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.64	%(g)	0.64%		0.50%		0.89	%(aa)	0.77%
Before waivers and reimbursements (f)	0.06	%(g)	(0.02)%		(0.31)%		(1.10	)%(aa)	(3.23)%
Portfolio turnover rate ^	19%		37%		49%		88%		76%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
#	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.04, $0.06, $0.01 and $0.06 for Class A, Class I, Class R and Class T, respectively.
##	Per share amount is less than $0.005.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.02, $0.04, $(0.01) and $0.07 for Class A, Class I, Class R and Class T, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.09% lower.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class A, 1.00% for Class I, 1.50% for Class R and 1.00% for Class T.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.34% lower.

See Notes to Financial Statements.

1290 HIGH YIELD BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	4.72%	5.55%	4.16%
	with Sales Charge (a)	(0.02)	4.58	3.36
Fund – Class I Shares*		4.98	5.80	4.42
Fund – Class R Shares*		4.46	5.27	3.89
Fund – Class T Shares*†	without Sales Charge	4.98	5.81	4.42
	with Sales Charge (b)	2.38	5.28	3.97
ICE BofA US High Yield Index		2.54	6.14	4.77

* Date of inception 11/12/14.

†  Class T Shares currently are not offered for sale.

(a)  A 4.50% front-end sales charge was deducted.

(b)  A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 High Yield Bond Fund and the ICE BofA U.S. High Yield Index from 11/12/14 to 10/31/20. The performance of the ICE BofA U.S. High Yield Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA U.S. High Yield Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratios for Class A, I, R and T shares were 1.79%, 1.53%, 2.03% and 1.78%, respectively. The net expense ratios for Class A, I, R and T shares were 1.00%, 0.75%, 1.25% and 1.00%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 4.98% for the year ended October 31, 2020. The Fund’s benchmark, the ICE BofA U.S. High Yield Index, returned 2.54% over the same year.

Overview — AXA Investment Managers, Inc.

The U.S. high-yield market posted a positive return for the year ended October 31, 2020, as the ICE BofA U.S. High Yield Index generated a total return of +2.54% for the period. Returns were driven by the onset of the COVID-19 healthcare crisis, along with subsequent fiscal and monetary actions and progress toward the development of a vaccine, as well as uncertainty surrounding the U.S. presidential election. Flows in the high-yield market supported prices for the period, with $41.22 billion of inflows. Nonetheless, more bonds were chasing investors as the high-yield new-issue market priced $444.2 billion of new issues during the twelve months ended October 31, 2020, significantly higher than the $236.2 billion priced during the prior twelve-month period. In a sign the economy had slowed dramatically, the period saw $82.9 billion of high-yield default volume, higher than the $30.7 billion of high yield default volume in the prior twelve-month period. The par-weighted high-yield default rate ended the period at 6.34%, up from 2.54% in October 2019.

Fund Highlights

During the year ended October 31, 2020 the 1290 High Yield Bond Fund’s relative performance benefited from positive security selection, particularly within the highest yielding segment of the market. The Fund’s macro risk positioning had a positive impact on relative performance. Fund performance benefited from participating in multiple new issues during the period which performed well post pricing.

1290 HIGH YIELD BOND FUND (Unaudited)

What helped performance during the year?

•	Positive security selection in the energy and telecommunications sectors helped performance during the period.

•	The Fund’s underweight with in the energy sector and its overweight within the technology sector both positively impacted relative performance.

•	The top contributors to return during the period were debt positions in Sprint Corp., Rackspace Hosting, Inc. and Polaris Intermediate Corp. (MultiPlan).

•

Sprint was the fourth largest wireless telecommunication service provider in the US until it merged with T-Mobile US in early 2020. T-Mobile U.S. and Sprint combined are now the second largest wireless company in the U.S. The Sprint 8 3/4s of 2032 were a top contributor in the twelve months ending October 31st given the successful merger of Sprint and T-Mobile U.S., with the combined company’s credit profile far better than stand-alone Sprint’s in terms of improved credit rating trends, lower leverage, higher free cash flow generation, larger scale and greater equity support.

•

Rackspace is a provider of managed IT solutions including managed dedicated server/private cloud hosting, public cloud, managed public cloud services, and managed IT applications. Rackspace was a top performer due to its IPO in August of 2020. The company used the majority of proceeds from the offering to reduce debt.

•

MultiPlan is an independent preferred provider organization that helps insurers control costs through rental of its provider network, analytics-based solutions, and fraud, waste and abuse prevention services. MultiPlan was a top performer during the period due to its July 2020 announcement that it would be acquired by Churchill Capital, a SPAC/blank check company, and list on the New York Stock Exchange. The acquisition closed in early October 2020.

What hurt performance during the year?

•	Negative security selection within the health care sector hurt performance.

•	The Fund’s underweight within the automotive sector detracted from the Fund’s relative performance.

•	The bottom contributors to return during the period were debt positions in Diamond Sports Group LLC, Surgery Center Holdings, Inc. (Surgery Partners) and Bombardier, Inc.

•

Diamond Sports Group is a regional sports network company that televises professional baseball, basketball and hockey games in select markets. The Diamond Sports Group 6.625% bonds due 2027 were a bottom contributor in the year ended October 31st as the COVID-19 pandemic led to a full stoppage of professional sports for several months, driving an increase in leverage.

•

Surgery Partners owns and operates ambulatory surgery centers and surgical hospitals. Surgery Partners bonds underperformed during the period due to the COVID-19 crisis, which caused most states to halt elective surgeries during April and most of May.

•

Bombardier is one of the largest suppliers of business jets and rail components in the world. The company has been struggling over the last several years as soft demand in their business jet segment, high capital expenditures to manufacture a new aircraft (formerly known as the C-Series) and recent weakness in their transportation business caused excessive free cash flow burn. These headwinds were significantly exacerbated in the months following March 2020 with the onset of the COVID-19 pandemic and subsequent economic shut down. The combination of these factors resulted in the bond being a bottom contributor in the period.

Fund Characteristics As of October 31, 2020
Weighted Average Life (Years)	5.66
Weighted Average Coupon (%)	6.55
Weighted Average Effective Duration (Years)*	3.16
Weighted Average Rating**	B2

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1290 HIGH YIELD BOND FUND (Unaudited)

Sector Weightings as of October 31, 2020	% of Net Assets
Industrials	15.7%
Communication Services	12.4
Information Technology	12.2
Materials	10.6
Consumer Discretionary	10.0
Energy	8.4
Consumer Staples	7.4
Health Care	7.0
Financials	6.8
Real Estate	3.8
Investment Companies	1.8
Cash and Other	3.9

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class A
Actual	$1,000.00	$1,101.50	$5.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class I
Actual	1,000.00	1,102.80	3.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81
Class R
Actual	1,000.00	1,098.90	6.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.85	6.34
Class T**
Actual	1,000.00	1,102.80	3.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81

* Expenses are equal to the Portfolio’s A, I, R and T shares annualized expense ratio of 1.00%, 0.75%, 1.25% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

** Class T shares currently are not offered for sale.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (94.3%)
Communication Services (12.4%)
Diversified Telecommunication Services (5.7%)
Altice France SA 5.125%, 1/15/29§	$200,000	$199,310
CCO Holdings LLC
5.375%, 5/1/25§	165,000	169,521
5.750%, 2/15/26§	162,000	167,534
5.875%, 5/1/27§	80,000	83,250
4.750%, 3/1/30§	110,000	115,429
4.500%, 5/1/32§	159,000	164,366
CenturyLink, Inc.
5.125%, 12/15/26§	230,000	235,175
4.000%, 2/15/27§	132,000	134,640
Series G 6.875%, 1/15/28	128,000	141,600
Series W 6.750%, 12/1/23	70,000	76,569
Cincinnati Bell, Inc. 7.000%, 7/15/24§	285,000	294,619
Sprint Capital Corp. 8.750%, 3/15/32	156,000	233,415
Windstream Escrow LLC 7.750%, 8/15/28§	79,000	76,038
Zayo Group Holdings, Inc.
4.000%, 3/1/27§	245,000	239,867
6.125%, 3/1/28§	209,000	211,090

		2,542,423

Entertainment (0.7%)
Lions Gate Capital Holdings LLC 6.375%, 2/1/24§	38,000	36,537
Live Nation Entertainment, Inc.
4.875%, 11/1/24§	164,000	157,596
6.500%, 5/15/27§	86,000	92,450
4.750%, 10/15/27§	51,000	46,984

		333,567

Interactive Media & Services (0.9%)
Rackspace Technology Global, Inc. 8.625%, 11/15/24§	385,000	402,325

Media (4.1%)
Diamond Sports Group LLC 6.625%, 8/15/27§	274,000	113,710
DISH DBS Corp. 5.875%, 7/15/22	112,000	115,360
Gray Television, Inc. 4.750%, 10/15/30§	162,000	158,861
McGraw-Hill Global Education Holdings LLC 7.875%, 5/15/24§	110,000	82,225
Meredith Corp. 6.875%, 2/1/26	210,000	173,644
National CineMedia LLC 5.875%, 4/15/28§	51,000	35,764
Nexstar Broadcasting, Inc. 5.625%, 7/15/27§	146,000	152,205
Sinclair Television Group, Inc.
5.625%, 8/1/24§	96,000	95,685
5.500%, 3/1/30§	166,000	155,874
Sirius XM Radio, Inc. 4.625%, 7/15/24§	130,000	134,056
TEGNA, Inc.
5.500%, 9/15/24§	33,000	33,557
4.750%, 3/15/26§	98,000	101,185
5.000%, 9/15/29	94,000	95,175
Ziggo Bond Co. BV 6.000%, 1/15/27§	200,000	207,250
Ziggo BV 5.500%, 1/15/27§	180,000	186,750

		1,841,301

Wireless Telecommunication Services (1.0%)
Sprint Corp.
7.875%, 9/15/23	128,000	145,920
7.625%, 3/1/26	114,000	138,510
T-Mobile USA, Inc.
6.000%, 3/1/23	101,000	100,747
6.000%, 4/15/24	64,000	65,133

		450,310

Total Communication Services		5,569,926

Consumer Discretionary (10.0%)
Auto Components (0.6%)
Icahn Enterprises LP
4.750%, 9/15/24	176,000	179,080
5.250%, 5/15/27	96,000	99,221

		278,301

Automobiles (0.9%)
Ford Motor Co.
9.000%, 4/22/25	221,000	259,881
9.625%, 4/22/30	105,000	140,700

		400,581

Distributors (0.8%)
Core & Main LP 6.125%, 8/15/25§	56,000	57,366
Performance Food Group, Inc.
5.500%, 6/1/24§	76,000	76,095
6.875%, 5/1/25§	73,000	77,517
5.500%, 10/15/27§	50,000	51,250
Univar Solutions USA, Inc. 5.125%, 12/1/27§	108,000	111,748

		373,976

Diversified Consumer Services (0.4%)
GEMS MENASA Cayman Ltd. 7.125%, 7/31/26§	200,000	198,062

Hotels, Restaurants & Leisure (3.2%)
1011778 BC ULC
4.250%, 5/15/24§	36,000	36,630
5.750%, 4/15/25§	126,000	134,059
5.000%, 10/15/25§	90,000	92,286
Caesars Entertainment, Inc. 6.250%, 7/1/25§	131,000	134,603
Churchill Downs, Inc. 5.500%, 4/1/27§	118,000	121,835
Dave & Buster’s, Inc. 7.625%, 11/1/25§	46,000	45,137

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount	Value (Note 1)
Golden Entertainment, Inc. 7.625%, 4/15/26§	$134,000	$134,670
Hilton Domestic Operating Co., Inc.
5.125%, 5/1/26	40,000	40,700
5.750%, 5/1/28§	96,000	100,448
LTF Merger Sub, Inc. 8.500%, 6/15/23§	332,000	301,290
Powdr Corp. 6.000%, 8/1/25§	45,000	45,373
Station Casinos LLC 4.500%, 2/15/28§	94,000	88,261
Vail Resorts, Inc. 6.250%, 5/15/25§	58,000	61,190
Wyndham Hotels & Resorts, Inc. 4.375%, 8/15/28§	105,000	104,362

		1,440,844

Household Durables (0.3%)
CD&R Smokey Buyer, Inc. 6.750%, 7/15/25§	30,000	31,950
Picasso Finance Sub, Inc. 6.125%, 6/15/25§	42,000	44,205
Williams Scotsman International, Inc. 4.625%, 8/15/28§	48,000	48,240

		124,395

Internet & Direct Marketing Retail (1.3%)
Getty Images, Inc. 9.750%, 3/1/27§	278,000	279,737
Photo Holdings Merger Sub, Inc. 8.500%, 10/1/26§	322,000	299,460

		579,197

Specialty Retail (1.6%)
Asbury Automotive Group, Inc. 4.750%, 3/1/30§	63,000	65,048
eG Global Finance plc 8.500%, 10/30/25§	200,000	203,250
Ken Garff Automotive LLC 4.875%, 9/15/28§	96,000	94,939
Specialty Building Products Holdings LLC 6.375%, 9/30/26§	204,000	208,590
SRS Distribution, Inc. 8.250%, 7/1/26§	73,000	77,015
White Cap Buyer LLC 6.875%, 10/15/28§	52,000	53,300

		702,142

Textiles, Apparel & Luxury Goods (0.9%)
G-III Apparel Group Ltd. 7.875%, 8/15/25§	212,000	214,650
Wolverine World Wide, Inc. 6.375%, 5/15/25§	160,000	170,634

		385,284

Total Consumer Discretionary		4,482,782

Consumer Staples (7.4%)
Food & Staples Retailing (0.5%)
United Natural Foods, Inc. 6.750%, 10/15/28§	87,000	87,707
US Foods, Inc. 6.250%, 4/15/25§	148,000	154,290

		241,997

Food Products (3.3%)
B&G Foods, Inc.
5.250%, 4/1/25	101,000	104,030
5.250%, 9/15/27	74,000	76,543
Clearwater Seafoods, Inc. 6.875%, 5/1/25§	149,000	154,738
Kraft Heinz Foods Co.
6.875%, 1/26/39	116,000	154,796
4.375%, 6/1/46	265,000	268,546
Lamb Weston Holdings, Inc.
4.625%, 11/1/24§	22,000	22,715
4.875%, 11/1/26§	77,000	79,936
Pilgrim’s Pride Corp. 5.875%, 9/30/27§	96,000	101,172
Post Holdings, Inc.
5.750%, 3/1/27§	236,000	247,260
4.625%, 4/15/30§	100,000	102,750
Sigma Holdco BV 7.875%, 5/15/26§	200,000	196,500

		1,508,986

Household Products (2.6%)
Central Garden & Pet Co.
6.125%, 11/15/23	121,000	123,021
4.125%, 10/15/30	84,000	85,050
Energizer Holdings, Inc.
7.750%, 1/15/27§	149,000	161,516
4.750%, 6/15/28§	223,000	230,013
Kronos Acquisition Holdings, Inc. 9.000%, 8/15/23§	311,000	315,276
Spectrum Brands, Inc.
5.750%, 7/15/25	220,000	225,775
5.500%, 7/15/30§	21,000	22,470

		1,163,121

Personal Products (1.0%)
Edgewell Personal Care Co. 5.500%, 6/1/28§	148,000	155,215
Prestige Brands, Inc.
6.375%, 3/1/24§	221,000	225,420
5.125%, 1/15/28§	50,000	51,875

		432,510

Total Consumer Staples		3,346,614

Energy (8.4%)
Energy Equipment & Services (0.3%)
Precision Drilling Corp.
7.750%, 12/15/23	93,000	69,634
7.125%, 1/15/26§	105,000	67,200

		136,834

Oil, Gas & Consumable Fuels (8.1%)
American Midstream Partners LP 9.500%, 12/15/21(e)§	315,000	305,550
Ascent Resources Utica Holdings LLC 7.000%, 11/1/26§	176,000	156,200

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount	Value (Note 1)
Blue Racer Midstream LLC
6.125%, 11/15/22§	$246,000	$239,542
6.625%, 7/15/26§	150,000	134,438
Calumet Specialty Products Partners LP 11.000%, 4/15/25§	119,000	115,008
Crestwood Midstream Partners LP
6.250%, 4/1/23(e)	222,000	214,907
5.625%, 5/1/27§	54,000	47,186
CrownRock LP 5.625%, 10/15/25§	268,000	262,305
Delek Logistics Partners LP 6.750%, 5/15/25	195,000	174,037
Endeavor Energy Resources LP 6.625%, 7/15/25§	28,000	29,050
Genesis Energy LP
5.625%, 6/15/24	82,000	70,537
7.750%, 2/1/28	212,000	175,960
Hilcorp Energy I LP 6.250%, 11/1/28§	136,000	124,440
Holly Energy Partners LP 5.000%, 2/1/28§	201,000	190,447
Indigo Natural Resources LLC 6.875%, 2/15/26§	82,000	81,590
NuStar Logistics LP 5.750%, 10/1/25	85,000	85,581
Occidental Petroleum Corp.
2.700%, 2/15/23	51,000	45,645
2.900%, 8/15/24	96,000	79,920
6.625%, 9/1/30	100,000	87,430
6.450%, 9/15/36	132,000	106,920
PBF Logistics LP 6.875%, 5/15/23	220,000	172,700
Southern Star Central Corp. 5.125%, 7/15/22§	181,000	181,377
Southwestern Energy Co. 7.750%, 10/1/27	97,000	100,274
Summit Midstream Holdings LLC 5.500%, 8/15/22	202,000	162,610
Targa Resources Partners LP
5.875%, 4/15/26	92,000	93,725
4.875%, 2/1/31§	105,000	102,769
WPX Energy, Inc. 4.500%, 1/15/30	124,000	119,040

		3,659,188

Total Energy		3,796,022

Financials (6.8%)
Capital Markets (0.2%)
MSCI, Inc. 4.750%, 8/1/26§	94,000	97,290

Consumer Finance (1.4%)
AerCap Ireland Capital DAC 6.500%, 7/15/25	150,000	164,865
Avolon Holdings Funding Ltd. 5.250%, 5/15/24§	67,000	68,142
Curo Group Holdings Corp. 8.250%, 9/1/25§	144,000	118,080
Enova International, Inc. 8.500%, 9/1/24§	154,000	142,354
OneMain Finance Corp. 8.875%, 6/1/25	77,000	84,700
Park Aerospace Holdings Ltd. 5.500%, 2/15/24§	62,000	63,998

		642,139

Diversified Financial Services (2.1%)
Cardtronics, Inc. 5.500%, 5/1/25§	130,000	130,812
Refinitiv US Holdings, Inc.
6.250%, 5/15/26§	238,000	254,215
8.250%, 11/15/26§	110,000	119,185
Shift4 Payments LLC 4.625%, 11/1/26§	87,000	87,653
Verscend Escrow Corp. 9.750%, 8/15/26§	330,000	354,816

		946,681

Insurance (2.0%)
Acrisure LLC
8.125%, 2/15/24§	300,000	313,410
7.000%, 11/15/25§	52,000	51,844
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	102,000	107,100
HUB International Ltd. 7.000%, 5/1/26§	297,000	304,425
NFP Corp. 6.875%, 8/15/28§	119,000	115,751

		892,530

Thrifts & Mortgage Finance (1.1%)
Freedom Mortgage Corp.
8.250%, 4/15/25§	396,000	399,703
7.625%, 5/1/26§	74,000	73,769

		473,472

Total Financials		3,052,112

Health Care (7.0%)
Health Care Equipment & Supplies (0.5%)
Hill-Rom Holdings, Inc. 5.000%, 2/15/25§	118,000	120,950
Varex Imaging Corp. 7.875%, 10/15/27§	107,000	109,541

		230,491

Health Care Providers & Services (2.6%)
Acadia Healthcare Co., Inc. 5.000%, 4/15/29§	99,000	102,000
AdaptHealth LLC 6.125%, 8/1/28§	178,000	185,120
Centene Corp.
5.375%, 6/1/26§	237,000	249,374
5.375%, 8/15/26§	118,000	124,785
HCA, Inc. 7.690%, 6/15/25	91,000	108,062
Tenet Healthcare Corp. 4.875%, 1/1/26§	194,000	196,434
Vizient, Inc. 6.250%, 5/15/27§	33,000	34,815
West Street Merger Sub, Inc. 6.375%, 9/1/25§	172,000	174,580

		1,175,170

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount	Value (Note 1)
Life Sciences Tools & Services (0.2%)
Avantor, Inc. 6.000%, 10/1/24§	$75,000	$78,368

Pharmaceuticals (3.7%)
Bausch Health Americas, Inc. 9.250%, 4/1/26§	217,000	239,243
Bausch Health Cos., Inc.
7.000%, 3/15/24§	340,000	351,050
5.500%, 11/1/25§	126,000	129,062
6.250%, 2/15/29§	146,000	150,012
Catalent Pharma Solutions, Inc.
4.875%, 1/15/26§	115,000	117,300
5.000%, 7/15/27§	79,000	82,752
Cheplapharm Arzneimittel GmbH 5.500%, 1/15/28§	200,000	202,542
Herbalife Nutrition Ltd. 7.875%, 9/1/25§	253,000	267,623
P&L Development LLC 7.750%, 11/15/25§	116,000	118,175

		1,657,759

Total Health Care		3,141,788

Industrials (15.7%)
Aerospace & Defense (1.0%)
Howmet Aerospace, Inc. 6.875%, 5/1/25	107,000	118,770
Rolls-Royce plc 5.750%, 10/15/27§	200,000	202,000
Spirit AeroSystems, Inc. 7.500%, 4/15/25§	152,000	152,950

		473,720

Air Freight & Logistics (0.3%)
XPO Logistics, Inc. 6.250%, 5/1/25§	149,000	158,360

Building Products (1.0%)
Forterra Finance LLC 6.500%, 7/15/25§	59,000	62,466
JELD-WEN, Inc. 6.250%, 5/15/25§	111,000	119,325
Standard Industries, Inc. 4.375%, 7/15/30§	124,000	127,255
Summit Materials LLC 5.250%, 1/15/29§	137,000	140,768

		449,814

Commercial Services & Supplies (6.0%)
ACCO Brands Corp. 5.250%, 12/15/24§	138,000	141,105
ADT Security Corp. (The)
4.125%, 6/15/23	110,000	114,153
4.875%, 7/15/32§	72,000	74,138
Allied Universal Holdco LLC
6.625%, 7/15/26§	230,000	240,358
9.750%, 7/15/27§	278,000	296,070
Aramark Services, Inc.
5.000%, 4/1/25§	116,000	117,748
6.375%, 5/1/25§	92,000	96,267
Brink’s Co. (The) 5.500%, 7/15/25§	49,000	50,960
Cimpress plc 7.000%, 6/15/26§	150,000	148,500
Covanta Holding Corp. 5.000%, 9/1/30	55,000	55,550
Garda World Security Corp. 9.500%, 11/1/27§	195,000	209,137
GFL Environmental, Inc.
3.750%, 8/1/25§	80,000	80,500
7.000%, 6/1/26§	70,000	72,975
5.125%, 12/15/26§	140,000	146,692
KAR Auction Services, Inc. 5.125%, 6/1/25§	116,000	117,305
Matthews International Corp. 5.250%, 12/1/25§	321,000	304,950
Nielsen Co. Luxembourg SARL (The) 5.500%, 10/1/21§	14,000	14,028
Nielsen Finance LLC
5.000%, 4/15/22§	33,000	32,918
5.625%, 10/1/28§	84,000	86,520
5.875%, 10/1/30§	269,000	282,786

		2,682,660

Construction & Engineering (1.6%)
MasTec, Inc. 4.500%, 8/15/28§	121,000	124,025
New Enterprise Stone & Lime Co., Inc. 6.250%, 3/15/26§	241,000	249,134
Pike Corp. 5.500%, 9/1/28§	66,000	67,499
PowerTeam Services LLC 9.033%, 12/4/25§	164,000	173,840
Weekley Homes LLC 4.875%, 9/15/28§	111,000	112,284

		726,782

Machinery (0.9%)
Clark Equipment Co. 5.875%, 6/1/25§	35,000	36,400
Hillenbrand, Inc. 5.750%, 6/15/25	19,000	20,187
Mueller Water Products, Inc. 5.500%, 6/15/26§	52,000	53,820
Welbilt, Inc. 9.500%, 2/15/24	272,000	276,080

		386,487

Professional Services (1.1%)
Dun & Bradstreet Corp. (The)
6.875%, 8/15/26§	93,000	99,510
10.250%, 2/15/27§	347,000	388,536

		488,046

Road & Rail (2.4%)
Capitol Investment Merger Sub 2 LLC 10.000%, 8/1/24§	115,000	121,900
DAE Funding LLC
5.250%, 11/15/21§	100,000	100,875
5.000%, 8/1/24§	67,000	67,168
Kenan Advantage Group, Inc. (The) 7.875%, 7/31/23§	382,000	382,000
Watco Cos. LLC 6.500%, 6/15/27§	376,000	392,920

		1,064,863

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount	Value (Note 1)
Trading Companies & Distributors (1.4%)
Aviation Capital Group LLC 5.500%, 12/15/24§	$157,000	$163,483
Beacon Roofing Supply, Inc. 4.875%, 11/1/25§	84,000	82,404
Brightstar Escrow Corp. 9.750%, 10/15/25§	128,000	127,360
WESCO Distribution, Inc. 7.250%, 6/15/28§	237,000	258,922

		632,169

Total Industrials		7,062,901

Information Technology (12.2%)
Communications Equipment (1.5%)
CommScope, Inc.
5.500%, 3/1/24§	190,000	193,800
6.000%, 3/1/26§	214,000	221,757
8.250%, 3/1/27§	237,000	244,999

		660,556

Electronic Equipment, Instruments & Components (0.6%)
Itron, Inc. 5.000%, 1/15/26§	270,000	275,400

IT Services (2.1%)
Alliance Data Systems Corp.
4.750%, 12/15/24§	339,000	314,846
7.000%, 1/15/26§	162,000	162,251
Black Knight InfoServ LLC 3.625%, 9/1/28§	90,000	91,125
Cablevision Lightpath LLC 5.625%, 9/15/28§	200,000	202,000
Presidio Holdings, Inc.
4.875%, 2/1/27§	45,000	46,125
8.250%, 2/1/28§	36,000	38,115
Science Applications International Corp. 4.875%, 4/1/28§	40,000	41,903
Unisys Corp. 6.875%, 11/1/27§	69,000	71,329

		967,694

Software (6.2%)
ACI Worldwide, Inc. 5.750%, 8/15/26§	145,000	152,341
Ascend Learning LLC
6.875%, 8/1/25§	190,000	194,750
6.875%, 8/1/25§	114,000	117,633
Boxer Parent Co., Inc. 7.125%, 10/2/25§	129,000	138,030
BY Crown Parent LLC 4.250%, 1/31/26§	83,000	84,452
Camelot Finance SA 4.500%, 11/1/26§	456,000	477,090
CDK Global, Inc. 5.875%, 6/15/26	66,000	68,640
Change Healthcare Holdings LLC 5.750%, 3/1/25§	459,000	457,302
Granite Merger Sub 2, Inc. 11.000%, 7/15/27§	191,000	208,190
Logan Merger Sub, Inc. 5.500%, 9/1/27§	96,000	97,080
NortonLifeLock, Inc. 5.000%, 4/15/25§	112,000	114,068
Solera LLC 10.500%, 3/1/24§	430,000	445,050
SS&C Technologies, Inc. 5.500%, 9/30/27§	241,000	256,062

		2,810,688

Technology Hardware, Storage & Peripherals (1.8%)
Dell International LLC
5.875%, 6/15/21§	211,000	211,508
7.125%, 6/15/24§	171,000	176,626
Everi Payments, Inc. 7.500%, 12/15/25§	92,000	93,150
NCR Corp.
8.125%, 4/15/25§	51,000	56,100
5.000%, 10/1/28§	265,000	262,350

		799,734

Total Information Technology		5,514,072

Materials (10.6%)
Chemicals (3.3%)
Avient Corp. 5.750%, 5/15/25§	73,000	77,015
Axalta Coating Systems LLC 4.875%, 8/15/24§	150,000	153,000
Blue Cube Spinco LLC 10.000%, 10/15/25	172,000	181,613
Illuminate Buyer LLC 9.000%, 7/1/28§	117,000	125,629
INEOS Group Holdings SA 5.625%, 8/1/24§	200,000	202,262
Minerals Technologies, Inc. 5.000%, 7/1/28§	83,000	85,075
Nouryon Holding BV 8.000%, 10/1/26§	150,000	157,875
NOVA Chemicals Corp. 4.875%, 6/1/24§	104,000	102,877
Nufarm Australia Ltd. 5.750%, 4/30/26§	123,000	123,615
Olin Corp. 9.500%, 6/1/25§	117,000	138,620
PQ Corp. 5.750%, 12/15/25§	136,000	140,335

		1,487,916

Containers & Packaging (6.3%)
ARD Finance SA 6.500%, 6/30/27 PIK§	200,000	202,750
Ardagh Packaging Finance plc 6.000%, 2/15/25§	200,000	207,000
Berry Global, Inc. 5.125%, 7/15/23	75,000	75,731
Flex Acquisition Co., Inc. 7.875%, 7/15/26§	261,000	263,388
Graham Packaging Co., Inc. 7.125%, 8/15/28§	81,000	84,847
Intelligent Packaging Limited Finco, Inc. 6.000%, 9/15/28§	105,000	106,838

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Principal Amount	Value (Note 1)
LABL Escrow Issuer LLC
6.750%, 7/15/26§	$225,000	$236,250
10.500%, 7/15/27§	162,000	173,340
Mauser Packaging Solutions Holding Co.
5.500%, 4/15/24§	286,000	285,737
7.250%, 4/15/25§	470,000	453,409
OI European Group BV 4.000%, 3/15/23§	150,000	151,500
Owens-Brockway Glass Container, Inc.
5.875%, 8/15/23§	130,000	136,532
6.625%, 5/13/27§	144,000	154,440
Sealed Air Corp. 4.875%, 12/1/22§	102,000	106,463
Trivium Packaging Finance BV 5.500%, 8/15/26(e)§	200,000	209,750

		2,847,975

Metals & Mining (1.0%)
Hudbay Minerals, Inc. 6.125%, 4/1/29§	65,000	66,625
Kaiser Aluminum Corp. 6.500%, 5/1/25§	172,000	182,750
Novelis Corp. 4.750%, 1/30/30§	190,000	192,326

		441,701

Total Materials		4,777,592

Real Estate (3.8%)
Equity Real Estate Investment Trusts (REITs) (1.7%)
Iron Mountain, Inc. (REIT) 5.000%, 7/15/28§	120,000	122,275
MGM Growth Properties Operating Partnership LP (REIT) 4.625%, 6/15/25§	153,000	155,324
Park Intermediate Holdings LLC (REIT)
7.500%, 6/1/25§	79,000	82,752
5.875%, 10/1/28§	153,000	150,514
SBA Communications Corp. (REIT) 4.875%, 9/1/24	88,000	89,699
XHR LP (REIT) 6.375%, 8/15/25§	166,000	164,340

		764,904

Real Estate Management & Development (2.1%)
Cushman & Wakefield US Borrower LLC 6.750%, 5/15/28§	115,000	122,259
Greystar Real Estate Partners LLC 5.750%, 12/1/25§	227,000	229,838
Howard Hughes Corp. (The)
5.375%, 3/15/25§	166,000	166,000
5.375%, 8/1/28§	89,000	89,890
Realogy Group LLC
7.625%, 6/15/25§	102,000	107,738
9.375%, 4/1/27§	226,000	239,277

		955,002

Total Real Estate		1,719,906

Total Corporate Bonds		42,463,715

Total Long-Term Debt Securities (94.3%) (Cost $41,959,307)		42,463,715

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (1.8%)
JPMorgan Prime Money Market Fund, IM Shares	831,292	831,791

Total Short-Term Investment (1.8%) (Cost $831,818)		831,791

Total Investments in Securities (96.1%) (Cost $42,791,125)		43,295,506
Other Assets Less Liabilities (3.9%)		1,744,700

Net Assets (100%)		$45,040,206

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2020, the market value of these securities amounted to $36,303,329 or 80.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2020. Maturity date disclosed is the ultimate maturity date.

Glossary:

PIK	— Payment-in Kind Security

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Communication Services	$—	$5,569,926	$—	$5,569,926
Consumer Discretionary	—	4,482,782	—	4,482,782
Consumer Staples	—	3,346,614	—	3,346,614
Energy	—	3,796,022	—	3,796,022
Financials	—	3,052,112	—	3,052,112
Health Care	—	3,141,788	—	3,141,788
Industrials	—	7,062,901	—	7,062,901
Information Technology	—	5,514,072	—	5,514,072
Materials	—	4,777,592	—	4,777,592
Real Estate	—	1,719,906	—	1,719,906
Short-Term Investment
Investment Company	831,791	—	—	831,791

Total Assets	$831,791	$42,463,715	$—	$43,295,506

Total Liabilities	$—	$—	$—	$—

Total	$831,791	$42,463,715	$—	$43,295,506

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$29,285,167
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$21,940,562

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,167,153
Aggregate gross unrealized depreciation	(761,615)

Net unrealized appreciation	$405,538

Federal income tax cost of investments in securities and derivative instruments, if applicable	$42,889,968

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $42,791,125)	$43,295,506
Cash	975,962
Dividends, interest and other receivables	682,575
Receivable for Fund shares sold	610,113
Prepaid registration and filing fees	23,919
Other assets	406

Total assets	45,588,481

LIABILITIES
Payable for securities purchased	287,630
Dividends and distributions payable	120,879
Payable for Fund shares redeemed	50,095
Transfer agent fees payable	7,847
Administrative fees payable	1,265
Distribution fees payable – Class A	451
Trustees’ fees payable	339
Distribution fees payable – Class R	270
Accrued expenses	79,499

Total liabilities	548,275

NET ASSETS	$45,040,206

Net assets were comprised of:
Paid in capital	$48,145,851
Total distributable earnings (loss)	(3,105,645)

Net assets	$45,040,206

Class A
Net asset value and redemption price per share, $2,115,170 / 234,846 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.01
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share	$9.43

Class I
Net asset value, offering and redemption price per share, $42,158,794 / 4,677,382 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.01

Class R
Net asset value, offering and redemption price per share, $638,351 / 70,906 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.00

Class T**
Net asset value and redemption price per share, $127,891 / 14,192 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.01
Maximum sales charge (2.50% of offering price)	0.23

Maximum offering price per share	$9.24

**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Interest	$2,325,423
Dividends	7,541

Total income	2,332,964

EXPENSES
Investment advisory fees	234,622
Professional fees	89,769
Administrative fees	58,656
Transfer agent fees	54,450
Printing and mailing expenses	42,063
Registration and filing fees	37,187
Custodian fees	13,850
Distribution fees – Class A	4,738
Trustees’ fees	3,305
Distribution fees – Class R	2,092
Distribution fees – Class T**	316
Miscellaneous	23,383

Gross expenses	564,431
Less: Waiver from investment adviser	(264,144)
Waiver from distributor	(316)

Net expenses	299,971

NET INVESTMENT INCOME (LOSS)	2,032,993

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(779,061)
Net change in unrealized appreciation (depreciation) on investments in securities	638,517

NET REALIZED AND UNREALIZED GAIN (LOSS)	(140,544)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,892,449

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,032,993	$1,904,693
Net realized gain (loss)	(779,061)	(25,701)
Net change in unrealized appreciation (depreciation)	638,517	503,655

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,892,449	2,382,647

Distributions to shareholders:
Class A	(97,300)	(108,202)
Class I	(1,991,604)	(1,764,776)
Class R	(20,555)	(15,017)
Class T**	(6,828)	(6,981)

Total distributions to shareholders	(2,116,287)	(1,894,976)

Tax return of capital:
Class A	—	(2,254)
Class I	—	(34,332)
Class R	—	(323)
Class T**	—	(136)

Total tax return of capital	—	(37,045)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [89,343 and 31,260 shares, respectively]	763,955	285,024
Capital shares issued in reinvestment of dividends [9,833 and 11,087 shares, respectively]	87,170	99,880
Capital shares repurchased [(43,500) and (143,061) shares, respectively]	(366,344)	(1,297,523)

Total Class A transactions	484,781	(912,619)

Class I
Capital shares sold [1,051,502 and 569,065 shares, respectively]	9,441,895	5,164,420
Capital shares issued in reinvestment of dividends [62,699 and 33,563 shares, respectively]	556,687	303,346
Capital shares repurchased [(349,797) and (90,055) shares, respectively]	(3,056,860)	(809,784)

Total Class I transactions	6,941,722	4,657,982

Class R
Capital shares sold [36,206 and 2,702 shares, respectively]	319,125	24,313
Capital shares issued in reinvestment of dividends [1,252 and 609 shares, respectively]	11,136	5,496
Capital shares repurchased [(480) and (1,517) shares, respectively]	(4,274)	(13,763)

Total Class R transactions	325,987	16,046

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,752,490	3,761,409

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,528,652	4,212,035
NET ASSETS:
Beginning of year	37,511,554	33,299,519

End of year	$45,040,206	$37,511,554

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.06	$8.93	$9.33	$9.01	$9.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.44	0.47	0.48	0.49	0.61
Net realized and unrealized gain (loss)	(0.03)	0.14	(0.40)	0.32	(0.09)

Total from investment operations	0.41	0.61	0.08	0.81	0.52

Less distributions:
Dividends from net investment income	(0.46)	(0.47)	(0.48)	(0.48)	(0.65)
Return of capital	—	(0.01)	—	(0.01)	(0.01)

Total dividends and distributions	(0.46)	(0.48)	(0.48)	(0.49)	(0.66)

Net asset value, end of year	$9.01	$9.06	$8.93	$9.33	$9.01

Total return	4.72%	6.97%	0.86%	9.20%	6.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,115	$1,623	$2,500	$709	$355
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.04%	1.06%	1.06%
Before waivers and reimbursements (f)	1.68%	1.79%	1.77%	1.84%	1.81%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.97%	5.27%	5.20%	5.26%	7.06%
Before waivers and reimbursements (f)	4.29%	4.48%	4.47%	4.48%	6.31%
Portfolio turnover rate^	59%	54%	45%	54%	79%

	Year Ended October 31,
Class I	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.06	$8.94	$9.34	$9.01	$9.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.47	0.50	0.50	0.52	0.58
Net realized and unrealized gain (loss)	(0.04)	0.12	(0.40)	0.33	(0.04)

Total from investment operations	0.43	0.62	0.10	0.85	0.54

Less distributions:
Dividends from net investment income	(0.48)	(0.49)	(0.50)	(0.51)	(0.67)
Return of capital	—	(0.01)	—	(0.01)	(0.01)

Total dividends and distributions	(0.48)	(0.50)	(0.50)	(0.52)	(0.68)

Net asset value, end of year	$9.01	$9.06	$8.94	$9.34	$9.01

Total return	4.98%	7.12%	1.09%	9.58%	6.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,159	$35,453	$30,386	$30,185	$27,710
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.80%	0.82%	0.84%
Before waivers and reimbursements (f)	1.43%	1.53%	1.52%	1.58%	1.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	5.22%	5.50%	5.47%	5.55%	6.62%
Before waivers and reimbursements (f)	4.54%	4.71%	4.74%	4.79%	5.94%
Portfolio turnover rate^	59%	54%	45%	54%	79%

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.05	$8.93	$9.33	$9.01	$9.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.42	0.45	0.45	0.47	0.59
Net realized and unrealized gain (loss)	(0.03)	0.13	(0.39)	0.32	(0.10)

Total from investment operations	0.39	0.58	0.06	0.79	0.49

Less distributions:
Dividends from net investment income	(0.44)	(0.45)	(0.46)	(0.46)	(0.62)
Return of capital	—	(0.01)	—	(0.01)	(0.01)

Total dividends and distributions	(0.44)	(0.46)	(0.46)	(0.47)	(0.63)

Net asset value, end of year	$9.00	$9.05	$8.93	$9.33	$9.01

Total return	4.46%	6.59%	0.63%	8.95%	5.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$638	$307	$287	$218	$195
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.25%	1.25%	1.30%	1.32%	1.31%
Before waivers and reimbursements (f)	1.92%	2.03%	2.02%	2.08%	2.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.69%	5.00%	4.96%	5.05%	6.83%
Before waivers and reimbursements (f)	4.01%	4.22%	4.23%	4.28%	6.08%
Portfolio turnover rate^	59%	54%	45%	54%	79%

	Year Ended October 31,
Class T**	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.06	$8.93	$9.33	$9.01	$9.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.47	0.50	0.50	0.52	0.63
Net realized and unrealized gain (loss)	(0.04)	0.13	(0.40)	0.32	(0.09)

Total from investment operations	0.43	0.63	0.10	0.84	0.54

Less distributions:
Dividends from net investment income	(0.48)	(0.49)	(0.50)	(0.51)	(0.67)
Return of capital	—	(0.01)	—	(0.01)	(0.01)

Total dividends and distributions	(0.48)	(0.50)	(0.50)	(0.52)	(0.68)

Net asset value, end of year	$9.01	$9.06	$8.93	$9.33	$9.01

Total return	4.98%	7.24%	1.09%	9.46%	6.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$128	$129	$127	$132	$128
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.80%	0.82%	0.81%
Before waivers and reimbursements (f)	1.68%	1.78%	1.77%	2.08%	2.56%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	5.23%	5.50%	5.46%	5.56%	7.30%
Before waivers and reimbursements (f)	4.30%	4.47%	4.49%	4.30%	5.55%
Portfolio turnover rate^	59%	54%	45%	54%	79%
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	(2.01)%	1.33%	0.67%
	with Sales Charge (a)	(7.40)	0.19	(0.39)
Fund – Class I Shares*		(1.76)	1.57	0.92
Fund – Class R Shares*		(2.27)	1.07	0.41
ICE BofA US 3-Month Treasury Bill Index		0.92	1.20	1.13

* Date of inception 7/6/15. (a) A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Multi-Alternative Strategies Fund and the ICE BofA U.S. 3-Month Treasury Bill Index from 7/6/15 to 10/31/20. The performance of the ICE BofA U.S. 3-Month Treasury Bill Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA U.S. 3-Month Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratios including acquired fund fees for Class A, I and R shares were 2.52%, 2.26% and 2.76%, respectively. The net expense ratios for Class A, I and R shares were 1.69%, 1.44%, and 1.94%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (1.76)% for the year ended October 31, 2020. The Fund’s benchmark, the ICE BofA US 3-Month Treasury Bill Index, returned 0.92% over the same year.

What helped performance during the year*?

•

The convertible securities ETF was the top contributor to performance with the asset class up over 33% for the period, outperforming equities, which were up only 9.7% as measured by the S&P 500® Index.

•	Precious metals had strong performance for the year ended October 31, 2020, with silver and gold up about 29% and 21%, respectively.

•	Real return added to performance as inflation-protected securities were up 6.5%.

What hurt performance during the year*?

•

Global real estate was the top detractor from performance with U.S. real estate investment trusts (REITs) down over 20% for the period as the pandemic continued to put pressure on retail and office properties.

•	Multi-strategies detracted from performance, mainly driven by the poor performance of the JPMorgan Diversified Alternatives ETF.

•	Commodities hurt relative performance, driven by a decline in energy prices.

*	The Fund does not hold a position in any single security directly but has exposure through ETFs.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2020
Alternatives	36.8%
Fixed Income	22.7
Commodity	16.2
Equity	14.8
Specialty	9.5

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2020
Invesco DB G10 Currency Harvest Fund	9.5%
IQ Merger Arbitrage ETF	9.3
ProShares Hedge Replication ETF	9.2
WisdomTree Managed Futures Strategy Fund	9.2
SPDR Bloomberg Barclays Convertible Securities ETF	8.9
Invesco DB Gold Fund	6.3
Vanguard Short-Term Inflation-Protected Securities ETF	4.7
ProShares Long Online/Short Stores ETF	4.7
iShares U.S. Fixed Income Balanced Risk Factor ETF	4.7
ProShares RAFI Long/Short	4.5
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class A
Actual	$1,000.00	$1,064.40	$5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.75	5.44
Class I
Actual	1,000.00	1,066.50	4.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.00	4.18
Class R
Actual	1,000.00	1,063.60	6.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.50	6.70

* Expenses are equal to the Portfolio’s A, I and R shares annualized expense ratio of 1.07%, 0.82% and 1.32%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Alternatives (36.8%)
IQ Merger Arbitrage ETF*	39,140	$1,338,979
ProShares Hedge Replication ETF	28,950	1,331,700
ProShares Long Online/Short Stores ETF	7,950	676,068
ProShares RAFI Long/Short‡	21,760	653,631
WisdomTree Managed Futures Strategy Fund	38,050	1,324,521

Total Alternatives		5,324,899

Commodity (16.2%)
Invesco DB Base Metals Fund	12,540	195,499
Invesco DB Commodity Index Tracking Fund	50,950	644,517
Invesco DB Gold Fund	16,480	904,936
Invesco DB Precious Metals Fund	2,860	146,832
Invesco DB Silver Fund	800	26,901
iShares Commodities Select Strategy ETF	17,470	422,425

Total Commodity		2,341,110

Equity (14.8%)
iShares Core US REIT ETF	15,050	641,431
iShares MSCI Global Agriculture Producers ETF	7,470	213,392
SPDR MSCI USA StrategicFactors ETF	6,930	636,936
Vanguard Global ex-U.S. Real Estate ETF	13,660	641,747

Total Equity		2,133,506

Fixed Income (22.7%)
iShares TIPS Bond ETF	5,130	642,430
iShares U.S. Fixed Income Balanced Risk Factor ETF	6,660	674,958
SPDR Bloomberg Barclays Convertible Securities ETF	18,670	1,286,549
Vanguard Short-Term Inflation-Protected Securities ETF	13,420	679,589

Total Fixed Income		3,283,526

Specialty (9.5%)
Invesco DB G10 Currency Harvest Fund‡	59,770	1,380,986

Total Investments in Securities (100.0%) (Cost $14,134,100)		14,464,027
Other Assets Less Liabilities (0.0%)		4,006

Net Assets (100%)		$14,468,033

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

Glossary:

TIPS	— Treasury Inflation Protected Security

Investments in companies which were affiliates for the year ended October 31, 2020, were as follows:

Security Description	Shares at October 31, 2020	Market Value October 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value October 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Alternatives
ProShares RAFI Long/Short	21,760	798,675	—	(36,921)	(11,631)	(96,492)	653,631	12,682	—
Specialty
Invesco DB G10 Currency Harvest Fund	59,770	1,714,829	—	(257,039)	(1,755)	(75,049)	1,380,986	24,422	—

Total		2,513,504	—	(293,960)	(13,386)	(171,541)	2,034,617	37,104	—

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$14,464,027	$—	$—	$14,464,027

Total Assets	$14,464,027	$—	$—	$14,464,027

Total Liabilities	$—	$—	$—	$—

Total	$14,464,027	$—	$—	$14,464,027

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,397,618
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,717,155

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,042,205
Aggregate gross unrealized depreciation	(1,043,820)

Net unrealized depreciation	$(1,615)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$14,465,642

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $2,265,798)	$2,034,617
Unaffiliated Issuers (Cost $11,868,302)	12,429,410
Cash	44,167
Prepaid registration and filing fees	14,363
Receivable from investment adviser	2,172
Receivable for Fund shares sold	3
Other assets	162

Total assets	14,524,894

LIABILITIES
Transfer agent fees payable	6,524
Payable for Fund shares redeemed	5,721
Trustees’ fees payable	193
Distribution fees payable – Class A	120
Distribution fees payable – Class R	58
Accrued expenses	44,245

Total liabilities	56,861

NET ASSETS	$14,468,033

Net assets were comprised of:
Paid in capital	$14,662,997
Total distributable earnings (loss)	(194,964)

Net assets	$14,468,033

Class A
Net asset value and redemption price per share, $555,578 / 55,991 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.92
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share	$10.50

Class I
Net asset value, offering and redemption price per share, $13,776,003 / 1,385,874 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.94

Class R
Net asset value, offering and redemption price per share, $136,452 / 13,822 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.87

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends ($37,104 of dividend income received from affiliates)	$353,977
Interest	647

Total income	354,624

EXPENSES
Investment advisory fees	81,793
Professional fees	48,349
Transfer agent fees	37,550
Registration and filing fees	33,459
Printing and mailing expenses	30,607
Administrative fees	30,000
Custodian fees	5,150
Tax expense	2,116
Distribution fees – Class A	1,474
Trustees’ fees	1,388
Distribution fees – Class R	591
Miscellaneous	9,728

Gross expenses	282,205
Less: Waiver from investment adviser	(111,793)
Reimbursement from investment adviser	(35,510)

Net expenses	134,902

NET INVESTMENT INCOME (LOSS)	219,722

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($(13,386) realized gain (loss) from affiliates)	(373,771)
Net change in unrealized appreciation (depreciation) on investments in securities ($(171,541) of change in unrealized appreciation (depreciation) from affiliates)	(296,652)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(670,423)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(450,701)

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$219,722	$244,037
Net realized gain (loss)	(373,771)	(50,597)
Net change in unrealized appreciation (depreciation)	(296,652)	583,673

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(450,701)	777,113

Distributions to shareholders:
Class A	(11,965)	(7,113)
Class I	(380,272)	(217,148)
Class R	(1,934)	(740)

Total distributions to shareholders	(394,171)	(225,001)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [2,595 and 5,825 shares, respectively]	26,323	59,103
Capital shares issued in reinvestment of dividends[983 and 623 shares, respectively]	9,992	6,163
Capital shares repurchased [(8,344) and (28,247) shares, respectively]	(79,600)	(286,221)

Total Class A transactions	(43,285)	(220,955)

Class I
Capital shares sold [43,009 and 178,038 shares, respectively]	429,302	1,799,614
Capital shares issued in reinvestment of dividends[15,947 and 9,966 shares, respectively]	162,026	98,568
Capital shares repurchased [(392,851) and (276,662) shares, respectively]	(3,786,507)	(2,793,490)

Total Class I transactions	(3,195,179)	(895,308)

Class R
Capital shares sold [2,570 and 703 shares, respectively]	25,161	7,121
Capital shares issued in reinvestment of dividends[21 and 4 shares, respectively]	215	40
Capital shares repurchased [(17) and (22) shares, respectively]	(169)	(223)

Total Class R transactions	25,207	6,938

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,213,257)	(1,109,325)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,058,129)	(557,213)
NET ASSETS:
Beginning of year	18,526,162	19,083,375

End of year	$14,468,033	$18,526,162

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2020		2019		2018		2017		2016
Net asset value, beginning of year	$10.32		$10.02		$10.21		$9.97		$9.70

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.10		0.11		0.04		0.02		0.01
Net realized and unrealized gain (loss)	(0.30)		0.28		(0.19)		0.26		0.33

Total from investment operations	(0.20)		0.39		(0.15)		0.28		0.34

Less distributions:
Dividends from net investment income	(0.20)		(0.04)		—		(0.01)		(0.05)
Distributions from net realized gains	—		(0.05)		(0.04)		(0.03)		—
Return of capital	—		—		—		—		(0.02)

Total dividends and distributions	(0.20)		(0.09)		(0.04)		(0.04)		(0.07)

Net asset value, end of year	$9.92		$10.32		$10.02		$10.21		$9.97

Total return	(2.01)%		3.98%		(1.49)%		2.78%		3.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$556		$627		$827		$659		$410
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.06	%***(j)	1.07	%**(k)	1.03	%(m)	1.00	%(m)	0.98	%(m)
Before waivers and reimbursements (f)	1.97%		1.89%		1.79%		2.08%		2.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.03%		1.12%		0.39%		0.20%		0.10%
Before waivers and reimbursements (f)(x)	0.12%		0.30%		(0.37)%		(0.88)%		(1.55)%
Portfolio turnover rate^	15%		8%		5%		13%		2%

	Year Ended October 31,
Class I	2020		2019		2018		2017		2016
Net asset value, beginning of year	$10.34		$10.04		$10.23		$9.99		$9.71

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.13		0.07		0.05		0.05
Net realized and unrealized gain (loss)	(0.31)		0.29		(0.20)		0.25		0.31

Total from investment operations	(0.18)		0.42		(0.13)		0.30		0.36

Less distributions:
Dividends from net investment income	(0.22)		(0.07)		(0.02)		(0.03)		(0.05)
Distributions from net realized gains	—		(0.05)		(0.04)		(0.03)		—
Return of capital	—		—		—		—		(0.03)

Total dividends and distributions	(0.22)		(0.12)		(0.06)		(0.06)		(0.08)

Net asset value, end of year	$9.94		$10.34		$10.04		$10.23		$9.99

Total return	(1.76)%		4.25%		(1.25)%		3.04%		3.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,776		$17,783		$18,151		$16,358		$12,233
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.81	%***(j)	0.82	%**(k)	0.78	%(m)	0.75	%(m)	0.73	%(m)
Before waivers and reimbursements (f)	1.71%		1.63%		1.54%		1.82%		2.24%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.36%		1.32%		0.66%		0.45%		0.50%
Before waivers and reimbursements (f)(x)	0.46%		0.50%		(0.11)%		(0.62)%		(1.02)%
Portfolio turnover rate^	15%		8%		5%		13%		2%

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2020		2019		2018		2017		2016
Net asset value, beginning of year	$10.27		$9.97		$10.19		$9.95		$9.69

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06		0.08		0.03		—	#	—	#
Net realized and unrealized gain (loss)	(0.29)		0.29		(0.21)		0.27		0.32

Total from investment operations	(0.23)		0.37		(0.18)		0.27		0.32

Less distributions:
Dividends from net investment income	(0.17)		(0.02)		—		—		(0.04)
Distributions from net realized gains	—		(0.05)		(0.04)		(0.03)		—
Return of capital	—		—		—		—		(0.02)

Total dividends and distributions	(0.17)		(0.07)		(0.04)		(0.03)		(0.06)

Net asset value, end of year	$9.87		$10.27		$9.97		$10.19		$9.95

Total return	(2.27)%		3.74%		(1.79)%		2.53%		3.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$136		$116		$105		$105		$101
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.31	%***(j)	1.32	%**(k)	1.26	%(m)	1.25	%(m)	1.22	%(m)
Before waivers and reimbursements (f)	2.23%		2.13%		2.02%		2.32%		2.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.65%		0.78%		0.27%		(0.02)%		0.02%
Before waivers and reimbursements (f)(x)	(0.26)%		(0.04)%		(0.49)%		(1.08)%		(1.50)%
Portfolio turnover rate^	15%		8%		5%		13%		2%
**	Includes tax expense of 0.04%.
***	Includes tax expense of 0.01%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.66% for Class A, 1.41% for Class I and 1.91% for Class R.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.69% for Class A, 1.44% for Class I and 1.94% for Class R.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.65% for Class A, 1.40% for Class I and 1.90% for Class R.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2020 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

	1 Year	Since Incept.
Fund – Class I Shares*	1.03%	5.40%
S&P Target Date 2020 Index	4.53	5.99

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2020 Fund and the S&P Target Date 2020 Index from 2/27/17 to 10/31/20. The performance of the S&P Target Date 2020 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratio including acquired fund fees for Class I shares was 2.21%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 1.03% for the year ended October 31, 2020. The Fund’s benchmark, the S&P Target Date 2020 Index, returned 4.53% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had no dedicated position in real estate, which contributed to performance. The sector was down about 25% for the twelve-month period.

•

The Fund’s fixed income ETFs outperformed relative to their respective benchmarks. Having active weight exposure to Treasury Inflation-Protected Securities (TIPS) contributed to performance, as TIPS was the best performing asset category within fixed income.

What hurt performance during the year?

•	Security selection within equities was the top detractor from performance, as having a low volatility tilt was not beneficial across regions and market cap.

1290 RETIREMENT 2020 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2020
Fixed Income	50.2%
Equity	49.3
Investment Company	0.5

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2020
iShares Core U.S. Aggregate Bond ETF	29.9%
iShares Core S&P Total US Stock Market ETF	17.1
iShares TIPS Bond ETF	7.5
iShares Core MSCI EAFE ETF	5.9
Invesco S&P 500 Low Volatility ETF	5.7
iShares MSCI USA Min Vol Factor ETF	5.5
Vanguard Short-Term Bond ETF	4.9
Vanguard Total International Bond ETF	4.0
SPDR Bloomberg Barclays High Yield Bond ETF	3.9
Invesco S&P International Developed Low Volatility ETF	3.0
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class I
Actual	$1,000.00	$1,055.10	$2.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.46	2.71

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2020 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (49.1%)
Invesco S&P 500 Low Volatility ETF	13,260	$689,918
Invesco S&P Emerging Markets Low Volatility ETF	3,540	70,269
Invesco S&P International Developed Low Volatility ETF	13,180	361,396
Invesco S&P MidCap Low Volatility ETF	8,570	356,598
Invesco S&P SmallCap Low Volatility ETF	5,780	195,884
iShares Core MSCI EAFE ETF	12,310	715,950
iShares Core MSCI Emerging Markets ETF	3,510	187,680
iShares Core S&P Total US Stock Market ETF	28,030	2,075,620
iShares MSCI EAFE Min Vol Factor ETF	5,470	358,230
iShares MSCI Emerging Markets Min Vol Factor ETF	2,190	120,362
iShares MSCI USA Min Vol Factor ETF	10,900	672,094
SPDR SSGA US Small Cap Low Volatility Index ETF	2,200	169,026

Total Equity		5,973,027

Fixed Income (50.0%)
iShares Core U.S. Aggregate Bond ETF	30,910	3,622,652
iShares TIPS Bond ETF	7,300	914,179
SPDR Bloomberg Barclays High Yield Bond ETF	4,556	475,191
Vanguard Short-Term Bond ETF	7,220	598,033
Vanguard Total International Bond ETF	8,210	478,971

Total Fixed Income		6,089,026

Total Exchange Traded Funds (99.1%) (Cost $11,710,437)		12,062,053

SHORT-TERM INVESTMENT:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, IM Shares	62,891	62,929

Total Short-Term Investment (0.5%) (Cost $62,931)		62,929

Total Investments in Securities (99.6%) (Cost $11,773,368)		12,124,982
Other Assets Less Liabilities (0.4%)		42,653

Net Assets (100%)		$12,167,635

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$12,062,053	$—	$—	$12,062,053
Short-Term Investment
Investment Company	62,929	—	—	62,929

Total Assets	$12,124,982	$—	$—	$12,124,982

Total Liabilities	$—	$—	$—	$—

Total	$12,124,982	$—	$—	$12,124,982

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,923,028
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,516,498

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$510,255
Aggregate gross unrealized depreciation	(220,169)

Net unrealized appreciation	$290,086

Federal income tax cost of investments in securities and derivative instruments, if applicable	$11,834,896

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $11,773,368)	$12,124,982
Cash	75,000
Receivable from investment adviser	7,310
Prepaid registration and filing fees	5,236
Receivable for Fund shares sold	541
Dividends, interest and other receivables	10
Other assets	115

Total assets	12,213,194

LIABILITIES
Transfer agent fees payable	2,092
Trustees’ fees payable	157
Accrued expenses	43,310

Total liabilities	45,559

NET ASSETS	$12,167,635

Net assets were comprised of:
Paid in capital	$11,456,930
Total distributable earnings (loss)	710,705

Net assets	$12,167,635

Class I
Net asset value, offering and redemption price per share, $12,167,635 / 1,076,326 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.30

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$275,757
Interest	291

Total income	276,048

EXPENSES
Investment advisory fees	55,535
Professional fees	45,073
Printing and mailing expenses	36,161
Administrative fees	30,023
Registration and filing fees	20,567
Transfer agent fees	11,475
Custodian fees	5,750
Trustees’ fees	953
Tax expense	195
Miscellaneous	8,488

Gross expenses	214,220
Less: Waiver from investment adviser	(85,558)
Reimbursement from investment adviser	(69,289)

Net expenses	59,373

NET INVESTMENT INCOME (LOSS)	216,675

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	227,081
Net change in unrealized appreciation (depreciation) on investments in securities	(352,860)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(125,779)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$90,896

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$216,675	$200,268
Net realized gain (loss)	227,081	144,361
Net change in unrealized appreciation (depreciation)	(352,860)	762,470

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	90,896	1,107,099

Distributions to shareholders:
Class I	(377,438)	(142,418)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [473,233 and 364,955 shares, respectively]	5,300,940	3,974,381
Capital shares issued in reinvestment of dividends [24,677 and 9,100 shares, respectively]	279,838	93,918
Capital shares repurchased [(354,598) and (170,980) shares, respectively]	(3,917,201)	(1,901,097)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,663,577	2,167,202

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,377,035	3,131,883
NET ASSETS:
Beginning of year	10,790,600	7,658,717

End of year	$12,167,635	$10,790,600

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,						February 27, 2017* to October 31, 2017
Class I	2020		2019		2018
Net asset value, beginning of period	$11.57		$10.49		$10.66		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.23		0.20		0.12
Net realized and unrealized gain (loss)	(0.10)		1.05		(0.17)		0.54

Total from investment operations	0.12		1.28		0.03		0.66

Less distributions:
Dividends from net investment income	(0.24)		(0.15)		(0.18)		—
Distributions from net realized gains	(0.15)		(0.05)		(0.02)		—

Total dividends and distributions	(0.39)		(0.20)		(0.20)		—

Net asset value, end of period	$11.30		$11.57		$10.49		$10.66

Total return (b)	1.03%		12.37%		0.24%		6.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,168		$10,791		$7,659		$2,665
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.53	%**(j)	0.54	%(j)	0.53	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	1.93%		2.09%		3.93%		5.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.95%		2.10%		1.88%		1.66	%(l)
Before waivers and reimbursements (a)(f)(x)	0.56%		0.55%		(1.52)%		(3.13	)%(l)
Portfolio turnover rate^	32%		18%		8%		2	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2025 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

	1 Year	Since Incept.
Fund – Class I Shares*	0.47%	5.74%
S&P Target Date 2025 Index	4.26	6.30

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2025 Fund and the S&P Target Date 2025 Index from 2/27/17 to 10/31/20. The performance of the S&P Target Date 2025 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratio including acquired fund fees for Class I shares was 1.71%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 0.47% for the year ended October 31, 2020. The Fund’s benchmark, the S&P Target Date 2025 Index, returned 4.26% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had no dedicated position in real estate which contributed to performance. The sector was down about 25% for the twelve-month period.

•

The Fund’s fixed income ETFs outperformed relative to their respective benchmark. Having active weight exposure to Treasury Inflation Protected Securities (TIPS) contributed to performance, as TIPS was the best performing asset category within fixed income.

What hurt performance during the year?

•	Security selection within equities was the top detractor from performance, as having a low volatility tilt was not beneficial across regions and market cap.

1290 RETIREMENT 2025 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2020
Equity	59.3%
Fixed Income	40.0
Investment Company	0.7

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2020
iShares Core U.S. Aggregate Bond ETF	27.9%
iShares Core S&P Total US Stock Market ETF	20.5
iShares Core MSCI EAFE ETF	7.3
Invesco S&P 500 Low Volatility ETF	6.7
iShares MSCI USA Min Vol Factor ETF	6.6
iShares TIPS Bond ETF	6.0
Invesco S&P MidCap Low Volatility ETF	3.8
Invesco S&P International Developed Low Volatility ETF	3.8
iShares MSCI EAFE Min Vol Factor ETF	3.7
Vanguard Short-Term Bond ETF	2.3
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class I
Actual	$1,000.00	$1,063.30	$2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.44	2.72

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2025 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (59.1%)
Invesco S&P 500 Low Volatility ETF	26,240	$1,365,267
Invesco S&P Emerging Markets Low Volatility ETF	8,180	162,373
Invesco S&P International Developed Low Volatility ETF	28,020	768,308
Invesco S&P MidCap Low Volatility ETF	18,510	770,201
Invesco S&P SmallCap Low Volatility ETF	10,640	360,590
iShares Core MSCI EAFE ETF	25,560	1,486,570
iShares Core MSCI Emerging Markets ETF	6,710	358,784
iShares Core S&P Total US Stock Market ETF	56,480	4,182,344
iShares MSCI EAFE Min Vol Factor ETF	11,480	751,825
iShares MSCI Emerging Markets Min Vol Factor ETF	3,390	186,314
iShares MSCI USA Min Vol Factor ETF	21,770	1,342,338
SPDR SSGA US Small Cap Low Volatility Index ETF	4,790	368,016

Total Equity		12,102,930

Fixed Income (39.9%)
iShares Core U.S. Aggregate Bond ETF	48,640	5,700,608
iShares TIPS Bond ETF	9,760	1,222,245
SPDR Bloomberg Barclays High Yield Bond ETF	3,446	359,418
Vanguard Short-Term Bond ETF	5,760	477,101
Vanguard Total International Bond ETF	6,810	397,295

Total Fixed Income		8,156,667

Total Exchange Traded Funds (99.0%) (Cost $19,748,522)		20,259,597

SHORT-TERM INVESTMENT:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, IM Shares	149,214	149,303

Total Short-Term Investment (0.7%) (Cost $149,314)		149,303

Total Investments in Securities (99.7%) (Cost $19,897,836)		20,408,900
Other Assets Less Liabilities (0.3%)		46,720

Net Assets (100%)		$20,455,620

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$20,259,597	$—	$—	$20,259,597
Short-Term Investment
Investment Company	149,303	—	—	149,303

Total Assets	$20,408,900	$—	$—	$20,408,900

Total Liabilities	$—	$—	$—	$—

Total	$20,408,900	$—	$—	$20,408,900

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$7,963,520
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$6,537,394

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$855,776
Aggregate gross unrealized depreciation	(466,057)

Net unrealized appreciation	$389,719

Federal income tax cost of investments in securities and derivative instruments, if applicable	$20,019,181

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $19,897,836)	$20,408,900
Cash	74,999
Receivable for Fund shares sold	10,372
Prepaid registration and filing fees	5,796
Receivable from investment adviser	4,938
Dividends, interest and other receivables	19
Other assets	200

Total assets	20,505,224

LIABILITIES
Transfer agent fees payable	2,036
Payable for Fund shares redeemed	391
Trustees’ fees payable	212
Accrued expenses	46,965

Total liabilities	49,604

NET ASSETS	$20,455,620

Net assets were comprised of:
Paid in capital	$19,422,228
Total distributable earnings (loss)	1,033,392

Net assets	$20,455,620

Class I
Net asset value, offering and redemption price per share, $20,455,620 / 1,791,895 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.42

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$467,228
Interest	390

Total income	467,618

EXPENSES
Investment advisory fees	96,613
Professional fees	50,082
Printing and mailing expenses	45,717
Administrative fees	29,996
Registration and filing fees	21,382
Transfer agent fees	10,990
Custodian fees	6,700
Trustees’ fees	1,627
Tax expense	373
Miscellaneous	12,388

Gross expenses	275,868
Less: Waiver from investment adviser	(126,609)
Reimbursement from investment adviser	(45,488)

Net expenses	103,771

NET INVESTMENT INCOME (LOSS)	363,847

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	309,167
Net change in unrealized appreciation (depreciation) on investments in securities	(691,760)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(382,593)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,746)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$363,847	$314,181
Net realized gain (loss)	309,167	326,657
Net change in unrealized appreciation (depreciation)	(691,760)	1,336,178

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(18,746)	1,977,016

Distributions to shareholders:
Class I	(724,697)	(176,541)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [743,738 and 1,042,196 shares, respectively]	8,393,396	11,528,327
Capital shares issued in reinvestment of dividends [62,744 and 12,850 shares, respectively]	724,697	134,540
Capital shares repurchased [(640,274) and (397,479) shares, respectively]	(7,121,415)	(4,546,482)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,996,678	7,116,385

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,253,235	8,916,860
NET ASSETS:
Beginning of year	19,202,385	10,285,525

End of year	$20,455,620	$19,202,385

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

FINANCIAL HIGHLIGHTS

Class I	Year Ended October 31,						February 27, 2017* to October 31, 2017
	2020		2019		2018
Net asset value, beginning of period	$11.81		$10.62		$10.75		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.21		0.22		0.21		0.11
Net realized and unrealized gain (loss)	(0.15)		1.14		(0.14)		0.64

Total from investment operations	0.06		1.36		0.07		0.75

Less distributions:
Dividends from net investment income	(0.23)		(0.14)		(0.18)		—
Distributions from net realized gains	(0.22)		(0.03)		(0.02)		—

Total dividends and distributions	(0.45)		(0.17)		(0.20)		—

Net asset value, end of period	$11.42		$11.81		$10.62		$10.75

Total return (b)	0.47%		12.99%		0.60%		7.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$20,456		$19,202		$10,286		$2,688
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.54	%**(j)	0.54	%(j)	0.54	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	1.43%		1.58%		3.23%		5.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.88%		1.99%		1.91%		1.62	%(l)
Before waivers and reimbursements (a)(f)(x)	0.99%		0.95%		(0.79)%		(3.15	)%(l)
Portfolio turnover rate^	34%		23%		4%		2	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2030 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

	1 Year	Since Incept.
Fund – Class I Shares*	(0.68)%	5.72%
S&P Target Date 2030 Index	3.91	6.55

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2030 Fund and the S&P Target Date 2030 Index from 2/27/17 to 10/31/20. The performance of the S&P Target Date 2030 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratio including acquired fund fees for Class I shares was 3.26%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (0.68)% for the year ended October 31, 2020. The Fund’s benchmark, the S&P Target Date 2030 Index, returned 3.91% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had no dedicated position in real estate which contributed to performance. The sector was down about 25% for the twelve-month period.

•

The Fund’s fixed income ETFs outperformed relative to their respective benchmark. Having active weight exposure to Treasury Inflation Protected Securities (TIPS) contributed to performance, as TIPS was the best performing asset category within fixed income.

What hurt performance during the year?

•	Security selection within equities was the top detractor from performance, as having a low volatility tilt was not beneficial across regions and market cap.

•	Within fixed income, having no exposure to high yield detracted from performance as it was up 7.79%.

1290 RETIREMENT 2030 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2020
Equity	69.2%
Fixed Income	30.8

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2020
iShares Core U.S. Aggregate Bond ETF	26.2%
iShares Core S&P Total US Stock Market ETF	23.4
iShares Core MSCI EAFE ETF	8.9
iShares MSCI USA Min Vol Factor ETF	7.7
Invesco S&P 500 Low Volatility ETF	7.4
iShares TIPS Bond ETF	4.6
Invesco S&P MidCap Low Volatility ETF	4.5
Invesco S&P International Developed Low Volatility ETF	4.5
iShares MSCI EAFE Min Vol Factor ETF	4.3
SPDR SSGA US Small Cap Low Volatility Index ETF	2.2
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class I
Actual	$1,000.00	$1,066.40	$2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.45	2.72

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2030 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (69.2%)
Invesco S&P 500 Low Volatility ETF	8,130	$423,004
Invesco S&P Emerging Markets Low Volatility ETF	3,110	61,733
Invesco S&P International Developed Low Volatility ETF	9,330	255,828
Invesco S&P MidCap Low Volatility ETF	6,170	256,734
Invesco S&P SmallCap Low Volatility ETF	3,570	120,987
iShares Core MSCI EAFE ETF	8,650	503,084
iShares Core MSCI Emerging Markets ETF	2,130	113,891
iShares Core S&P Total US Stock Market ETF	17,960	1,329,938
iShares MSCI EAFE Min Vol Factor ETF	3,740	244,933
iShares MSCI Emerging Markets Min Vol Factor ETF	1,030	56,609
iShares MSCI USA Min Vol Factor ETF	7,090	437,169
SPDR SSGA US Small Cap Low Volatility Index ETF	1,660	127,538

Total Equity		3,931,448

Fixed Income (30.8%)
iShares Core U.S. Aggregate Bond ETF	12,690	1,487,268
iShares TIPS Bond ETF	2,090	261,731

Total Fixed Income		1,748,999

Total Investments in Securities (100.0%) (Cost $5,586,909)		5,680,447
Other Assets Less Liabilities (0.0%)		1,571

Net Assets (100%)		$5,682,018

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,680,447	$—	$—	$5,680,447

Total Assets	$5,680,447	$—	$—	$5,680,447

Total Liabilities	$—	$—	$—	$—

Total	$5,680,447	$—	$—	$5,680,447

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,344,586
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,094,605

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$238,296
Aggregate gross unrealized depreciation	(171,499)

Net unrealized appreciation	$66,797

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,613,650

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $5,586,909)	$5,680,447
Cash	30,752
Receivable from investment adviser	8,691
Prepaid registration and filing fees	4,912
Receivable for Fund shares sold	719
Dividends, interest and other receivables	1
Other assets	59

Total assets	5,725,581

LIABILITIES
Accrued professional fees	32,508
Transfer agent fees payable	2,121
Trustees’ fees payable	60
Accrued expenses	8,874

Total liabilities	43,563

NET ASSETS	$5,682,018

Net assets were comprised of:
Paid in capital	$5,248,308
Total distributable earnings (loss)	433,710

Net assets	$5,682,018

Class I
Net asset value, offering and redemption price per share, $5,682,018 / 491,001 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.57

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$152,247
Interest	354

Total income	152,601

EXPENSES
Professional fees	41,919
Investment advisory fees	30,726
Printing and mailing expenses	30,093
Administrative fees	29,998
Registration and filing fees	20,040
Transfer agent fees	11,565
Custodian fees	5,100
Trustees’ fees	505
Tax expense	243
Miscellaneous	6,897

Gross expenses	177,086
Less: Waiver from investment adviser	(60,724)
Reimbursement from investment adviser	(83,266)

Net expenses	33,096

NET INVESTMENT INCOME (LOSS)	119,505

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	265,571
Net change in unrealized appreciation (depreciation) on investments in securities	(519,309)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(253,738)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(134,233)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$119,505	$104,968
Net realized gain (loss)	265,571	19,025
Net change in unrealized appreciation (depreciation)	(519,309)	544,946

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(134,233)	668,939

Distributions to shareholders:
Class I	(136,178)	(88,204)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [192,899 and 189,006 shares, respectively]	2,225,805	2,128,791
Capital shares issued in reinvestment of dividends [6,335 and 3,168 shares, respectively]	75,078	33,204
Capital shares repurchased [(273,913) and (26,204) shares, respectively]	(3,072,689)	(291,050)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(771,806)	1,870,945

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,042,217)	2,451,680
NET ASSETS:
Beginning of year	6,724,235	4,272,555

End of year	$5,682,018	$6,724,235

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,						February 27, 2017* to October 31, 2017
Class I	2020		2019		2018
Net asset value, beginning of period	$11.89		$10.69		$10.80		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.22		0.20		0.11
Net realized and unrealized gain (loss)	(0.30)		1.20		(0.12)		0.69

Total from investment operations	(0.08)		1.42		0.08		0.80

Less distributions:
Dividends from net investment income	(0.21)		(0.18)		(0.18)		—
Distributions from net realized gains	(0.03)		(0.04)		(0.01)		—

Total dividends and distributions	(0.24)		(0.22)		(0.19)		—

Net asset value, end of period	$11.57		$11.89		$10.69		$10.80

Total return (b)	(0.68)%		13.56%		0.70%		8.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,682		$6,724		$4,273		$2,701
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.54	%**(j)	0.54	%(j)	0.54	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	2.88%		3.14%		4.74%		5.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.95%		1.98%		1.78%		1.59	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.40)%		(0.62)%		(2.41)%		(3.15	)%(l)
Portfolio turnover rate^	38%		5%		3%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2035 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

	1 Year	Since Incept.
Fund – Class I Shares*	(0.87)%	5.86%
S&P Target Date 2035 Index	3.54	6.75

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2035 Fund and the S&P Target Date 2035 Index from 2/27/17 to 10/31/20. The performance of the S&P Target Date 2035 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratio including acquired fund fees for Class I shares was 2.62%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (0.87)% for the year ended October 31, 2020. The Fund’s benchmark, the S&P Target Date 2035 Index, returned 3.54% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had no dedicated position in real estate which contributed to performance. The sector was down about 25% for the twelve-month period.

•

The Fund’s fixed income ETFs outperformed relative to their respective benchmark. Having active weight exposure to Treasury Inflation Protected Securities (TIPS) contributed to performance, as TIPS was the best performing asset category within fixed income.

What hurt performance during the year?

•	Security selection within equities was the top detractor from performance, as having a low volatility tilt was not beneficial across regions and market cap.

•	Within fixed income, having no exposure to high yield detracted from performance as it was up 7.79%.

1290 RETIREMENT 2035 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2020
Equity	74.2%
Fixed Income	25.4
Investment Company	0.4

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2020
iShares Core S&P Total US Stock Market ETF	25.1%
iShares Core U.S. Aggregate Bond ETF	21.7
iShares Core MSCI EAFE ETF	9.2
Invesco S&P 500 Low Volatility ETF	8.5
iShares MSCI USA Min Vol Factor ETF	8.4
Invesco S&P MidCap Low Volatility ETF	4.8
iShares MSCI EAFE Min Vol Factor ETF	4.8
Invesco S&P International Developed Low Volatility ETF	4.7
iShares TIPS Bond ETF	3.7
Invesco S&P SmallCap Low Volatility ETF	2.3
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class I
Actual	$1,000.00	$1,074.90	$2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.46	2.71

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2035 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (74.0%)
Invesco S&P 500 Low Volatility ETF	15,480	$805,425
Invesco S&P Emerging Markets Low Volatility ETF	4,340	86,149
Invesco S&P International Developed Low Volatility ETF	16,160	443,107
Invesco S&P MidCap Low Volatility ETF	10,930	454,797
Invesco S&P SmallCap Low Volatility ETF	6,560	222,318
iShares Core MSCI EAFE ETF	15,000	872,400
iShares Core MSCI Emerging Markets ETF	4,070	217,623
iShares Core S&P Total US Stock Market ETF	32,140	2,379,967
iShares MSCI EAFE Min Vol Factor ETF	6,900	451,881
iShares MSCI Emerging Markets Min Vol Factor ETF	1,810	99,478
iShares MSCI USA Min Vol Factor ETF	13,000	801,580
SPDR SSGA US Small Cap Low Volatility Index ETF	2,690	206,673

Total Equity		7,041,398

Fixed Income (25.3%)
iShares Core U.S. Aggregate Bond ETF	17,540	2,055,688
iShares TIPS Bond ETF	2,840	355,653

Total Fixed Income		2,411,341

Total Exchange Traded Funds (99.3%) (Cost $9,133,943)		9,452,739

SHORT-TERM INVESTMENT:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	37,828	37,850

Total Short-Term Investment (0.4%) (Cost $37,853)		37,850

Total Investments in Securities (99.7%) (Cost $9,171,796)		9,490,589
Other Assets Less Liabilities (0.3%)		30,748

Net Assets (100%)		$9,521,337

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$9,452,739	$—	$—	$9,452,739
Short-Term Investment
Investment Company	37,850	—	—	37,850

Total Assets	$9,490,589	$—	$—	$9,490,589

Total Liabilities	$—	$—	$—	$—

Total	$9,490,589	$—	$—	$9,490,589

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,974,748
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,708,807

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$495,047
Aggregate gross unrealized depreciation	(232,173)

Net unrealized appreciation	$262,874

Federal income tax cost of investments in securities and derivative instruments, if applicable	$9,227,715

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $9,171,796)	$9,490,589
Cash	75,000
Receivable from investment adviser	7,850
Prepaid registration and filing fees	5,098
Receivable for Fund shares sold	57
Dividends, interest and other receivables	4
Other assets	109

Total assets	9,578,707

LIABILITIES
Payable for Fund shares redeemed	12,737
Transfer agent fees payable	2,147
Trustees’ fees payable	139
Accrued expenses	42,347

Total liabilities	57,370

NET ASSETS	$9,521,337

Net assets were comprised of:
Paid in capital	$8,824,897
Total distributable earnings (loss)	696,440

Net assets	$9,521,337

Class I
Net asset value, offering and redemption price per share, $9,521,337 / 819,668 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.62

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$225,917
Interest	397

Total income	226,314

EXPENSES
Investment advisory fees	46,187
Professional fees	43,800
Printing and mailing expenses	34,295
Administrative fees	29,999
Registration and filing fees	20,318
Transfer agent fees	11,730
Custodian fees	5,550
Trustees’ fees	772
Tax expense	321
Miscellaneous	7,383

Gross expenses	200,355
Less: Waiver from investment adviser	(76,186)
Reimbursement from investment adviser	(74,699)

Net expenses	49,470

NET INVESTMENT INCOME (LOSS)	176,844

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	260,773
Net change in unrealized appreciation (depreciation) on investments in securities	(390,885)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(130,112)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,732

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$176,844	$144,226
Net realized gain (loss)	260,773	63,099
Net change in unrealized appreciation (depreciation)	(390,885)	696,566

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,732	903,891

Distributions to shareholders:
Class I	(225,614)	(107,092)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [500,034 and 166,637 shares, respectively]	5,533,567	1,919,697
Capital shares issued in reinvestment of dividends [12,315 and 6,075 shares, respectively]	147,039	64,342
Capital shares repurchased [(388,587) and (98,499) shares, respectively]	(4,349,860)	(1,103,345)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,330,746	880,694

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,151,864	1,677,493
NET ASSETS:
Beginning of year	8,369,473	6,691,980

End of year	$9,521,337	$8,369,473

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,						February 27, 2017* to October 31, 2017
Class I	2020		2019		2018
Net asset value, beginning of period	$12.03		$10.76		$10.85		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.22		0.19		0.11
Net realized and unrealized gain (loss)	(0.32)		1.23		(0.09)		0.74

Total from investment operations	(0.10)		1.45		0.10		0.85

Less distributions:
Dividends from net investment income	(0.22)		(0.16)		(0.18)		—
Distributions from net realized gains	(0.09)		(0.02)		(0.01)		—

Total dividends and distributions	(0.31)		(0.18)		(0.19)		—

Net asset value, end of period	$11.62		$12.03		$10.76		$10.85

Total return (b)	(0.87)%		13.61%		0.88%		8.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,521		$8,369		$6,692		$2,712
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.54	%**(j)	0.54	%(j)	0.53	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	2.17%		2.50%		3.95%		5.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.92%		1.98%		1.73%		1.58	%(l)
Before waivers and reimbursements (a)(f)(x)	0.28%		0.01%		(1.68)%		(3.17	)%(l)
Portfolio turnover rate^	40%		13%		2%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2040 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

	1 Year	Since Incept.
Fund – Class I Shares*	(0.24)%	6.30%
S&P Target Date 2040 Index	3.30	6.90

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2040 Fund and the S&P Target Date 2040 Index from 2/27/17 to 10/31/20. The performance of the S&P Target Date 2040 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratio including acquired fund fees for Class I shares was 4.69%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to ontractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (0.24)% for the year ended October 31, 2020. The Fund’s benchmark, the S&P Target Date 2040 Index, returned 3.30% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had no dedicated position in real estate which contributed to performance. The sector was down about 25% for the twelve-month period.

•

The Fund’s fixed income ETFs outperformed relative to their respective benchmark. Having active weight exposure to Treasury Inflation Protected Securities (TIPS) contributed to performance, as TIPS was the best performing asset category within fixed income.

What hurt performance during the year?

•	Security selection within equities was the top detractor from performance, as having a low volatility tilt was not beneficial across regions and market cap.

•	Within fixed income, having no exposure to high yield detracted from performance as it was up 7.79%.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2020
Equity	79.8%
Fixed Income	20.2

1290 RETIREMENT 2040 FUND (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2020
iShares Core S&P Total US Stock Market ETF	27.4%
iShares Core U.S. Aggregate Bond ETF	17.2
iShares Core MSCI EAFE ETF	9.8
Invesco S&P 500 Low Volatility ETF	9.3
iShares MSCI USA Min Vol Factor ETF	9.0
iShares MSCI EAFE Min Vol Factor ETF	5.0
Invesco S&P MidCap Low Volatility ETF	4.9
Invesco S&P International Developed Low Volatility ETF	4.8
iShares TIPS Bond ETF	3.0
iShares Core MSCI Emerging Markets ETF	2.7
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class I
Actual	$1,000.00	$1,076.60	$2.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.47	2.70

* Expenses are equal to the Fund’s Class I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2040 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (79.6%)
Invesco S&P 500 Low Volatility ETF	7,450	$387,623
Invesco S&P Emerging Markets Low Volatility ETF	2,450	48,632
Invesco S&P International Developed Low Volatility ETF	7,340	201,263
Invesco S&P MidCap Low Volatility ETF	4,900	203,889
Invesco S&P SmallCap Low Volatility ETF	2,650	89,809
iShares Core MSCI EAFE ETF	7,060	410,610
iShares Core MSCI Emerging Markets ETF	2,100	112,287
iShares Core S&P Total US Stock Market ETF	15,450	1,144,073
iShares MSCI EAFE Min Vol Factor ETF	3,190	208,913
iShares MSCI Emerging Markets Min Vol Factor ETF	890	48,914
iShares MSCI USA Min Vol Factor ETF	6,070	374,276
SPDR SSGA US Small Cap Low Volatility Index ETF	1,320	101,416

Total Equity		3,331,705

Fixed Income (20.1%)
iShares Core U.S. Aggregate Bond ETF	6,130	718,436
iShares TIPS Bond ETF	990	123,977

Total Fixed Income		842,413

Total Investments in Securities (99.7%) (Cost $3,947,778)		4,174,118
Other Assets Less Liabilities (0.3%)		11,229

Net Assets (100%)		$4,185,347

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$4,174,118	$—	$—	$4,174,118

Total Assets	$4,174,118	$—	$—	$4,174,118

Total Liabilities	$—	$—	$—	$—

Total	$4,174,118	$—	$—	$4,174,118

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,171,098
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$812,941

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$331,836
Aggregate gross unrealized depreciation	(115,588)

Net unrealized appreciation	$216,248

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,957,870

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $3,947,778)	$4,174,118
Cash	38,198
Receivable from investment adviser	9,054
Prepaid registration and filing fees	4,768
Receivable for Fund shares sold	1,611
Other assets	46

Total assets	4,227,795

LIABILITIES
Accrued professional fees	31,924
Transfer agent fees payable	2,151
Trustees’ fees payable	82
Accrued expenses	8,291

Total liabilities	42,448

NET ASSETS	$4,185,347

Net assets were comprised of:
Paid in capital	$3,829,058
Total distributable earnings (loss)	356,289

Net assets	$4,185,347

Class I
Net asset value, offering and redemption price per share, $4,185,347 / 354,828 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.80

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$103,738
Interest	252

Total income	103,990

EXPENSES
Professional fees	40,749
Administrative fees	29,999
Printing and mailing expenses	28,146
Investment advisory fees	21,083
Registration and filing fees	19,801
Transfer agent fees	11,775
Custodian fees	4,751
Trustees’ fees	348
Tax expense	178
Miscellaneous	5,930

Gross expenses	162,760
Less: Waiver from investment adviser	(51,082)
Reimbursement from investment adviser	(89,149)

Net expenses	22,529

NET INVESTMENT INCOME (LOSS)	81,461

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	77,816
Net change in unrealized appreciation (depreciation) on investments in securities	(283,659)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(205,843)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(124,382)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$81,461	$64,588
Net realized gain (loss)	77,816	6,331
Net change in unrealized appreciation (depreciation)	(283,659)	351,616

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(124,382)	422,535

Distributions to shareholders:
Class I	(78,113)	(68,399)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [84,591 and 71,724 shares, respectively]	1,017,576	832,237
Capital shares issued in reinvestment of dividends [1,788 and 557 shares, respectively]	21,588	5,899
Capital shares repurchased [(63,918) and (8,837) shares, respectively]	(656,757)	(102,332)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	382,407	735,804

TOTAL INCREASE (DECREASE) IN NET ASSETS	179,912	1,089,940
NET ASSETS:
Beginning of year	4,005,435	2,915,495

End of year	$4,185,347	$4,005,435

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,						February 27, 2017* to October 31, 2017
Class I	2020		2019		2018
Net asset value, beginning of period	$12.05		$10.84		$10.89		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.22		0.20		0.11
Net realized and unrealized gain (loss)	(0.26)		1.24		(0.06)		0.78

Total from investment operations	(0.03)		1.46		0.14		0.89

Less distributions:
Dividends from net investment income	(0.21)		(0.20)		(0.18)		—
Distributions from net realized gains	(0.01)		(0.05)		(0.01)		—

Total dividends and distributions	(0.22)		(0.25)		(0.19)		—

Net asset value, end of period	$11.80		$12.05		$10.84		$10.89

Total return (b)	(0.24)%		13.79%		1.26%		8.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,185		$4,005		$2,915		$2,722
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.53	%**(j)	0.53	%(j)	0.53	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	3.86%		4.57%		5.31%		5.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.93%		1.96%		1.80%		1.57	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.39)%		(2.08)%		(2.99)%		(3.18	)%(l)
Portfolio turnover rate^	20%		3%		2%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2045 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

	1 Year	Since Incept.
Fund – Class I Shares*	(1.08)%	6.26%
S&P Target Date 2045 Index	3.11	6.96

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2045 Fund and the S&P Target Date 2045 Index from 2/27/17 to 10/31/20. The performance of the S&P Target Date 2045 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratio including acquired fund fees for Class I shares was 3.64%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (1.08)% for the year ended October 31, 2020. The Fund’s benchmark, the S&P Target Date 2045 Index, returned 3.11% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had no dedicated position in real estate which contributed to performance. The sector was down about 25% for the twelve-month period.

•

The Fund’s fixed income ETFs outperformed relative to their respective benchmark. Having active weight exposure to Treasury Inflation Protected Securities (TIPS) contributed to performance, as TIPS was the best performing asset category within fixed income.

What hurt performance during the year?

•	Security selection within equities was the top detractor from performance, as having a low volatility tilt was not beneficial across regions and market cap.

•	Within fixed income, having no exposure to high yield detracted from performance as it was up 7.79%.

1290 RETIREMENT 2045 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2020
Equity	84.9%
Fixed Income	15.1

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2020
iShares Core S&P Total US Stock Market ETF	29.2%
iShares Core U.S. Aggregate Bond ETF	12.8
iShares Core MSCI EAFE ETF	10.4
iShares MSCI USA Min Vol Factor ETF	9.8
Invesco S&P 500 Low Volatility ETF	9.7
Invesco S&P International Developed Low Volatility ETF	5.3
Invesco S&P MidCap Low Volatility ETF	5.3
iShares MSCI EAFE Min Vol Factor ETF	5.2
Invesco S&P SmallCap Low Volatility ETF	2.5
SPDR SSGA US Small Cap Low Volatility Index ETF	2.5
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class I
Actual	$1,000.00	$1,077.40	$2.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.48	2.69

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2045 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (85.3%)
Invesco S&P 500 Low Volatility ETF	12,460	$648,294
Invesco S&P Emerging Markets Low Volatility ETF	4,360	86,546
Invesco S&P International Developed Low Volatility ETF	12,970	355,637
Invesco S&P MidCap Low Volatility ETF	8,530	354,933
Invesco S&P SmallCap Low Volatility ETF	4,920	166,739
iShares Core MSCI EAFE ETF	11,890	691,522
iShares Core MSCI Emerging Markets ETF	2,970	158,806
iShares Core S&P Total US Stock Market ETF	26,230	1,942,331
iShares MSCI EAFE Min Vol Factor ETF	5,310	347,752
iShares MSCI Emerging Markets Min Vol Factor ETF	1,460	80,242
iShares MSCI USA Min Vol Factor ETF	10,580	652,363
SPDR SSGA US Small Cap Low Volatility Index ETF	2,130	163,648

Total Equity		5,648,813

Fixed Income (15.1%)
iShares Core U.S. Aggregate Bond ETF	7,280	853,216
iShares TIPS Bond ETF	1,190	149,024

Total Fixed Income		1,002,240

Total Investments in Securities (100.4%) (Cost $6,188,609)		6,651,053
Other Assets Less Liabilities (-0.4%)		(25,754)

Net Assets (100%)		$6,625,299

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$6,651,053	$—	$—	$6,651,053

Total Assets	$6,651,053	$—	$—	$6,651,053

Total Liabilities	$—	$—	$—	$—

Total	$6,651,053	$—	$—	$6,651,053

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,275,185
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,176,090

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$586,167
Aggregate gross unrealized depreciation	(124,169)

Net unrealized appreciation	$461,998

Federal income tax cost of investments in securities and derivative instruments, if applicable	$6,189,055

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $6,188,609)	$6,651,053
Cash	9,938
Receivable from investment adviser	8,374
Prepaid registration and filing fees	4,914
Receivable for Fund shares sold	451
Dividends, interest and other receivables	1
Other assets	79

Total assets	6,674,810

LIABILITIES
Payable for Fund shares redeemed	6,132
Transfer agent fees payable	2,221
Trustees’ fees payable	133
Accrued expenses	41,025

Total liabilities	49,511

NET ASSETS	$6,625,299

Net assets were comprised of:
Paid in capital	$5,902,274
Total distributable earnings (loss)	723,025

Net assets	$6,625,299

Class I
Net asset value, offering and redemption price per share, $6,625,299 / 560,152 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.83

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$158,316
Interest	350

Total income	158,666

EXPENSES
Professional fees	42,044
Investment advisory fees	32,328
Printing and mailing expenses	30,900
Administrative fees	29,998
Registration and filing fees	19,984
Transfer agent fees	12,460
Custodian fees	4,800
Trustees’ fees	539
Tax expense	282
Miscellaneous	6,626

Gross expenses	179,961
Less: Waiver from investment adviser	(62,326)
Reimbursement from investment adviser	(83,225)

Net expenses	34,410

NET INVESTMENT INCOME (LOSS)	124,256

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	177,366
Net change in unrealized appreciation (depreciation) on investments in securities	(187,202)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,836)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$114,420

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$124,256	$90,582
Net realized gain (loss)	177,366	422
Net change in unrealized appreciation (depreciation)	(187,202)	506,810

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,420	597,814

Distributions to shareholders:
Class I	(106,681)	(75,322)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [222,904 and 117,575 shares, respectively]	2,464,519	1,356,581
Capital shares issued in reinvestment of dividends [4,128 and 2,113 shares, respectively]	50,406	22,572
Capital shares repurchased [(129,465) and (8,569) shares, respectively]	(1,532,229)	(100,710)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	982,696	1,278,443

TOTAL INCREASE (DECREASE) IN NET ASSETS	990,435	1,800,935
NET ASSETS:
Beginning of year	5,634,864	3,833,929

End of year	$6,625,299	$5,634,864

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,						February 27, 2017* to October 31, 2017
Class I	2020		2019		2018

Net asset value, beginning of period	$12.18		$10.91		$10.93		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.23		0.20		0.11
Net realized and unrealized gain (loss)	(0.36)		1.25		(0.03)		0.82

Total from investment operations	(0.13)		1.48		0.17		0.93

Less distributions:
Dividends from net investment income	(0.22)		(0.18)		(0.18)		—
Distributions from net realized gains	—	#	(0.03)		(0.01)		—

Total dividends and distributions	(0.22)		(0.21)		(0.19)		—

Net asset value, end of period	$11.83		$12.18		$10.91		$10.93

Total return (b)	(1.08)%		13.85%		1.53%		9.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,625		$5,635		$3,834		$2,741
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.53	%**(j)	0.53	%(j)	0.53	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	2.78%		3.51%		4.91%		5.29%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.92%		1.97%		1.76%		1.55	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.33)%		(1.01)%		(2.62)%		(3.22	)%(l)
Portfolio turnover rate ^	18%		1%		2%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2050 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

	1 Year	Since Incept.
Fund – Class I Shares*	(2.05)%	6.22%
S&P Target Date 2050 Index	3.05	7.01

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2050 Fund and the S&P Target Date 2050 Index from 2/27/17 to 10/31/20. The performance of the S&P Target Date 2050 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratio including acquired fund fees for Class I shares was 4.65%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (2.05)% for the year ended October 31, 2020. The Fund’s benchmark, the S&P Target Date 2050 Index, returned 3.05% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had no dedicated position in real estate which contributed to performance. The sector was down about 25% for the twelve-month period.

•

The Fund’s fixed income ETFs outperformed relative to their respective benchmark. Having active weight exposure to Treasury Inflation Protected Securities (TIPS) contributed to performance, as TIPS was the best performing asset category within fixed income.

What hurt performance during the year?

•	Security selection within equities was the top detractor from performance, as having a low volatility tilt was not beneficial across regions and market cap.

•	Within fixed income, having no exposure to high yield detracted from performance as it was up 7.79%.

1290 RETIREMENT 2050 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2020
Equity	89.8%
Fixed Income	10.2

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2020
iShares Core S&P Total US Stock Market ETF	31.1%
iShares Core MSCI EAFE ETF	10.9
iShares MSCI USA Min Vol Factor ETF	10.6
Invesco S&P 500 Low Volatility ETF	10.5
iShares Core U.S. Aggregate Bond ETF	8.5
Invesco S&P International Developed Low Volatility ETF	5.7
Invesco S&P MidCap Low Volatility ETF	5.5
iShares MSCI EAFE Min Vol Factor ETF	5.4
Invesco S&P SmallCap Low Volatility ETF	3.0
iShares Core MSCI Emerging Markets ETF	2.7
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class I
Actual	$1,000.00	$1,080.90	$2.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.50	2.67

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2050 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (90.2%)
Invesco S&P 500 Low Volatility ETF	9,630	$501,049
Invesco S&P Emerging Markets Low Volatility ETF	2,900	57,565
Invesco S&P International Developed Low Volatility ETF	9,880	270,910
Invesco S&P MidCap Low Volatility ETF	6,360	264,639
Invesco S&P SmallCap Low Volatility ETF	4,190	141,999
iShares Core MSCI EAFE ETF	8,970	521,695
iShares Core MSCI Emerging Markets ETF	2,380	127,259
iShares Core S&P Total US Stock Market ETF	20,060	1,485,443
iShares MSCI EAFE Min Vol Factor ETF	3,960	259,340
iShares MSCI Emerging Markets Min Vol Factor ETF	1,030	56,609
iShares MSCI USA Min Vol Factor ETF	8,200	505,612
SPDR SSGA US Small Cap Low Volatility Index ETF	1,360	104,489

Total Equity		4,296,609

Fixed Income (10.2%)
iShares Core U.S. Aggregate Bond ETF	3,470	406,684
iShares TIPS Bond ETF	630	78,895

Total Fixed Income		485,579

Total Investments in Securities (100.4%) (Cost $4,483,410)		4,782,188
Other Assets Less Liabilities (-0.4%)		(21,161)

Net Assets (100%)		$4,761,027

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$4,782,188	$—	$—	$4,782,188

Total Assets	$4,782,188	$—	$—	$4,782,188

Total Liabilities	$—	$—	$—	$—

Total	$4,782,188	$—	$—	$4,782,188

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,167,360
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$873,265

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$367,632
Aggregate gross unrealized depreciation	(110,732)

Net unrealized appreciation	$256,900

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,525,288

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $4,483,410)	$4,782,188
Cash	6,927
Receivable from investment adviser	8,485
Prepaid registration and filing fees	4,767
Receivable for Fund shares sold	959
Other assets	46

Total assets	4,803,372

LIABILITIES
Accrued professional fees	31,988
Transfer agent fees payable	2,039
Trustees’ fees payable	102
Accrued expenses	8,216

Total liabilities	42,345

NET ASSETS	$4,761,027

Net assets were comprised of:
Paid in capital	$4,400,641
Total distributable earnings (loss)	360,386

Net assets	$4,761,027

Class I
Net asset value, offering and redemption price per share, $4,761,027 / 404,806 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.76

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$103,367
Interest	269

Total income	103,636

EXPENSES
Professional fees	40,773
Administrative fees	29,998
Printing and mailing expenses	27,727
Investment advisory fees	21,326
Registration and filing fees	19,780
Transfer agent fees	11,250
Custodian fees	4,900
Trustees’ fees	353
Tax expense	185
Miscellaneous	5,683

Gross expenses	161,975
Less: Waiver from investment adviser	(51,324)
Reimbursement from investment adviser	(88,096)

Net expenses	22,555

NET INVESTMENT INCOME (LOSS)	81,081

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	8,725
Net change in unrealized appreciation (depreciation) on investments in securities	(260,439)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(251,714)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(170,633)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$81,081	$65,387
Net realized gain (loss)	8,725	6,188
Net change in unrealized appreciation (depreciation)	(260,439)	370,029

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(170,633)	441,604

Distributions to shareholders:
Class I	(76,047)	(70,591)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [191,933 and 29,945 shares, respectively]	2,194,147	343,550
Capital shares issued in reinvestment of dividends [1,323 and 756 shares, respectively]	16,247	8,091
Capital shares repurchased [(94,603) and (4,097) shares, respectively]	(949,336)	(44,001)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,261,058	307,640

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,014,378	678,653
NET ASSETS:
Beginning of year	3,746,649	3,067,996

End of year	$4,761,027	$3,746,649

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,						February 27, 2017* to October 31, 2017
Class I	2020		2019		2018
Net asset value, beginning of period	$12.24		$10.97		$10.98		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.22		0.20		0.11
Net realized and unrealized gain (loss)	(0.46)		1.30		(0.02)		0.87

Total from investment operations	(0.24)		1.52		0.18		0.98

Less distributions:
Dividends from net investment income	(0.22)		(0.20)		(0.18)		—
Distributions from net realized gains	(0.02)		(0.05)		(0.01)		—

Total dividends and distributions	(0.24)		(0.25)		(0.19)		—

Net asset value, end of period	$11.76		$12.24		$10.97		$10.98

Total return (b)	(2.05)%		14.18%		1.63%		9.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,761		$3,747		$3,068		$2,744
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.53	%**(j)	0.52	%(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	3.80%		4.52%		5.20%		5.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.90%		1.96%		1.77%		1.54	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.37)%		(2.03)%		(2.90)%		(3.20	)%(l)
Portfolio turnover rate^	21%		2%		2%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2055 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

	1 Year	Since Incept.
Fund – Class I Shares*	(2.97)%	6.15%
S&P Target Date 2055 Index	2.92	7.03

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2055 Fund and the S&P Target Date 2055 Index from 2/27/17 to 10/31/20. The performance of the S&P Target Date 2055 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratio including acquired fund fees for Class I shares was 4.87%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (2.97)% for the year ended October 31, 2020. The Fund’s benchmark, the S&P Target Date 2055 Index, returned 2.92% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each Funds’ performance will be generated by its holdings in each asset class, and the asset class’s performance. You can find current target and actual allocations, as well as performance, in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had no dedicated position in real estate which contributed to performance. The sector was down about 25% for the twelve-month period.

•

The Fund’s fixed income ETFs outperformed relative to their respective benchmark. Having active weight exposure to Treasury Inflation Protected Securities (TIPS) contributed to performance, as TIPS was the best performing asset category within fixed income.

What hurt performance during the year?

•	Security selection within equities was the top detractor from performance, as having a low volatility tilt was not beneficial across regions and market cap.

•	Within fixed income, having no exposure to high yield detracted from performance as it was up 7.79%.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2020
Equity	95.0%
Fixed Income	5.0

1290 RETIREMENT 2055 FUND (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2020
iShares Core S&P Total US Stock Market ETF	32.9%
iShares Core MSCI EAFE ETF	11.6
Invesco S&P 500 Low Volatility ETF	11.1
iShares MSCI USA Min Vol Factor ETF	11.0
iShares MSCI EAFE Min Vol Factor ETF	5.8
Invesco S&P MidCap Low Volatility ETF	5.8
Invesco S&P International Developed Low Volatility ETF	5.8
iShares Core U.S. Aggregate Bond ETF	4.2
Invesco S&P SmallCap Low Volatility ETF	3.0
iShares Core MSCI Emerging Markets ETF	2.7

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20- 10/31/20
Class I
Actual	$1,000.00	$1,086.10	$2.75%
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.50	2.66%

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.52%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2055 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (95.4%)
Invesco S&P 500 Low Volatility ETF	8,280	$430,808
Invesco S&P Emerging Markets Low Volatility ETF	2,130	42,281
Invesco S&P International Developed Low Volatility ETF	8,220	225,393
Invesco S&P MidCap Low Volatility ETF	5,430	225,942
Invesco S&P SmallCap Low Volatility ETF	3,420	115,904
iShares Core MSCI EAFE ETF	7,740	450,158
iShares Core MSCI Emerging Markets ETF	1,990	106,405
iShares Core S&P Total US Stock Market ETF	17,310	1,281,806
iShares MSCI EAFE Min Vol Factor ETF	3,460	226,595
iShares MSCI Emerging Markets Min Vol Factor ETF	1,230	67,601
iShares MSCI USA Min Vol Factor ETF	6,940	427,920
SPDR SSGA US Small Cap Low Volatility Index ETF	1,330	102,184

Total Equity		3,702,997

Fixed Income (5.0%)
iShares Core U.S. Aggregate Bond ETF	1,410	165,252
iShares TIPS Bond ETF	230	28,803

Total Fixed Income		194,055

Total Investments in Securities (100.4%) (Cost $3,491,041)		3,897,052
Other Assets Less Liabilities (-0.4%)		(14,144)

Net Assets (100%)		$3,882,908

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$3,897,052	$—	$—	$3,897,052

Total Assets	$3,897,052	$—	$—	$3,897,052

Total Liabilities	$—	$—	$—	$—

Total	$3,897,052	$—	$—	$3,897,052

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$686,593
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$217,269

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$477,481
Aggregate gross unrealized depreciation	(71,756)

Net unrealized appreciation	$405,725

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,491,327

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $3,491,041)	$3,897,052
Cash	12,262
Receivable from investment adviser	8,893
Prepaid registration and filing fees	4,735
Receivable for Fund shares sold	2,047
Other assets	38

Total assets	3,925,027

LIABILITIES
Accrued professional fees	31,847
Transfer agent fees payable	2,082
Trustees’ fees payable	86
Accrued expenses	8,104

Total liabilities	42,119

NET ASSETS	$3,882,908

Net assets were comprised of:
Paid in capital	$3,388,711
Total distributable earnings (loss)	494,197

Net assets	$3,882,908

Class I
Net asset value, offering and redemption price per share, $3,882,908 / 331,109 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.73

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$90,729
Interest	194

Total income	90,923

EXPENSES
Professional fees	40,362
Administrative fees	29,998
Printing and mailing expenses	27,368
Registration and filing fees	19,752
Investment advisory fees	18,196
Transfer agent fees	11,425
Custodian fees	4,550
Trustees’ fees	308
Tax expense	182
Miscellaneous	5,576

Gross expenses	157,717
Less:
Waiver from investment adviser	(48,194)
Reimbursement from investment adviser	(90,331)

Net expenses	19,192

NET INVESTMENT INCOME (LOSS)	71,731

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	43,160
Net change in unrealized appreciation (depreciation) on investments in securities	(160,255)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(117,095)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(45,364)

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$71,731	$61,461
Net realized gain (loss)	43,160	3,941
Net change in unrealized appreciation (depreciation)	(160,255)	355,603

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(45,364)	421,005

Distributions to shareholders:
Class I	(68,507)	(69,041)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [68,876 and 23,882 shares, respectively]	737,725	280,169
Capital shares issued in reinvestment of dividends[752 and 376 shares, respectively]	9,307	4,042
Capital shares repurchased [(26,304) and (777) shares, respectively]	(295,539)	(9,079)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	451,493	275,132

TOTAL INCREASE (DECREASE) IN NET ASSETS	337,622	627,096
NET ASSETS:
Beginning of year	3,545,286	2,918,190

End of year	$3,882,908	$3,545,286

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

FINANCIAL HIGHLIGHTS

Class I	Year Ended October 31,						February 27, 2017* to October 31, 2017
	2020		2019		2018
Net asset value, beginning of period	$12.32		$11.04		$11.02		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.22		0.20		0.11
Net realized and unrealized gain (loss)	(0.58)		1.32		0.01		0.91

Total from investment operations	(0.35)		1.54		0.21		1.02

Less distributions:
Dividends from net investment income	(0.23)		(0.21)		(0.18)		—
Distributions from net realized gains	(0.01)		(0.05)		(0.01)		—

Total dividends and distributions	(0.24)		(0.26)		(0.19)		—

Net asset value, end of period	$11.73		$12.32		$11.04		$11.02

Total return (b)	(2.97)%		14.29%		1.90%		10.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,883		$3,545		$2,918		$2,755
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.53	%**(j)	0.52	%(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	4.34%		4.74%		5.27%		5.25%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.97%		1.95%		1.73%		1.53	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.84)%		(2.27)%		(3.02)%		(3.21	)%(l)
Portfolio turnover rate ^	6%		2%		2%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.66% in 2020 and 0.65% in 2019, 2018 and 2017.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2060 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

	1 Year	Since Incept.
Fund – Class I Shares*	(3.11)%	6.22%
S&P Target Date 2060+ Index	3.11	7.17

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2060 Fund and the S&P Target Date 2060+ Index from 2/27/17 to 10/31/20. The performance of the S&P Target Date 2060+ Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratio including acquired fund fees for Class I shares was 4.96%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2021. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (3.11)% for the year ended October 31, 2020. The Fund’s benchmark, the S&P Target Date 2060+ Index, returned 3.11% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped the 1290 Retirement Funds performance during the year?

•	The Fund had no dedicated position in real estate which contributed to performance. The sector was down about 25% for the twelve-month period.

What hurt the 1290 Retirement Funds performance during the year?

•	Security selection within equities was the top detractor from performance, as having a low volatility tilt was not beneficial across regions and market cap.

•	Within fixed income, having no exposure to high yield detracted from performance as it was up 7.79%.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2020
Equity	100.0%

1290 RETIREMENT 2060 FUND (Unaudited)

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2020
iShares Core S&P Total US Stock Market ETF	34.5%
iShares Core MSCI EAFE ETF	12.3
iShares MSCI USA Min Vol Factor ETF	11.6
Invesco S&P 500 Low Volatility ETF	11.6
Invesco S&P International Developed Low Volatility ETF	6.3
iShares MSCI EAFE Min Vol Factor ETF	6.2
Invesco S&P MidCap Low Volatility ETF	6.1
SPDR SSGA US Small Cap Low Volatility Index ETF	2.9
iShares Core MSCI Emerging Markets ETF	2.9
Invesco S&P SmallCap Low Volatility ETF	2.7

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class I
Actual	$1,000.00	$1,087.80	$2.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.52	2.65

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.52%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2060 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (100.0%)
Invesco S&P 500 Low Volatility ETF	8,480	$441,214
Invesco S&P Emerging Markets Low Volatility ETF	2,760	54,786
Invesco S&P International Developed Low Volatility ETF	8,790	241,022
Invesco S&P MidCap Low Volatility ETF	5,640	234,680
Invesco S&P SmallCap Low Volatility ETF	3,070	104,042
iShares Core MSCI EAFE ETF	8,060	468,770
iShares Core MSCI Emerging Markets ETF	2,070	110,683
iShares Core S&P Total US Stock Market ETF	17,810	1,318,830
iShares MSCI EAFE Min Vol Factor ETF	3,590	235,109
iShares MSCI Emerging Markets Min Vol Factor ETF	980	53,861
iShares MSCI USA Min Vol Factor ETF	7,200	443,952
SPDR SSGA US Small Cap Low Volatility Index ETF	1,450	111,404

Total Investments in Securities (100.0%) (Cost $3,442,629)		3,818,353
Other Assets Less Liabilities (0.0%)		(269)

Net Assets (100%)		$3,818,084

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$3,818,353	$—	$—	$3,818,353

Total Assets	$3,818,353	$—	$—	$3,818,353

Total Liabilities	$—	$—	$—	$—

Total	$3,818,353	$—	$—	$3,818,353

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$798,897
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$317,210

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$448,315
Aggregate gross unrealized depreciation	(79,018)

Net unrealized appreciation	$369,297

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,449,056

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $3,442,629)	$3,818,353
Cash	27,428
Receivable from investment adviser	9,120
Prepaid registration and filing fees	4,737
Receivable for Fund shares sold	623
Other assets	37

Total assets	3,860,298

LIABILITIES
Accrued professional fees	31,877
Transfer agent fees payable	2,204
Trustees’ fees payable	88
Accrued expenses	8,045

Total liabilities	42,214

NET ASSETS	$3,818,084

Net assets were comprised of:
Paid in capital	$3,347,679
Total distributable earnings (loss)	470,405

Net assets	$3,818,084

Class I
Net asset value, offering and redemption price per share, $3,818,084 / 324,299 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.77

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends	$92,868
Interest	210

Total income	93,078

EXPENSES
Professional fees	40,391
Administrative fees	29,999
Printing and mailing expenses	27,233
Registration and filing fees	19,748
Investment advisory fees	18,385
Transfer agent fees	12,110
Custodian fees	4,550
Trustees’ fees	312
Tax expense	230
Miscellaneous	5,574

Gross expenses	158,532
Less: Waiver from investment adviser	(48,384)
Reimbursement from investment adviser	(90,821)

Net expenses	19,327

NET INVESTMENT INCOME (LOSS)	73,751

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	47,380
Net change in unrealized appreciation (depreciation) on investments in securities	(197,894)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(150,514)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(76,763)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$73,751	$59,624
Net realized gain (loss)	47,380	5,740
Net change in unrealized appreciation (depreciation)	(197,894)	352,798

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(76,763)	418,162

Distributions to shareholders:
Class I	(69,322)	(65,105)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [73,347 and 24,271 shares, respectively]	838,258	286,685
Capital shares issued in reinvestment of dividends[795 and 242 shares, respectively]	9,897	2,604
Capital shares repurchased [(31,794) and (1,648) shares, respectively]	(374,142)	(19,043)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	474,013	270,246

TOTAL INCREASE (DECREASE) IN NET ASSETS	327,928	623,303
NET ASSETS:
Beginning of year	3,490,156	2,866,853

End of year	$3,818,084	$3,490,156

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,						February 27, 2017* to October 31, 2017
Class I	2020		2019		2018
Net asset value, beginning of period	$12.38		$11.07		$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.22		0.20		0.11
Net realized and unrealized gain (loss)	(0.61)		1.34		0.03		0.92

Total from investment operations	(0.37)		1.56		0.23		1.03

Less distributions:
Dividends from net investment income	(0.22)		(0.21)		(0.18)		—
Distributions from net realized gains	(0.02)		(0.04)		(0.01)		—

Total dividends and distributions	(0.24)		(0.25)		(0.19)		—

Net asset value, end of period	$11.77		$12.38		$11.07		$11.03

Total return (b)	(3.11)%		14.43%		2.09%		10.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,818		$3,490		$2,867		$2,758
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.53	%**(j)	0.52	%(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	4.31%		4.83%		5.27%		5.25%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.01%		1.93%		1.73%		1.52	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.78)%		(2.39)%		(3.02)%		(3.21	)%(l)
Portfolio turnover rate ^	9%		2%		2%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.66% in 2020 and 0.65% in 2019, 2018 and 2017.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 SMARTBETA EQUITY FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/20

		1 Year	5 Years
Fund – Class A Shares*	without Sales Charge	2.07%	8.03%
	with Sales Charge (a)	(3.57)	6.81
Fund – Class I Shares*		2.30	8.30
Fund – Class R Shares*		1.75	7.76
Fund – Class T Shares*†	without Sales Charge	2.30	8.30
	with Sales Charge (b)	(0.24)	7.76
MSCI World (Net) Index		4.36	8.13

*  Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)   A 5.50% front-end sales charge was deducted.

(b)   A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 SmartBeta Equity Fund and the MSCI World (Net) Index from 11/12/14 to 10/31/20. The performance of the MSCI World (Net) Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World (Net) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2020, the gross expense ratios for Class A, I, R and T shares were 2.26%, 2.02%, 2.52% and 2.27%, respectively. The net expense ratios for Class A, I, R and T shares were 1.10%, 0.85%, 1.35% and 1.10%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 2.30% for the year ended October 31, 2020. The Fund’s benchmark, the MSCI World (Net) Index, returned 4.36% over the same year.

Overview — AXA Rosenberg Investment Management LLC

While equity markets experienced significant rotation over the period, sentiment was largely risk-on, with investors favoring cyclical sectors. Technology and consumer discretionary led markets upward. Health care also provided strong returns as a clear beneficiary of the pandemic. The energy sector lagged significantly, plagued by oil supply/demand imbalances. We note the performance of a narrow group of fast growth technology companies such as Facebook, Amazon, Apple, and Microsoft that dominated returns throughout the period — although they did give up a small portion of their prior gains late in the period on concerns over their elevated valuations.

Factor returns also experienced significant shifts during the year. In aggregate, low volatility delivered weak returns relative to the broader market, hurt by its defensiveness in phases of sharply rising markets. Quality kept better pace with these gains, while value continued to underperform as growth remained firmly in demand.

Fund Highlights

The 1290 SmartBeta Equity Fund rose in value during the year but lagged the rise in its benchmark index. For the period as a whole, the Fund performed in line with our expectations, providing protection during the market sell-off in the first quarter of 2020 and participating in all but the strongest phases of the prior and subsequent market rallies.

1290 SMARTBETA EQUITY FUND (Unaudited)

What helped performance during the year?

•

An emphasis on companies with less volatile returns helped to mitigate drawdowns during challenging periods for the market, especially in the first quarter of 2020 when the global coronavirus outbreak led to a wide-ranging sell-off.

•	As oil prices slumped to multi-year lows, oil and gas companies faced significant headwinds and the Fund’s lower-than-benchmark allocation to the energy sector proved beneficial.

What hurt performance during the year?

•

The Fund’s diversification away from the largest stocks in the index contributed to a below-benchmark weight in mega-cap technology stocks. This positioning weighed on the Fund’s performance as these firms led the market until their September sell-off.

•	More broadly, the Fund’s lower-than-benchmark exposure to high growth and momentum stocks hurt returns in an environment in which these factors were strongly rewarded.

Sector Weightings as of October 31, 2020	% of Net Assets
Information Technology	17.0%
Health Care	14.7
Financials	14.3
Industrials	13.0
Consumer Staples	11.5
Communication Services	8.0
Consumer Discretionary	7.1
Utilities	5.3
Materials	3.0
Real Estate	2.9
Investment Company	1.1
Energy	0.8
Cash and Other	1.3

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 SMARTBETA EQUITY FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Expenses Paid During Period* 5/1/20 - 10/31/20
Class A
Actual	$1,000.00	$1,107.10	$6.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.40	5.79
Class I
Actual	1,000.00	1,107.70	4.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.52
Class R
Actual	1,000.00	1,105.50	7.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.15	7.05
Class T**
Actual	1,000.00	1,107.70	4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.66	4.52

* Expenses are equal to the Portfolio’s A, I, R and T shares annualized expense ratio of 1.14%, 0.89%, 1.39% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

** Class T shares currently are not offered for sale.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (8.0%)
Diversified Telecommunication Services (3.0%)
AT&T, Inc.	12,937	$349,558
BCE, Inc.	2,000	80,372
Deutsche Telekom AG (Registered)	9,892	150,637
Elisa OYJ	600	29,526
Nippon Telegraph & Telephone Corp.	5,100	107,686
Orange SA	3,042	34,179
Singapore Telecommunications Ltd.	22,400	33,339
Spark New Zealand Ltd.	15,563	46,188
Swisscom AG (Registered)	201	102,149
Telenor ASA	4,334	66,896
Telia Co. AB	11,826	45,358
Verizon Communications, Inc.	8,000	455,920

		1,501,808

Entertainment (1.0%)
Activision Blizzard, Inc.	2,500	189,325
Netflix, Inc.*	200	95,148
Nintendo Co. Ltd.	200	109,212
Take-Two Interactive Software, Inc.*	300	46,476
Vivendi SA	2,850	82,393

		522,554

Interactive Media & Services (2.8%)
Alphabet, Inc., Class A*	500	808,055
Facebook, Inc., Class A*	2,300	605,153

		1,413,208

Media (0.7%)
Charter Communications, Inc., Class A*	100	60,382
Comcast Corp., Class A	5,500	232,320
Omnicom Group, Inc.	800	37,760
Quebecor, Inc., Class B	2,000	46,401

		376,863

Wireless Telecommunication Services (0.5%)
KDDI Corp.	5,000	133,903
Rogers Communications, Inc., Class B	2,700	109,678

		243,581

Total Communication Services		4,058,014

Consumer Discretionary (7.1%)
Automobiles (0.2%)
Toyota Motor Corp.	1,400	91,690

Distributors (0.1%)
Genuine Parts Co.	400	36,172

Hotels, Restaurants & Leisure (0.7%)
Compass Group plc	3,866	52,882
Domino’s Pizza, Inc.	100	37,832
McDonald’s Corp.	800	170,400
Restaurant Brands International, Inc.	500	25,981
Yum! Brands, Inc.	600	55,998

		343,093

Household Durables (0.7%)
DR Horton, Inc.	1,200	80,172
NVR, Inc.*	10	39,531
Panasonic Corp.	3,900	36,076
PulteGroup, Inc.	1,000	40,760
Sekisui Chemical Co. Ltd.	2,000	31,237
Sekisui House Ltd.	3,000	49,746
Sony Corp.	1,300	108,351

		385,873

Internet & Direct Marketing Retail (2.0%)
Amazon.com, Inc.*	220	667,953
Booking Holdings, Inc.*	100	162,250
eBay, Inc.	3,456	164,609

		994,812

Multiline Retail (0.3%)
Dollar General Corp.	200	41,742
Wesfarmers Ltd.	3,223	104,516

		146,258

Specialty Retail (2.5%)
AutoZone, Inc.*	100	112,898
Home Depot, Inc. (The)	1,600	426,736
Industria de Diseno Textil SA	2,000	49,490
Lowe’s Cos., Inc.	1,900	300,390
O’Reilly Automotive, Inc.*	200	87,320
Ross Stores, Inc.	500	42,585
TJX Cos., Inc. (The)	4,500	228,600

		1,248,019

Textiles, Apparel & Luxury Goods (0.6%)
Kering SA	60	36,300
LVMH Moet Hennessy Louis Vuitton SE	200	93,896
NIKE, Inc., Class B	1,700	204,136

		334,332

Total Consumer Discretionary		3,580,249

Consumer Staples (11.5%)
Beverages (2.7%)
Brown-Forman Corp., Class B	1,700	118,507
Carlsberg A/S, Class B	200	25,329
Coca-Cola Co. (The)	8,800	422,928
Diageo plc	5,204	168,336
Monster Beverage Corp.*	1,500	114,855
PepsiCo, Inc.	3,291	438,657
Pernod Ricard SA	200	32,274
Suntory Beverage & Food Ltd.	900	31,112

		1,351,998

Food & Staples Retailing (2.2%)
Alimentation Couche-Tard, Inc., Class B	2,700	83,150
Coles Group Ltd.	3,000	37,527
Costco Wholesale Corp.	1,168	417,700
George Weston Ltd.	500	35,063
Koninklijke Ahold Delhaize NV	2,219	60,977
Loblaw Cos. Ltd.	800	39,823
Metro, Inc.	1,800	83,968
Seven & i Holdings Co. Ltd.	2,400	73,300
Tesco plc	11,965	31,863
Walmart, Inc.	2,000	277,500

		1,140,871

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Number of Shares	Value (Note 1)
Food Products (2.1%)
Barry Callebaut AG (Registered)	17	$35,108
General Mills, Inc.	1,900	112,328
Hershey Co. (The)	400	54,984
Hormel Foods Corp.	600	29,214
Kellogg Co.	1,500	94,335
McCormick & Co., Inc. (Non-Voting)	600	108,306
Mondelez International, Inc., Class A	5,703	302,943
Nestle SA (Registered)	2,095	235,381
Nissin Foods Holdings Co. Ltd.	500	43,268
Orkla ASA	3,931	37,114

		1,052,981

Household Products (3.0%)
Church & Dwight Co., Inc.	1,500	132,585
Clorox Co. (The)	700	145,075
Colgate-Palmolive Co.	4,400	347,116
Essity AB, Class B	1,257	36,408
Kimberly-Clark Corp.	1,600	212,144
Lion Corp.	1,800	36,711
Procter & Gamble Co. (The)	3,800	520,980
Reckitt Benckiser Group plc	396	34,893
Unicharm Corp.	900	41,786

		1,507,698

Personal Products (1.5%)
Estee Lauder Cos., Inc. (The), Class A	800	175,728
Kao Corp.	1,200	85,317
L’Oreal SA	541	175,208
Unilever NV	4,042	228,308
Unilever plc	1,300	74,126

		738,687

Total Consumer Staples		5,792,235

Energy (0.8%)
Oil, Gas & Consumable Fuels (0.8%)
Enbridge, Inc.	3,100	85,417
Neste OYJ	1,200	62,679
TC Energy Corp.	2,900	114,146
TOTAL SE	3,916	118,588

Total Energy		380,830

Financials (14.3%)
Banks (3.4%)
Bank Hapoalim BM*	4,000	23,477
Bank Leumi Le-Israel BM	10,549	50,020
Bank of Montreal	1,600	95,270
Bank of Nova Scotia (The)	5,500	228,496
Canadian Imperial Bank of Commerce	900	67,134
Commonwealth Bank of Australia	1,286	62,693
DBS Group Holdings Ltd.	3,700	55,113
Hang Seng Bank Ltd.	1,400	21,538
JPMorgan Chase & Co.	300	29,412
Mitsubishi UFJ Financial Group, Inc.	7,900	31,141
Mizrahi Tefahot Bank Ltd.	1,800	35,205
Mizuho Financial Group, Inc.	3,460	42,657
National Bank of Canada	1,300	62,390
Royal Bank of Canada	5,100	356,613
Sumitomo Mitsui Financial Group, Inc.	2,300	63,700
Sumitomo Mitsui Trust Holdings, Inc.	1,300	34,787
Svenska Handelsbanken AB, Class A*	4,000	32,434
Toronto-Dominion Bank (The)	6,800	300,010
US Bancorp	1,800	70,110
Westpac Banking Corp.	3,771	48,056

		1,710,256

Capital Markets (4.1%)
Ameriprise Financial, Inc.	300	48,249
ASX Ltd.	1,022	57,411
Bank of New York Mellon Corp. (The)	4,100	140,876
BlackRock, Inc.	500	299,605
Deutsche Boerse AG	734	108,041
FactSet Research Systems, Inc.	100	30,650
Hong Kong Exchanges & Clearing Ltd.	1,500	71,946
Intercontinental Exchange, Inc.	2,800	264,320
Japan Exchange Group, Inc.	1,400	34,354
London Stock Exchange Group plc	364	39,051
MarketAxess Holdings, Inc.	100	53,885
Moody’s Corp.	700	184,030
MSCI, Inc.	400	139,936
Nasdaq, Inc.	600	72,594
Northern Trust Corp.	800	62,616
S&P Global, Inc.	900	290,457
T. Rowe Price Group, Inc.	900	113,994
TMX Group Ltd.	500	48,585

		2,060,600

Consumer Finance (0.3%)
American Express Co.	1,600	145,984

Diversified Financial Services (0.8%)
Berkshire Hathaway, Inc., Class B*	1,900	383,610
ORIX Corp.	2,600	30,340

		413,950

Insurance (5.7%)
Aflac, Inc.	2,900	98,455
Allianz SE (Registered)	1,109	195,211
Allstate Corp. (The)	1,500	133,125
American Financial Group, Inc.	400	29,976
Aon plc, Class A	1,200	220,812
Arthur J Gallagher & Co.	900	93,339
Assicurazioni Generali SpA	3,544	47,544
Brown & Brown, Inc.	900	39,159
Chubb Ltd.	1,900	246,829
Fidelity National Financial, Inc.	1,200	37,548
Gjensidige Forsikring ASA	1,820	34,605
Hannover Rueck SE	376	54,594
Hartford Financial Services Group, Inc. (The)	1,300	50,076
Intact Financial Corp.	900	92,966
Japan Post Insurance Co. Ltd.	2,600	41,222
Legal & General Group plc	21,533	51,768
Manulife Financial Corp.	7,000	94,888
Markel Corp.*	40	37,312
Marsh & McLennan Cos., Inc.	2,700	279,342
MetLife, Inc.	2,400	90,840
MS&AD Insurance Group Holdings, Inc.	1,200	33,082
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	660	154,458

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Number of Shares	Value (Note 1)
Power Corp. of Canada	3,400	$64,744
Progressive Corp. (The)	2,000	183,800
Sampo OYJ, Class A	1,600	60,401
Sompo Holdings, Inc.	900	33,669
Sun Life Financial, Inc.	2,400	95,492
Tokio Marine Holdings, Inc.	1,600	71,688
Travelers Cos., Inc. (The)	1,000	120,710
Zurich Insurance Group AG	280	92,716

		2,880,371

Total Financials		7,211,161

Health Care (14.7%)
Biotechnology (1.2%)
AbbVie, Inc.	700	59,570
Amgen, Inc.	1,006	218,242
CSL Ltd.	384	78,046
Gilead Sciences, Inc.	1,400	81,410
Regeneron Pharmaceuticals, Inc.*	200	108,712
Vertex Pharmaceuticals, Inc.*	400	83,344

		629,324

Health Care Equipment & Supplies (4.8%)
Abbott Laboratories	3,000	315,330
Coloplast A/S, Class B	400	58,404
Danaher Corp.	1,900	436,126
Edwards Lifesciences Corp.*	2,300	164,887
Hologic, Inc.*	600	41,292
Hoya Corp.	400	45,289
IDEXX Laboratories, Inc.*	300	127,446
Intuitive Surgical, Inc.*	200	133,416
Koninklijke Philips NV*	1,392	64,668
Medtronic plc	3,500	351,995
ResMed, Inc.	600	115,164
Smith & Nephew plc	1,574	27,365
STERIS plc	500	88,595
Stryker Corp.	1,500	303,015
Terumo Corp.	900	33,165
West Pharmaceutical Services, Inc.	400	108,828

		2,414,985

Health Care Providers & Services (1.7%)
AmerisourceBergen Corp.	400	38,428
Anthem, Inc.	500	136,400
Cigna Corp.	700	116,879
HCA Healthcare, Inc.	300	37,182
Humana, Inc.	300	119,784
McKesson Corp.	300	44,247
Sonic Healthcare Ltd.	1,627	39,928
UnitedHealth Group, Inc.	1,100	335,654

		868,502

Health Care Technology (0.2%)
Cerner Corp.	1,000	70,090
Veeva Systems, Inc., Class A*	100	27,005

		97,095

Life Sciences Tools & Services (1.5%)
Agilent Technologies, Inc.	1,400	142,926
Mettler-Toledo International, Inc.*	100	99,791
Thermo Fisher Scientific, Inc.	900	425,808
Waters Corp.*	300	66,846

		735,371

Pharmaceuticals (5.3%)
Astellas Pharma, Inc.	3,000	41,288
AstraZeneca plc	884	88,981
Chugai Pharmaceutical Co. Ltd.	1,200	46,303
Eli Lilly and Co.	2,000	260,920
GlaxoSmithKline plc	6,099	101,757
Johnson & Johnson	3,700	507,307
Merck & Co., Inc.	5,300	398,613
Merck KGaA	497	73,600
Novartis AG (Registered)	1,839	143,527
Novo Nordisk A/S, Class B	1,886	120,613
Ono Pharmaceutical Co. Ltd.	1,200	34,116
Otsuka Holdings Co. Ltd.	1,200	44,478
Pfizer, Inc.	5,100	180,948
Roche Holding AG	667	214,118
Sanofi	800	72,319
Shionogi & Co. Ltd.	700	33,047
UCB SA	309	30,405
Zoetis, Inc.	1,800	285,390

		2,677,730

Total Health Care		7,423,007

Industrials (13.0%)
Aerospace & Defense (1.1%)
BAE Systems plc	6,741	34,678
General Dynamics Corp.	500	65,665
L3Harris Technologies, Inc.	300	48,333
Lockheed Martin Corp.	800	280,104
Northrop Grumman Corp.	300	86,946
Teledyne Technologies, Inc.*	100	30,915

		546,641

Air Freight & Logistics (0.9%)
CH Robinson Worldwide, Inc.	500	44,215
Deutsche Post AG (Registered)	1,754	77,736
Expeditors International of Washington, Inc.	1,300	114,881
SG Holdings Co. Ltd.	1,600	38,585
United Parcel Service, Inc., Class B	1,200	188,532

		463,949

Building Products (0.9%)
Assa Abloy AB, Class B	1,200	25,769
Daikin Industries Ltd.	600	112,332
Geberit AG (Registered)	140	79,622
Lennox International, Inc.	100	27,166
Masco Corp.	800	42,880
Trane Technologies plc	1,100	146,025

		433,794

Commercial Services & Supplies (1.0%)
Cintas Corp.	200	62,910
Copart, Inc.*	300	33,108
Republic Services, Inc.	400	35,268
Secom Co. Ltd.	1,200	101,386
Waste Connections, Inc.	800	79,456
Waste Management, Inc.	1,800	194,238

		506,366

Construction & Engineering (0.4%)
Bouygues SA	1,098	36,049
Kajima Corp.	2,000	21,306

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Number of Shares	Value (Note 1)
Obayashi Corp.	5,300	$44,197
Shimizu Corp.	3,000	20,760
Taisei Corp.	800	24,846
Vinci SA	500	39,566
WSP Global, Inc.	400	25,301

		212,025

Electrical Equipment (1.0%)
AMETEK, Inc.	500	49,100
Eaton Corp. plc	800	83,032
Emerson Electric Co.	1,800	116,622
Legrand SA	300	22,209
Mitsubishi Electric Corp.	4,500	57,804
Rockwell Automation, Inc.	400	94,848
Schneider Electric SE	637	77,416

		501,031

Industrial Conglomerates (1.2%)
3M Co.	1,400	223,944
Honeywell International, Inc.	1,200	197,940
Roper Technologies, Inc.	400	148,536
Siemens AG (Registered)	498	58,377

		628,797

Machinery (2.2%)
Alfa Laval AB*	1,547	31,402
Atlas Copco AB, Class A	2,428	107,235
Caterpillar, Inc.	1,000	157,050
Cummins, Inc.	500	109,945
Deere & Co.	700	158,137
Dover Corp.	400	44,284
IDEX Corp.	200	34,078
Illinois Tool Works, Inc.	900	176,292
Kone OYJ, Class B	1,194	95,064
PACCAR, Inc.	400	34,152
Parker-Hannifin Corp.	200	41,672
Sandvik AB*	2,000	35,634
Volvo AB, Class B*	2,258	43,964
Xylem, Inc.	500	43,570

		1,112,479

Marine (0.1%)
Kuehne + Nagel International AG (Registered)	180	35,955

Professional Services (1.6%)
CoStar Group, Inc.*	100	82,361
Experian plc	2,134	77,898
IHS Markit Ltd.	1,800	145,566
Recruit Holdings Co. Ltd.	1,900	72,573
Teleperformance	144	43,326
Thomson Reuters Corp.	1,600	124,392
Verisk Analytics, Inc.	800	142,376
Wolters Kluwer NV	1,635	132,529

		821,021

Road & Rail (1.9%)
Canadian National Railway Co.	3,200	317,887
Canadian Pacific Railway Ltd.	500	149,418
CSX Corp.	1,400	110,516
Hankyu Hanshin Holdings, Inc.	1,000	30,605
Nagoya Railroad Co. Ltd.	1,200	31,983
Norfolk Southern Corp.	500	104,560
Old Dominion Freight Line, Inc.	200	38,074
Union Pacific Corp.	1,100	194,909

		977,952

Trading Companies & Distributors (0.6%)
Brenntag AG	400	25,570
Fastenal Co.	1,900	82,137
Ferguson plc	473	47,463
Mitsui & Co. Ltd.	1,900	29,805
Toyota Tsusho Corp.	2,200	61,602
WW Grainger, Inc.	200	70,004

		316,581

Transportation Infrastructure (0.1%)
Kamigumi Co. Ltd.	1,400	25,082

Total Industrials		6,581,673

Information Technology (17.0%)
Communications Equipment (0.6%)
Cisco Systems, Inc.	6,894	247,495
Motorola Solutions, Inc.	400	63,224

		310,719

Electronic Equipment, Instruments & Components (0.8%)
Amphenol Corp., Class A	600	67,704
CDW Corp.	500	61,300
Corning, Inc.	1,400	44,758
Hexagon AB, Class B	646	47,177
Keyence Corp.	200	90,695
Kyocera Corp.	400	22,035
Trimble, Inc.*	900	43,317
Zebra Technologies Corp., Class A*	100	28,364

		405,350

IT Services (4.5%)
Accenture plc, Class A	1,400	303,674
Automatic Data Processing, Inc.	2,000	315,920
Booz Allen Hamilton Holding Corp.	500	39,250
Broadridge Financial Solutions, Inc.	500	68,800
CGI, Inc.*	1,100	68,256
Cognizant Technology Solutions Corp., Class A	1,400	99,988
EPAM Systems, Inc.*	100	30,895
International Business Machines Corp.	600	66,996
Jack Henry & Associates, Inc.	300	44,475
Mastercard, Inc., Class A	1,100	317,504
Nomura Research Institute Ltd.	1,700	50,028
Paychex, Inc.	1,100	90,475
PayPal Holdings, Inc.*	1,207	224,659
VeriSign, Inc.*	400	76,280
Visa, Inc., Class A	2,700	490,617

		2,287,817

Semiconductors & Semiconductor Equipment (1.9%)
Applied Materials, Inc.	2,500	148,075
ASML Holding NV	390	141,786
Intel Corp.	3,300	146,124
KLA Corp.	300	59,154
Maxim Integrated Products, Inc.	900	62,685
Texas Instruments, Inc.	2,267	327,786
Xilinx, Inc.	400	47,476

		933,086

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Number of Shares	Value (Note 1)
Software (6.1%)
Adobe, Inc.*	900	$402,390
Cadence Design Systems, Inc.*	800	87,496
Check Point Software Technologies Ltd.*	300	34,068
Citrix Systems, Inc.	400	45,308
Constellation Software, Inc.	100	104,976
Fair Isaac Corp.*	100	39,145
Intuit, Inc.	800	251,744
Microsoft Corp.	6,810	1,378,821
Nice Ltd.*	171	38,982
Open Text Corp.	800	29,393
Oracle Corp.	6,600	370,326
SAP SE	1,340	142,808
Synopsys, Inc.*	600	128,316

		3,053,773

Technology Hardware, Storage & Peripherals (3.1%)
Apple, Inc.	12,504	1,361,185
Canon, Inc.	2,800	48,729
FUJIFILM Holdings Corp.	1,600	81,562
HP, Inc.	2,000	35,920
Seagate Technology plc	700	33,474

		1,560,870

Total Information Technology		8,551,615

Materials (3.0%)
Chemicals (2.3%)
Air Liquide SA	287	42,009
Air Products and Chemicals, Inc.	500	138,120
Chr Hansen Holding A/S	200	20,149
Corteva, Inc.	1,600	52,768
FMC Corp.	400	41,096
Givaudan SA (Registered)	41	166,880
Koninklijke DSM NV	317	50,760
Linde plc	1,000	220,340
Novozymes A/S, Class B	400	24,066
PPG Industries, Inc.	500	64,860
Sherwin-Williams Co. (The)	300	206,394
Shin-Etsu Chemical Co. Ltd.	300	40,143
Symrise AG	634	78,376
Toray Industries, Inc.	5,400	24,496

		1,170,457

Construction Materials (0.1%)
Vulcan Materials Co.	300	43,452

Containers & Packaging (0.2%)
Ball Corp.	800	71,200

Metals & Mining (0.4%)
BHP Group Ltd.	2,538	61,028
BHP Group plc	1,834	35,594
Franco-Nevada Corp.	300	40,890
Newcrest Mining Ltd.	2,719	56,139
Rio Tinto Ltd.	411	26,802

		220,453

Total Materials		1,505,562

Real Estate (2.9%)
Equity Real Estate Investment Trusts (REITs) (2.5%)
Alexandria Real Estate Equities, Inc. (REIT)	900	136,368
American Tower Corp. (REIT)	900	206,685
Ascendas REIT (REIT)	12,000	25,349
CapitaLand Mall Trust (REIT)	36,928	46,935
Daiwa House REIT Investment Corp. (REIT)	23	53,263
Dexus (REIT)	8,671	52,646
Duke Realty Corp. (REIT)	1,000	37,990
Equinix, Inc. (REIT)	100	73,124
Equity LifeStyle Properties, Inc. (REIT)	1,000	59,190
Equity Residential (REIT)	1,400	65,772
Essex Property Trust, Inc. (REIT)	100	20,459
GLP J-REIT (REIT)	24	36,855
Goodman Group (REIT)	7,429	96,365
Japan Real Estate Investment Corp. (REIT)	17	83,300
Mid-America Apartment Communities, Inc. (REIT)	300	34,989
Nippon Building Fund, Inc. (REIT)	7	35,351
Nippon Prologis REIT, Inc. (REIT)	12	39,522
Nomura Real Estate Master Fund, Inc. (REIT)	28	33,406
Public Storage (REIT)	400	91,628
Segro plc (REIT)	3,499	40,902

		1,270,099

Real Estate Management & Development (0.4%)
CapitaLand Ltd.	18,100	34,121
CK Asset Holdings Ltd.	7,000	32,433
Daiwa House Industry Co. Ltd.	1,000	26,343
Mitsubishi Estate Co. Ltd.	4,400	65,742
Swiss Prime Site AG (Registered)	583	48,996

		207,635

Total Real Estate		1,477,734

Utilities (5.3%)
Electric Utilities (2.1%)
Enel SpA	9,207	73,328
Eversource Energy	3,000	261,810
Fortis, Inc.	900	35,553
Iberdrola SA	21,511	253,762
Orsted A/S(m)	780	123,914
Power Assets Holdings Ltd.	6,500	33,423
PPL Corp.	1,200	33,000
Red Electrica Corp. SA	5,446	95,958
SSE plc	2,023	32,900
Terna Rete Elettrica Nazionale SpA	19,912	134,662

		1,078,310

Gas Utilities (0.8%)
APA Group	5,011	37,109
Atmos Energy Corp.	1,600	146,672
Hong Kong & China Gas Co. Ltd.	26,000	37,434
Naturgy Energy Group SA	2,062	38,178
Osaka Gas Co. Ltd.	1,900	35,855
Snam SpA	16,066	78,447
Tokyo Gas Co. Ltd.	2,000	45,160

		418,855

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

	Number of Shares	Value (Note 1)
Independent Power and Renewable Electricity Producers (0.1%)
Meridian Energy Ltd.	15,598	$54,646

Multi-Utilities (1.9%)
Algonquin Power & Utilities Corp.	2,100	31,840
CMS Energy Corp.	1,200	75,996
Consolidated Edison, Inc.	2,600	204,074
E.ON SE	6,562	68,434
National Grid plc	11,977	142,554
NiSource, Inc.	1,600	36,752
Public Service Enterprise Group, Inc.	1,300	75,595
Sempra Energy	1,800	225,648
WEC Energy Group, Inc.	700	70,385

		931,278

Water Utilities (0.4%)
American Water Works Co., Inc.	1,000	150,510
Severn Trent plc	1,200	37,789

		188,299

Total Utilities		2,671,388

Total Common Stocks (97.6%) (Cost $45,368,497)		49,233,468

SHORT-TERM INVESTMENT:
Investment Company (1.1%)
JPMorgan Prime Money Market Fund, IM Shares	549,358	549,687

Total Short-Term Investment (1.1%) (Cost $549,687)		549,687

Total Investments in Securities (98.7%) (Cost $45,918,184)		49,783,155
Other Assets Less Liabilities (1.3%)		646,159

Net Assets (100%)		$50,429,314

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2020, the market value of these securities amounted to $123,914 or 0.2% of net assets.

Country Diversification As a Percentage of Total Net Assets
Australia	1.6%
Belgium	0.0 #
Canada	6.2
Denmark	0.7
Finland	0.5
France	1.8
Germany	2.3
Hong Kong	0.4
Israel	0.4
Italy	0.7
Japan	6.3
Netherlands	0.9
New Zealand	0.2
Norway	0.3
Singapore	0.4
Spain	0.9
Sweden	0.8
Switzerland	2.3
United Kingdom	2.9
United States	69.1
Cash and Other	1.3

100.0%

#	Percent shown is less than 0.05%.

The following is a summary of the inputs used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$3,116,548	$941,466	$—	$4,058,014
Consumer Discretionary	2,926,065	654,184	—	3,580,249
Consumer Staples	4,267,889	1,524,346	—	5,792,235
Energy	199,563	181,267	—	380,830
Financials	5,498,239	1,712,922	—	7,211,161

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Health Care	$6,031,590	$1,391,417	$—	$7,423,007
Industrials	4,781,345	1,800,328	—	6,581,673
Information Technology	7,887,813	663,802	—	8,551,615
Materials	879,120	626,442	—	1,505,562
Real Estate	726,205	751,529	—	1,477,734
Utilities	1,347,835	1,323,553	—	2,671,388
Short-Term Investment
Investment Company	549,687	—	—	549,687

Total Assets	$38,211,899	$11,571,256	$—	$49,783,155

Total Liabilities	$—	$—	$—	$—

Total	$38,211,899	$11,571,256	$—	$49,783,155

The Fund held no derivatives contracts during the year ended October 31, 2020.

Investment security transactions for the year ended October 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$37,733,118
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$14,563,655

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,380,647
Aggregate gross unrealized depreciation	(1,637,267)

Net unrealized appreciation	$3,743,380

Federal income tax cost of investments in securities and derivative instruments, if applicable	$46,039,775

See Notes to Financial Statements.

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1290 SMARTBETA EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

ASSETS
Investments in Securities, at value (Cost $45,918,184)	$49,783,155
Cash	383,269
Foreign cash (Cost $59,459)	59,198
Receivable for Fund shares sold	767,196
Dividends, interest and other receivables	103,582
Prepaid registration and filing fees	24,451
Other assets	2,066

Total assets	51,122,917

LIABILITIES
Payable for securities purchased	604,432
Payable for Fund shares redeemed	8,550
Transfer agent fees payable	7,804
Administrative fees payable	6,468
Investment advisory fees payable	920
Trustees’ fees payable	759
Distribution fees payable – Class A	722
Distribution fees payable – Class R	86
Accrued expenses	63,862

Total liabilities	693,603

NET ASSETS	$50,429,314

Net assets were comprised of:
Paid in capital	$45,951,352
Total distributable earnings (loss)	4,477,962

Net assets	$50,429,314

Class A
Net asset value and redemption price per share, $3,278,019 / 245,751 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.34
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share	$14.12

Class I
Net asset value, offering and redemption price per share, $46,777,477 / 3,497,940 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.37

Class R
Net asset value, offering and redemption price per share, $235,697 / 17,715 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.30

Class T**
Net asset value and redemption price per share, $138,121 / 10,332 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.37
Maximum sales charge (2.50% of offering price)	0.34

Maximum offering price per share	$13.71

**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends (net of $41,788 foreign withholding tax)	$765,613
Interest	1,226

Total income	766,839

EXPENSES
Investment advisory fees	248,236
Professional fees	72,228
Transfer agent fees	65,800
Administrative fees	53,194
Printing and mailing expenses	38,178
Registration and filing fees	33,096
Custodian fees	22,200
Distribution fees – Class A	7,038
Trustees’ fees	3,023
Distribution fees – Class R	763
Distribution fees – Class T**	339
Miscellaneous	24,011

Gross expenses	568,106
Less:
Waiver from investment adviser	(243,147)
Waiver from distributor	(339)

Net expenses	324,620

NET INVESTMENT INCOME (LOSS)	442,219

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	251,257
Foreign currency transactions	2,834

Net realized gain (loss)	254,091

Change in unrealized appreciation (depreciation) on:
Investments in securities	(238,249)
Foreign currency translations	1,425

Net change in unrealized appreciation (depreciation)	(236,824)

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$459,486

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$442,219	$309,845
Net realized gain (loss)	254,091	297,173
Net change in unrealized appreciation (depreciation)	(236,824)	2,511,264

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	459,486	3,118,282

Distributions to shareholders:
Class A	(44,168)	(49,479)
Class I	(572,775)	(823,783)
Class R	(2,785)	(6,108)
Class T**	(3,196)	(6,200)

Total distributions to shareholders	(622,924)	(885,570)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [145,209 and 94,431 shares, respectively]	1,889,452	1,199,186
Capital shares issued in reinvestment of dividends [3,024 and 3,763 shares, respectively]	40,643	43,270
Capital shares repurchased [(53,461) and (40,087) shares, respectively]	(718,635)	(494,261)

Total Class A transactions	1,211,460	748,195

Class I
Capital shares sold [2,083,058 and 503,495 shares, respectively]	27,872,805	6,334,750
Capital shares issued in reinvestment of dividends [20,252 and 21,002 shares, respectively]	272,391	241,529
Capital shares repurchased [(397,169) and (81,503) shares, respectively]	(5,112,229)	(1,019,728)

Total Class I transactions	23,032,967	5,556,551

Class R
Capital shares sold [6,415 and 127 shares, respectively]	86,997	1,616
Capital shares issued in reinvestment of dividends [10 and 25 shares, respectively]	132	283
Capital shares repurchased [(23) and (143) shares, respectively]	(302)	(1,887)

Total Class R transactions	86,827	12

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	24,331,254	6,304,758

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,167,816	8,537,470
NET ASSETS:
Beginning of year	26,261,498	17,724,028

End of year	$50,429,314	$26,261,498

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.34	$12.09	$12.23	$10.25	$10.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.15	0.15	0.13	0.12	##
Net realized and unrealized gain (loss)	0.14	1.67	0.06	1.96	0.04

Total from investment operations	0.28	1.82	0.21	2.09	0.16

Less distributions:
Dividends from net investment income	(0.13)	(0.14)	(0.15)	(0.11)	(0.15)
Distributions from net realized gains	(0.15)	(0.43)	(0.20)	—	—

Total dividends and distributions	(0.28)	(0.57)	(0.35)	(0.11)	(0.15)

Net asset value, end of year	$13.34	$13.34	$12.09	$12.23	$10.25

Total return	2.07%	15.81%	1.64%	20.58%	1.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,278	$2,014	$1,123	$685	$269
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.14%	1.15%	1.15%	1.20%	1.35%
Before waivers and reimbursements (f)	1.83%	2.26%	2.42%	2.77%	2.76%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.04%	1.19%	1.21%	1.17%	1.23	%(aa)
Before waivers and reimbursements (f)	0.35%	0.08%	(0.06)%	(0.41)%	(0.18	)%(aa)
Portfolio turnover rate ^	42%	31%	49%	41%	27%

Class I	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.37	$12.11	$12.25	$10.27	$10.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.19	0.18	0.17	0.15	##
Net realized and unrealized gain (loss).	0.14	1.67	0.06	1.95	0.03

Total from investment operations	0.31	1.86	0.24	2.12	0.18

Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.18)	(0.14)	(0.17)
Distributions from net realized gains	(0.15)	(0.43)	(0.20)	—	—

Total dividends and distributions	(0.31)	(0.60)	(0.38)	(0.14)	(0.17)

Net asset value, end of year	$13.37	$13.37	$12.11	$12.25	$10.27

Total return	2.30%	16.16%	1.86%	20.85%	1.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$46,777	$23,959	$16,340	$14,158	$10,838
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.89%	0.90%	0.90%	0.96%	1.10%
Before waivers and reimbursements (f)	1.58%	2.02%	2.16%	2.49%	2.51%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.27%	1.49%	1.47%	1.48%	1.44	%(aa)
Before waivers and reimbursements (f)	0.58%	0.37%	0.21%	(0.05)%	0.04	%(aa)
Portfolio turnover rate ^	42%	31%	49%	41%	27%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.31	$12.06	$12.20	$10.23	$10.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.12	0.12	0.11	0.10	##
Net realized and unrealized gain (loss)	0.14	1.67	0.06	1.94	0.03

Total from investment operations	0.24	1.79	0.18	2.05	0.13

Less distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.12)	(0.08)	(0.12)
Distributions from net realized gains	(0.15)	(0.43)	(0.20)	—	—

Total dividends and distributions	(0.25)	(0.54)	(0.32)	(0.08)	(0.12)

Net asset value, end of year	$13.30	$13.31	$12.06	$12.20	$10.23

Total return	1.75%	15.55%	1.39%	20.21%	1.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$236	$151	$136	$137	$115
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.39%	1.40%	1.40%	1.46%	1.60%
Before waivers and reimbursements (f)	2.09%	2.52%	2.66%	2.98%	3.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.77%	1.00%	0.98%	0.98%	0.98	%(aa)
Before waivers and reimbursements (f)	0.07%	(0.12)%	(0.29)%	(0.54)%	(0.43	)%(aa)
Portfolio turnover rate ^	42%	31%	49%	41%	27%

Class T**	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.37	$12.11	$12.25	$10.27	$10.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.19	0.18	0.17	0.15	##
Net realized and unrealized gain (loss)	0.14	1.67	0.06	1.95	0.03

Total from investment operations	0.31	1.86	0.24	2.12	0.18

Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.18)	(0.14)	(0.17)
Distributions from net realized gains	(0.15)	(0.43)	(0.20)	—	—

Total dividends and distributions	(0.31)	(0.60)	(0.38)	(0.14)	(0.17)

Net asset value, end of year	$13.37	$13.37	$12.11	$12.25	$10.27

Total return	2.30%	16.16%	1.86%	20.85%	1.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$138	$138	$125	$127	$106
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.90%	0.96%	1.10%
Before waivers and reimbursements (f)	1.84%	2.27%	2.41%	2.96%	3.51%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.28%	1.50%	1.47%	1.48%	1.48	%(aa)
Before waivers and reimbursements (f)	0.33%	0.13%	(0.04)%	(0.52)%	(0.93	)%(aa)
Portfolio turnover rate ^	42%	31%	49%	41%	27%
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.08, $0.11, $0.06 and $0.11 for Class A, Class I, Class R and Class T, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.37% lower.

See Notes to Financial Statements.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

Note 1	Organization and Significant Accounting Policies

1290 Funds (the “Trust”) was organized as a Delaware statutory trust on March 1, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with fifteen diversified funds in operation (each, a “Fund” and collectively, the “Funds”). The investment adviser to each Fund is Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) (formerly, AXA Equitable Funds Management Group, LLC), a wholly-owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”) (formerly, AXA Equitable Financial Life Insurance Company).

Each of the investment sub-advisers (each a “Sub-Adviser”) independently chooses and maintains a portfolio of securities for their respective Fund.

The 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and the 1290 Retirement 2060 Fund (each, a “1290 Retirement Fund” and together, the “1290 Retirement Funds”) as well as 1290 Multi-Alternative Strategies Fund are types of mutual funds often described as “fund-of-funds.” These Funds pursue their investment objectives by investing exclusively in other unaffiliated investment companies or exchange-traded funds (“ETFs”). The underlying funds’ financial statements are included in each underlying fund’s annual report, which is filed with the SEC on Form N-CSR and are publicly available through the SEC’s EDGAR database (https://www.sec.gov/edgar/searchedgar/companysearch.html).

The Trust has authorized four classes of shares, Class A, Class I, Class R and Class T on behalf of each of the fifteen Funds. Class T shares are currently not offered for sale. Additionally, 1290 Retirement Funds currently only offer Class I shares for sale.

The Class A, Class R and Class T shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple-class distribution system, all four classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan.

Additionally, Class A shares are sold at a maximum front-end sales charge of up to 4.50% for 1290 Diversified Bond Fund and 1290 High Yield Bond Fund, and up to 5.50% for 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/ Mid Cap Value Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and each 1290 Retirement Fund. Class A shares sold without a front-end sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% of the lesser of the original net asset value (“NAV”) of the redeemed shares at the time of purchase or the aggregate NAV of the redeemed shares at the time of redemption, if redeemed within 12 months of purchase. Class T shares are subject to a maximum front-end sales charge of up to 2.50%.

On September 10, 2019, EIM redeemed capital out of the 1290 Retirement 2025 Fund in the amount of $2,905,000 for Class I shares.

The investment objectives of each Fund are as follows:

1290 Diversified Bond Fund (sub-advised by Brandywine Global Investment Management, LLC) — Seeks to maximize total return consisting of income and capital appreciation.

1290 DoubleLine Dynamic Allocation Fund (sub-advised by DoubleLine Capital LP) — Seeks to achieve total return from long-term capital appreciation and income.

1290 GAMCO Small/Mid Cap Value Fund (sub-advised by GAMCO Asset Management Inc.) — Seeks to maximize capital appreciation.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2020

1290 High Yield Bond Fund (sub-advised by AXA Investment Managers, Inc.) — Seeks to maximize current income.

1290 Multi-Alternative Strategies Fund — Seeks long-term growth of capital.

1290 Retirement 2020 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2025 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2030 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2035 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2040 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2045 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2050 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2055 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2060 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 SmartBeta Equity Fund (sub-advised by AXA Rosenberg Investment Management LLC) — Seeks to achieve long-term capital appreciation.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. (“ASU”) 2017-08, “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Funds adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of November 1, 2019.

As a result of the adoption of ASU 2017-08, as of November 1, 2019, for each Fund with in-scope securities, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased as listed below. There is no impact on net assets or overall results from operations.

Funds:	Amounts
1290 Diversified Bond	$10,545
1290 DoubleLine Dynamic Allocation	3,579
1290 High Yield Bond	101,580

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2020

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate and municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such bonds and notes are generally valued at a bid price estimated by a broker.

Mortgage-backed and asset-backed securities are generally valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes may be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are generally valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Fund are generally valued at the NAV of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward foreign currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swaps are marked-to-market daily based

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2020

upon values from third party vendors, which may include a clearing counterparty, registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Trust’s Valuation Committee (as discussed below).

If market quotations are not readily available for a security or other financial instrument, such security and instrument shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the asset in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Funds. The Board has delegated the responsibility of calculating the NAVs of each of the Funds and classes pursuant to these Pricing Procedures to the Trust’s administrator, EIM (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub- administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”), which assists in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from EIM.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Fund’s assets and liabilities carried at fair value as of October 31, 2020, is included in the Portfolio of Investments for each Fund. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Fund, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee may receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee may perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2020

actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Fund’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Fund securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Fund when the Adviser deems that the particular event or circumstance would materially affect such Fund’s NAV.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Allocation of Expenses and Income:

Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of the Trust not attributable to a single Fund or class are charged to each Fund or class in proportion to the average net assets of each Fund or other appropriate allocation methods.

All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class-specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) Market value of investment securities, other assets and liabilities — at the valuation date.

(ii) Purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2020

transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

Taxes:

Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no Federal, State and local income tax provisions are required.

The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties. Each of the tax years in the four year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Funds (1290 Diversified Bond Fund and 1290 High Yield Bond Fund declare and distribute monthly). Dividends to shareholders of a Fund to which such gains are attributable from net realized short-term and long-term capital gains are declared and distributed at least annually. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. The tax character of distributions for the years ended October 31, 2020 and October 31, 2019 and the tax composition of undistributed ordinary income and undistributed long term gains at October 31, 2020 are presented in the following table. For the Funds, the cumulative timing differences related to the tax composition of undistributed ordinary income and long term gains are primarily due to foreign currency forwards mark-to-market (1290 Diversified Bond), capital loss carryover (1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 Multi-Alternative Strategies), wash sale loss deferrals (1290 DoubleLine Dynamic Allocation, 1290 GAMCO Small/Mid Cap Value, 1290 Retirement 2020, 1290 Retirement 2025, 1290 Retirement 2035 and 1290 Retirement 2050), partnership basis adjustments (1290 Multi-Alternative Strategies) and deferral of losses on offsetting positions (1290 Diversified Bond).

	Year Ended October 31, 2020		As of October 31, 2020		Year Ended October 31, 2019
Funds:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
1290 Diversified Bond	$3,422,102	$1,135,916	$2,641,710	$1,259,904	$2,216,565	$—
1290 DoubleLine Dynamic Allocation	2,459,180	932,015	3,317,519	1,964,856	1,100,643	1,627,303
1290 GAMCO Small/Mid Cap Value	1,124,418	682,834	357,131	—	1,094,928	212,987
1290 High Yield Bond	2,116,287	—	—	—	1,894,976	—
1290 Multi-Alternative Strategies	394,171	—	51,956	—	203,361	21,640
1290 Retirement 2020	230,001	147,437	140,458	280,161	120,395	22,023

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2020

	Year Ended October 31, 2020		As of October 31, 2020		Year Ended October 31, 2019
Funds:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
1290 Retirement 2025	$376,997	$347,700	$236,450	$407,223	$161,829	$14,712
1290 Retirement 2030	117,233	18,945	75,802	291,111	84,195	4,009
1290 Retirement 2035	160,866	64,748	118,955	314,610	105,840	1,252
1290 Retirement 2040	73,000	5,113	52,828	87,213	65,663	2,736
1290 Retirement 2045	105,828	853	84,181	176,846	73,894	1,428
1290 Retirement 2050	71,246	4,801	53,465	50,021	67,767	2,824
1290 Retirement 2055	65,440	3,067	45,832	42,640	66,386	2,655
1290 Retirement 2060	64,568	4,754	47,825	53,283	62,501	2,604
1290 SmartBeta Equity	324,944	297,980	382,281	350,953	248,559	637,011

Ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended October 31, 2020, the Fund elected to defer late year losses, in the amount listed below:

Fund:	Deferred Late Year Losses
1290 Multi-Alternative Strategies	$37,322

The following Fund elected to defer late year losses during the year ended October 31, 2019:

Fund:	Deferred Late Year Losses
1290 Multi-Alternative Strategies	$1,381

The following Fund had a Return of Capital during the year ended October 31, 2019:

Fund:	Return of Capital
1290 High Yield Bond	$37,045

Permanent book and tax differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at October 31, 2020 as follows:

Funds:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
1290 Diversified Bond	$(1,364,126)	$1,353,581	$10,545
1290 DoubleLine Dynamic Allocation	83,016	(86,595)	3,579
1290 GAMCO Small/Mid Cap Value	(40,016)	40,016	—
1290 High Yield Bond	(7,541)	(78,180)	85,721
1290 Multi-Alternative Strategies	(3,986)	6,102	(2,116)
1290 Retirement 2020	195	—	(195)
1290 Retirement 2025	373	—	(373)
1290 Retirement 2030	243	—	(243)
1290 Retirement 2035	321	—	(321)
1290 Retirement 2040	178	—	(178)
1290 Retirement 2045	282	—	(282)
1290 Retirement 2050	185	—	(185)
1290 Retirement 2055	182	—	(182)
1290 Retirement 2060	230	—	(230)
1290 SmartBeta Equity	4,916	(4,916)	—

(a)	These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2020

The significant permanent book and tax differences related to the adjustments above are reclassification of foreign currency gains and losses (1290 Diversified Bond), distribution redesignation (1290 Diversified Bond) and netting of ordinary loss to reduce short term capital gains (1290 Diversified Bond).

Net capital losses recognized by the Funds may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. A portion of 1290 High Yield Bond Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations. The following Funds utilized net capital loss carry forwards during the year and/or have capital losses incurred that will be carried forward:

	Utilized		Losses Carried Forward
Funds:	Short Term	Long Term	Short Term	Long Term
1290 GAMCO Small/Mid Cap Value	$—	$—	$286,020	3,692,862
1290 High Yield Bond	—	—	761,275	2,527,448
1290 Multi-Alternative Strategies	—	34,900	145,235	62,748

Accounting for Derivative Instruments:

Following is a description of how and why the Funds use derivative instruments, the type of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments because the Funds account for their derivatives at fair value and record any changes in fair value in current period earnings in the Statements of Operations. All open derivative positions at year end are reflected on each respective Fund’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Fund’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian as collateral for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Funds may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. Certain Funds purchase and sell exchange traded options on foreign currencies. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Funds may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its Fund without actually selling the security. In addition, the Funds will continue to receive interest or dividend income on the security. The Funds may also purchase call

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2020

options on securities to protect against substantial increases in prices of securities that Funds intend to purchase pending their ability to invest in an orderly manner in those securities. The Funds may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts and Foreign Currency Contracts:

The futures contracts used by the Funds are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Funds are rights to buy, or sell a futures contract for a set price in the future. Certain Funds buy or sell futures contracts for the purpose of protecting their Fund securities against future changes in interest rates and indices which might adversely affect the value of the Funds’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Fund’s basis in the contract. The Funds enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Fund’s credit risk is limited to failure of the exchange or board of trade.

During the year ended October 31, 2020, certain Funds held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Fund, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Fund reflects realized gains or losses, if any, in forward currency transactions and change in unrealized gains or losses in forward foreign currency transactions. Further information on the impact of these positions on the Funds’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Fund.

The Funds may be exposed to foreign currency risks associated with Fund investments. Certain Funds may purchase foreign currency on a spot (or cash) basis. In addition, certain Funds enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking-to-market”. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations of the Funds. The Funds may engage in these forward contracts to protect against uncertainty in the level of future rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Funds also buy forward foreign currency contracts to gain exposure to currencies.

Swap Agreements:

Changes in Swap market value, if any, are reflected as a component of net changes in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. There is potential for swaps to be illiquid. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions

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(credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations.

Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” is intended to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Fund. Such segregation or

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“earmarking” will not limit the Fund’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s senior security and borrowing restrictions.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium they have paid should they decide to let the option expire, whereas the seller of a swaption is subject to the risk that they will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Forward Settling Transactions:

Certain Funds make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward settling transactions”). Funds may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward settling transactions may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in the value of the Funds’ other assets. Where such purchases or sales are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Funds may enter into to-be-announced purchase or sale commitments (“TBA transactions”), pursuant to which it agrees to purchase or sell, respectively, mortgage backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by a Fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry accepted “good delivery” standards. Funds may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, a Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, a Fund maintains an entitlement to the security to be sold.

Master netting arrangements and collateral:

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Sub-Advisers on behalf of the Funds with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline

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in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Portfolio of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA transactions, delayed-delivery or sale buybacks by and between the Sub-Advisers on behalf of the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged and/or received, and the net exposure by counterparty as of period end is disclosed in the Portfolio of Investments.

ISDA Master Agreements and Master Forward Agreements are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Under most ISDA Master Agreements and Master Forward Agreements, collateral is routinely pledged if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 (on a per counterparty basis) depending on the counterparty and the type of master agreement.

Collateral on OTC derivatives and centrally cleared derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies or foreign governments. Cash pledged as collateral by a Fund is reflected as cash held as collateral at the broker in the accompanying financial statements and generally is restricted from withdrawal by the Fund; securities pledged by a Fund are so noted in the accompanying Portfolio of Investments; both remain in the Fund’s assets. Securities received as collateral by counterparties are not included in the Fund’s assets because the Fund does not obtain effective control over those securities. The obligation to return cash collateral received from counterparties is included as a liability in the accompanying financial statements. Collateral posted or received by the Fund may be held in a segregated account at the respective counterparty or Fund’s custodian. For OTC derivatives, collateral posted or received by the Fund is held in a segregated account at the respective counterparty or Fund’s custodian.

Market and Credit Risk:

A Fund’s investments in financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, foreign securities, forward settling transactions and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline, the value of certain fixed-income securities held by a Fund generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Fund generally decreases. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. As of October 31, 2020, interest rates are near historic lows in the United States, and below zero in other parts of the world, including certain European countries and Japan. A Fund is subject to greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Fund.

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Many debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced that after 2021 it will cease its active encouragement of UK banks to provide quotations needed to sustain LIBOR, suggesting that LIBOR may cease to be published after that time. Financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Fund’s performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Fund.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding. Investments in foreign securities, including depositary receipts, involve risks not associated with investment in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, foreign operations or holding can involve risks relating to conditions in foreign countries.

Forward settling transactions and forward foreign currency contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security. The use of forward settling transaction may result in market risk to the Funds that is greater than if the Funds had engaged solely in transactions that settle in the customary time.

Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or

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October 31, 2020

currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling or is perceived as unable or unwilling to make timely interest or principal payments or otherwise honor its obligations, which may cause the Fund’s holding to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Certain Funds may invest in below investment grade high-yield securities (commonly known as “junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

Because certain Funds invest in affiliated mutual funds, unaffiliated investment companies or ETFs, the Funds indirectly bear a portion of the fees and expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a Fund that exclusively invests directly in individual stocks and bonds. The Funds are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Fund to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the Fund’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Offsetting Assets and Liabilities:

The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Note 2	Agreements

The Trust, on behalf of each Fund, has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Adviser is responsible for (i) providing a continuous investment program for the Funds; (ii) monitoring the implementation of the investment program for each Fund; (iii) assessing the investment objectives and policies, composition, investment style and investment process for each Fund; (iv) effecting transactions for each Fund and selecting brokers or dealers to execute such transactions; (v) developing and evaluating strategic initiatives with respect to the Funds; (vi) making recommendations to the Board regarding the investment programs of the Funds, including any changes to the investment objectives and policies of a Fund; (vii) coordinating and/or implementing strategic initiatives approved by the Board; and (viii) preparing and providing reports to the Board on the impact of such strategic initiatives. The Adviser is paid a fee for these services. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets, at an annual rate of:

Funds:	Investment Advisory Fees
1290 Retirement 2020	0.500% of average daily net assets
1290 Retirement 2025	0.500% of average daily net assets
1290 Retirement 2030	0.500% of average daily net assets
1290 Retirement 2035	0.500% of average daily net assets
1290 Retirement 2040	0.500% of average daily net assets
1290 Retirement 2045	0.500% of average daily net assets
1290 Retirement 2050	0.500% of average daily net assets
1290 Retirement 2055	0.500% of average daily net assets
1290 Retirement 2060	0.500% of average daily net assets

	(as a percentage of average daily net assets)
Funds:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 DoubleLine Dynamic Allocation	0.750%	0.700%	0.675%	0.650%	0.625%
1290 GAMCO Small/Mid Cap Value	0.750	0.700	0.675	0.650	0.625
1290 SmartBeta Equity	0.700	0.650	0.625	0.600	0.575

	(as a percentage of average daily net assets)
Fund:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
1290 Multi-Alternative Strategies	0.500%	0.490%	0.480%	0.470%

	(as a percentage of average daily net assets)
Funds:	First $4 Billion	Next $4 Billion	Thereafter
1290 Diversified Bond	0.600%	0.580%	0.560%
1290 High Yield Bond	0.600	0.580	0.560

On behalf of the Trust, the Adviser has entered into an investment sub-advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Funds to: (i) continuously furnish investment programs for the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of providing investment sub-advisory services to the Funds, including the fees of the Sub-Advisers of each Fund.

In addition to the advisory fee, each Fund pays the Administrator its proportionate share of an asset-based administration fee, which is equal to an annual rate of the greater of 0.15% of each Fund’s average daily net assets, or $30,000 per Fund (or $30,000 for each allocated portion (or

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NOTES TO FINANCIAL STATEMENTS (Continued)

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sleeve) of a Fund, as applicable). The Administrator has contracted with the Sub-Administrator to provide, pursuant to a sub-administration agreement, the Funds with certain administrative services, including monitoring of Fund compliance and Fund accounting services.

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (“ALPS” or the “Distributor”), under which ALPS serves as Distributor for each Fund’s Class A, Class I, Class R and Class T shares. The Board has approved Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class R and Class T shares for each Fund. Pursuant to the Distribution Plans, the Funds will pay the Distributor annual fees at the following rates:

Share Class:	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
Class R	0.50
Class T*	0.25

*

The Distribution Fees for Class T shares are currently being waived. This waiver is voluntary and could be eliminated at any time at the discretion of the Distributor. The amounts waived for the year ended October 31, 2020 are included in Waiver from distributor on the Statement of Operations for each Fund and are not eligible for recoupment.

The Trust, on behalf of the Funds, has entered into a transfer agency and service agreement (the “Transfer Agency Agreement”) with DST Asset Manager Solutions, Inc. (“DST”). Pursuant to the Transfer Agency Agreement, DST is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between shareholders and the Trust, and the payment of dividends and distributions payable by the Funds. Under the Transfer Agency Agreement, DST receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month.

The Trust, on behalf of the Funds, has entered into a custody agreement (the “Custody Agreement”) with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Fund securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Fund’s account, cash, securities and other assets of the Funds. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which Fund securities purchased outside the United States are maintained in the custody of these entities. At year end, certain of the Funds maintain significant cash balances with the Custodian or its affiliates. These balances are presented as cash on each Fund’s Statement of Assets and Liabilities.

The Adviser has contractually agreed to limit the expenses of certain Funds (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which a Fund may invest (except as noted in the table below), 12b-1 fees and extraordinary expenses not incurred in the ordinary course of such Fund’s business) through April 30, 2022 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to make payments or waive or limit its fees so that the total annual operating expenses do not exceed the following annual rates:

Funds:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 Diversified Bond	0.50%
1290 DoubleLine Dynamic Allocation*	0.95

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Funds:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 GAMCO Small/Mid Cap Value*	1.00%
1290 High Yield Bond	0.75
1290 Multi-Alternative Strategies*	1.40
1290 Retirement 2020*	0.65
1290 Retirement 2025*	0.65
1290 Retirement 2030*	0.65
1290 Retirement 2035*	0.65
1290 Retirement 2040*	0.65
1290 Retirement 2045*	0.65
1290 Retirement 2050*	0.65
1290 Retirement 2055*	0.65
1290 Retirement 2060*	0.65
1290 SmartBeta Equity**	0.85

*	Includes fees and expenses of other investment companies in which the Fund invests.
**	Effective September 30, 2020.

Prior to September 30, 2020 the expense limitation was as follows:

Fund:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 SmartBeta Equity	0.90%

The Adviser first waives its advisory fees, then waives its administration fees, and then reimburses the Fund’s expenses out of its own resources. Each Fund may at a later date reimburse to the Adviser the advisory fees waived or other expenses assumed and paid for by the Adviser pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Fund will be made unless the Fund’s total annual expense ratio is less than the respective percentages stated above for the respective period. Any reimbursement, called recoupment fees on the Statement of Operations of the Fund, will be based on the earliest fees waived or assumed by the Adviser. During the year ended October 31, 2020, the Funds did not incur recoupment fees. At October 31, 2020, under the Expense Limitation Agreement, the amount that would be recoverable from each Fund is as follows:

	Amount Eligible Through			Total Eligible For Reimbursement
Funds:	2021	2022	2023
1290 Diversified Bond	$350,461	$436,563	$809,448	$1,596,472
1290 DoubleLine Dynamic Allocation	—	229,925	262,989	492,914
1290 GAMCO Small/Mid Cap Value	292,540	407,167	294,675	994,382
1290 High Yield Bond	—	227,837	264,144	491,981
1290 Multi-Alternative Strategies	141,540	152,126	147,303	440,969
1290 Retirement 2020	139,205	148,122	154,847	442,174
1290 Retirement 2025	140,647	164,119	172,097	476,863
1290 Retirement 2030	136,903	137,980	143,990	418,873
1290 Retirement 2035	139,321	143,164	150,885	433,370
1290 Retirement 2040	136,054	133,015	140,231	409,300
1290 Retirement 2045	138,025	137,163	145,551	420,739
1290 Retirement 2050	136,781	133,264	139,420	409,465

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2020

	Amount Eligible Through			Total Eligible For Reimbursement
Funds:	2021	2022	2023
1290 Retirement 2055	$136,944	$132,927	$138,525	$408,396
1290 Retirement 2060	136,329	133,636	139,205	409,170
1290 SmartBeta Equity	208,207	236,252	243,147	687,606

During the year ended October 31, 2020, EIM voluntarily waived fees for certain Funds. These amounts are included in Voluntary waiver from investment adviser on the Statement of Operations for each Fund and are not eligible for recoupment.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. A Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Trust and management expect the risk of loss to be remote.

Note 3	Sales Charges

The Distributor receives sales charges on the Funds’ Class A and Class T shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of the Funds’ Class A shares. The Distributor has advised the Funds that for the year ended October 31, 2020, the proceeds retained from sales and redemptions are as follows:

	Class A		Class T
Funds:	Front End Sales Charge	Contingent Deferred Sales Charge	Front End Sales Charge
1290 Diversified Bond	$110,672	$—	$—
1290 DoubleLine Dynamic Allocation	63,313	—	—
1290 GAMCO Small/Mid Cap Value	13,613	—	—
1290 High Yield Bond	21,935	—	—
1290 Multi-Alternative Strategies	1,285	—	—
1290 SmartBeta Equity	57,277	—	—
Sales loads and contingent deferred sales charges imposed on purchases and redemptions of Fund shares are retained by the Trust’s Distributors and do not represent expenses or income of the Funds.

Note 4	Compensation of Officers

Each officer of the Trust is an employee of Equitable Financial, the Adviser and/or Equitable Distributors, LLC, formerly AXA Distributors, LLC. No officer of the Trust, other than the Chief Compliance Officer, receives compensation paid by the Trust. During the year ended October 31, 2020, the three trusts in the fund complex reimbursed EIM for $248,900 of the Chief Compliance Officer’s compensation, including $753 reimbursed by the Trust.

Note 5	Percentage of Ownership by Affiliates

At October 31, 2020, the Adviser and Equitable Financial held investments in each of the Funds as follows:

Funds:	Percentage of Ownership
1290 Diversified Bond	18%
1290 DoubleLine Dynamic Allocation	87

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Concluded)

October 31, 2020

Funds:	Percentage of Ownership
1290 GAMCO Small/Mid Cap Value	41%
1290 High Yield Bond	61
1290 Multi-Alternative Strategies	69
1290 Retirement 2020	97
1290 Retirement 2025	97
1290 Retirement 2030	99
1290 Retirement 2035	99
1290 Retirement 2040	99
1290 Retirement 2045	99
1290 Retirement 2050	99
1290 Retirement 2055	100
1290 Retirement 2060	99
1290 SmartBeta Equity	27

Note  6 - COVID - 19 Impact

The extent of the impact of the coronavirus (“COVID-19”) outbreak on the financial performance of the Trust’s investments will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions and the impact of COVID-19 on the financial markets and the overall economy, all of which are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, the Trust’s investment results may be materially adversely affected.

Note  7 - Subsequent Events

The Adviser evaluated subsequent events from October 31, 2020, the date of these financial statements, through the date these financial statements were issued. There are no subsequent events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of 1290 Funds and Shareholders of each of the fifteen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting 1290 Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

1290 Diversified Bond Fund	1290 Retirement 2035 Fund
1290 DoubleLine Dynamic Allocation Fund	1290 Retirement 2040 Fund
1290 GAMCO Small/Mid Cap Value Fund	1290 Retirement 2045 Fund
1290 High Yield Bond Fund	1290 Retirement 2050 Fund
1290 Multi-Alternative Strategies Fund	1290 Retirement 2055 Fund
1290 Retirement 2020 Fund	1290 Retirement 2060 Fund
1290 Retirement 2025 Fund	1290 SmartBeta Equity Fund
1290 Retirement 2030 Fund

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 16, 2020

We have served as the auditor of one or more investment companies in the EIM LLC — advised mutual fund complex since 1997.

1290 FUNDS

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2020 (UNAUDITED)

At a meeting held on July 14-16, 2020,1 the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Equitable Investment Management Group, LLC (formerly known as AXA Equitable Funds Management Group, LLC) (“EIM” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement (each, a “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the series of the Trust (each, a “Fund” and together, the “Funds”) listed below, for an additional one-year term.

Funds	Agreement(s) Renewed by the Trust’s Board with respect to the Funds
1290 Multi-Alternative Strategies Fund 1290 Retirement 2020 Fund	Advisory Agreement with EIM

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

(collectively, the “1290 Retirement Funds”)

1290 Diversified Bond Fund	Advisory Agreement with EIM Sub-Advisory Agreement with Brandywine Global Investment Management LLC

1290 DoubleLine Dynamic Allocation Fund	Advisory Agreement with EIM Sub-Advisory Agreement with DoubleLine Capital LP and DoubleLine Equity LP

1290 GAMCO Small/Mid Cap Value Fund	Advisory Agreement with EIM Sub-Advisory Agreement with GAMCO Asset Management, Inc.

1290 High Yield Bond Fund	Advisory Agreement with EIM Sub-Advisory Agreement with AXA Investment Managers, Inc. (“AXA IM”)

1290 SmartBeta Equity Fund	Advisory Agreement with EIM Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

The Board noted that the Advisory Agreement and each Sub-Advisory Agreement had been updated to reflect a change in the Adviser’s name (as indicated above) and that no other changes to the Agreements had been proposed.

[1]

The meeting was held by videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission. Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the videoconference meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires the Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

In reaching its decision to renew the Agreement(s) with respect to each Fund, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to each Fund, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates, including the investment performance of the Fund; (2) the level of the Fund’s advisory fee and, where applicable, sub-advisory fee, and the Fund’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Fund; (4) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with shareholders; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Fund). In considering each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Funds have been reviewed by the Trustees and discussed with the Adviser in prior years and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Fund, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Funds by the Adviser, the relevant Sub-Adviser and their respective affiliates; actual and potential conflicts of interest that could impact the business operations and relationships of the Adviser and the Trust or affect the Adviser’s recommendations about Sub-Advisers; sales and marketing activity; and risk management. In addition, the sub-groups of the Board’s Investment Committee, composed of Independent Trustees, met individually with, and engaged in extensive discussions along with management representatives and outside legal counsel with, Sub-Advisers during presentations made at regularly scheduled Investment Committee meetings during the year.

Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee, expense, and investment performance information for each Fund. The materials provided by Broadridge in connection with the July 2020 annual renewal process reflected certain enhancements to the presentation and format of the materials provided by Broadridge in connection with the July 2019 annual renewal process. The enhancements were based on a review of the materials by the Independent Trustees, in consultation with their independent legal counsel, intended to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that enhances their review of the Funds’ investment advisory arrangements. The additional material prepared by management generally included Fund-by-Fund information showing each Fund’s average net assets; advisory fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Fund-by-Fund basis. In addition, for each Fund, the Adviser and the relevant Sub-Adviser provided separate materials describing the Fund’s investment performance over various time periods and the services provided and the fees charged with respect to the Fund, and discussing whether the Fund had performed as expected over time and other matters.

The annual renewal process extends over at least two regular meetings of the Board in June and July, although the Independent Trustees believe that in fact the process extends year-round, to ensure that the Adviser and the Sub-Advisers have time to respond to any questions the Independent Trustees may have on their initial review of the materials and that the Independent Trustees have time to consider those responses. The Independent Trustees also held a conference call in advance of the meeting at which the Board approved the renewal of the Agreements to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreements. As noted below, as a result of these extensive discussions and negotiations, the Adviser proposed to lower the contractual expense limitation arrangement for one of the Funds. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the proposed renewal of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

The Board also noted that the Trust is an affiliated investment company of EQ Advisors Trust and EQ Premier VIP Trust (formerly known as AXA Premier VIP Trust), which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of EQ Advisors Trust and EQ Premier VIP Trust. The Board also noted that each Sub-Adviser currently serves as investment sub-adviser for one or more series, or allocated portion(s) of series, of EQ Advisors Trust and EQ Premier VIP Trust (such Sub-Advisers together, the “EQ Sub-Advisers”). The Trustees took into account information relating to the Adviser and the EQ Sub-Advisers provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust and EQ Premier VIP Trust, at prior meetings of the Boards of Trustees of EQ Advisors Trust and EQ Premier VIP Trust, and the Trustees noted their experience and familiarity with the Adviser, the EQ Sub-Advisers, and the series of EQ Advisors Trust and EQ Premier VIP Trust gained from their service on the Boards of Trustees of EQ Advisors Trust, EQ Premier VIP Trust, and the Trust.

Although the Board approved the renewal of the Agreements for all of the Funds at the same Board meeting, the Board considered each Fund separately. In approving the renewal of the relevant Agreement(s) with respect to each Fund, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the advisory fee and, where applicable, sub-advisory fee were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Fund and its shareholders by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Fund and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Fund(s) and for funds and accounts similar to the Fund(s) each advises, including, as applicable, series (or allocated portion(s) of series) of EQ Advisors Trust and EQ Premier VIP Trust.

With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Funds (and the portions thereof); researching, selecting and hiring Sub-Advisers, conducting ongoing “due diligence” on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Fund assets among Sub-Advisers; overseeing the selection of investments for the Funds (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Funds (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Funds (or the portions thereof); monitoring the investment operations and composition of the Funds (or the portions thereof) and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies and restrictions, as well as the Funds’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Funds among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Funds. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Funds and its process for making investment decisions for the Funds (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Funds. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser has assumed significant entrepreneurial risk in sponsoring the Funds and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to the Funds. The Board considered that the Adviser’s responsibilities include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Funds. The Board also considered information regarding, and met regularly with the Trust’s Director of Risk to discuss, the Adviser’s ongoing risk management activities and reporting.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Fund (or the portion thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Fund (or the portion thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Fund (or the portion thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Fund that it sub-advises. The Board also considered information regarding each Sub-Adviser’s policies for executing portfolio transactions for the Fund (or the portion thereof) that it sub-advises and, where applicable, information regarding a Sub-Adviser’s policies for obtaining research from brokers and dealers.

In addition, the Board considered the allocation of Fund brokerage, including allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Fund (or portion thereof), including a report by an independent portfolio trading analytical firm.

The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, including those relating to cybersecurity, and any compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and reviewed information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Funds. The Board also considered information as to the overall amount of assets sub-advised by each Sub-Adviser and noted the largest Sub-Adviser relationships. In addition to periodic reports throughout the year, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates, including Equitable Financial Life Insurance Company (formerly known as AXA Equitable Life Insurance Company), have with Sub-Advisers and/or their affiliates in addition to the relationships involving the Funds. In this regard, the Board also received materials regarding the practices, policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. The Board also considered actions taken by the Adviser and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Adviser and the Sub-Advisers in this context. In this regard, among other things, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s and each Sub-Adviser’s operations and the Adviser’s and each Sub-Adviser’s ability to continue to provide the same scope and quality of services to its respective Fund(s) as before the pandemic. The Board noted that, at the Independent Trustees’ request, the Adviser had continued to provide the Board with regular updates on market volatility, the operation of the Trust and the Funds, developments related to the Adviser’s business, and the Adviser’s ongoing oversight of the Funds’ Sub-Advisers, including enhanced supervisory measures taken, in light of the widespread market and business disruptions resulting from the COVID-19 pandemic and responses to the pandemic. The Board also noted that, at the Independent Trustees’ request, the Adviser had continued to provide the Board with periodically updated EIM assets under management and Fund average net assets information, as well as updated investment performance information for all of the Funds.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to legal and regulatory developments affecting the mutual fund industry. The Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting all mutual funds, including the COVID-19 pandemic; pricing and valuation of portfolio securities; liquidity risk management; cybersecurity; trustee independence; mutual fund board governance “best practices”; and the transition away from London Interbank Offered Rate (LIBOR). The Board noted that certain of these topics may present significant ongoing challenges for mutual funds and result in an increase in the responsibilities and costs of mutual fund service providers, including the Adviser.

The Board also considered the benefits to shareholders from participation in a Fund sponsored by the Adviser, including the Adviser’s experience operating a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that shareholders have chosen to invest in mutual funds sponsored by the Adviser. In addition, the Board considered the nature, quality and extent of the administrative, shareholder servicing and distribution support services that the Adviser and its affiliates provide to the Funds and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and shareholders’ experience with the mutual funds sponsored by the Adviser. The Board also noted strategic and other actions and initiatives that the Adviser had identified, including actions and initiatives that are part of a broader effort to coordinate and enhance the collective efficiency of the governance and oversight of the fund complex and provide for potential cost savings to shareholders that may result from such efficiencies. In this regard, the Board also noted that the Adviser continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to streamline and strengthen the fund complex’s line-up.

The Board also considered that, since the July 2019 annual renewal process, the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA S.A. (“AXA”) of its remaining ownership interest in Equitable Holdings, Inc. (“Equitable Holdings”), the Adviser’s parent company, through a series of sales of Equitable Holding’s common stock (the “Sell-Down Plan”). In this regard, the Board had received from the Adviser presentations regarding its re-branding strategy utilizing the “Equitable” brand name. The Board also noted that it had received from the Adviser and its affiliates representations that their separation from AXA as contemplated by the Sell-Down Plan would not lead to a reduction in the quality or scope of portfolio management, administrative, regulatory compliance and other services provided by those firms to the Funds. The Board also noted that, as a result of the Sell-Down Plan, AXA IM and AXA Rosenberg were no longer affiliated with the Adviser.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Fund, the Board also took into account discussions with the Adviser and the relevant Sub-Adviser about Fund investment performance that occur at Board and Investment Committee meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Fund reviews and other detailed reports to the Board on Fund performance, the Board periodically considered information regarding each Fund’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”) and/or a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”), and a peer group of other mutual funds deemed by Broadridge to be comparable to the Fund (“peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Fund’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three- and five-year periods, as applicable, and since inception periods ended March 31, 2020. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. The Board also considered information, provided directly to the Board by Broadridge, regarding each Fund’s performance over various time periods relative to a benchmark and/or a blended benchmark and Broadridge’s “performance universe” consisting of a peer group of funds. The Board also took note of the relatively small size of each Fund and the likely impact that a Fund’s size has on its relative expenses and performance. The Board also noted that, at the Independent Trustees’ request, the Adviser had provided the Board with updated investment performance information for all of the Funds for periods ended April 30, 2020 and May 31, 2020, and would continue to provide updated performance, in light of the widespread market and business disruptions resulting from the COVID-19 pandemic and responses to the pandemic.

The Board received a description of, and factored into its evaluation of each Fund’s performance the limitations inherent in, Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Funds’ performance, the Board generally considered longer-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (for example, whether a one-year period is from December to December or March to March) can significantly impact a Fund’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Fund’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Allocation Funds

With respect to the performance of the 1290 DoubleLine Dynamic Allocation Fund, the Board considered that the Fund allocates its assets between equity and fixed income investments and is advised by a single Sub-Adviser.

With respect to the performance of each of the 1290 Retirement Funds, the Board considered that each Fund operates as a fund-of-funds and invests in exchange traded securities of other investment companies or investment vehicles (“ETFs”) and recognized, therefore, that each Fund’s performance is based, in part, on the total returns of the ETFs in which it invests. The Board also considered that each of the 1290 Retirement Funds allocates its assets between equity and fixed income investments through its investments in ETFs.

The Board also factored into its evaluation of each Fund’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Funds, which may invest in equity and fixed income investments, to the performance of a peer group that includes funds that may allocate their assets between equity and fixed income investments in different percentages over time than the Funds and among other asset classes. The Board also factored into its evaluation of each 1290 Retirement Fund’s performance that, although the Fund’s benchmark may correspond to a particular target retirement date, it may have levels of exposure to equity and fixed income investments that vary from the Fund’s asset allocation over time.

Active Funds

With respect to the performance of the 1290 Diversified Bond, 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds, the Board considered that each Fund is actively managed and advised by a single Sub-Adviser. In evaluating the performance of the 1290 Diversified Bond Fund, the Board also noted that, in connection with a restructuring of the Fund on or about June 15, 2018, the Fund had replaced its two former sub-advisers with a new Sub-Adviser, and changed its investment objective, policies and strategy, performance benchmark, and fee and expense structure and, therefore, the Board focused on the Fund’s performance since that time. The Board also noted that, prior to January 1, 2018, the 1290 SmartBeta Equity Fund did not integrate Environmental, Social and Governance filters into its portfolio construction process.

With respect to the performance of the 1290 Multi-Alternative Strategies Fund, the Board considered that the Fund operates as a fund-of-funds and invests in ETFs and recognized, therefore, that the Fund’s performance is based, in part, on the total returns of the ETFs in which it invests.

All Funds

The Board and the Adviser discussed the performance of each Fund, including whether each Fund had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Fund’s underperformance for certain periods relative to its peer group and/or benchmark and/or blended benchmark, as applicable, and efforts to improve the Fund’s performance. Where applicable, the Board also considered steps that the Adviser and, where applicable, the relevant Sub-Adviser had taken to address a Fund’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Fund and any changes to the investment strategies of a Fund. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Fund’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Fund’s underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Fund, the Board determined, with respect to each Fund, that (i) the Fund and its shareholders would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Fund, and (ii) the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates were appropriate for the Fund in light of its investment objective(s) and, thus, supported a decision to approve the renewal of the Agreement(s).

Expenses

The Board considered each Fund’s advisory fee and, where applicable, sub-advisory fee in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser. The Board also reviewed comparative fee and expense information for each Fund provided directly to the Board by Broadridge. The information provided by Broadridge included an analysis of how each Fund’s contractual advisory fee, actual advisory fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison (an expense “group” and a broader expense “universe”) for the Fund (a Fund’s “Broadridge category”). For each Fund, Broadridge provided information on the Fund’s contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Fund, as well as information on the Fund’s actual advisory fee and total expense ratio in comparison with those of other funds within a Broadridge category. The advisory fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Fund paid to the Adviser in its capacity as administrator for the Fund. The contractual advisory fee analysis does not take into account any fee reimbursements or waivers, whereas the actual advisory fee analysis does take into account any advisory (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons including and excluding any 12b-1 or non 12b-1 service fees and, as applicable, including fees and expenses of any underlying funds in which a fund invests.

The Broadridge expense data was based upon historical information taken from each Fund’s audited annual report for the period ended October 31, 2019. Broadridge provided expense data for Class I shares of each Fund. The Board reviewed the expense data for Class I shares as a proxy for all of a Fund’s share classes. In this regard, the Board noted that the expenses for a Fund’s Class I shares are generally lower than the expenses for a Fund’s other share classes and that the expense comparisons may differ for different classes. Fund-specific contractual advisory fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees. For the funds-of-funds and certain other Funds as noted below, the total expense ratio comparisons include fees and expenses of any underlying funds in which a fund invests. The Board also took note of the relatively small size of each Fund and the likely impact that a Fund’s size has on its relative expenses.

The Board received a description of, and factored into its evaluation of each Fund’s fees and expenses the limitations inherent in, Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Fund and other mutual funds in a Broadridge category may not be as relevant in certain circumstances, given that in some cases a Fund may exhibit notable differences (for example, in its objective(s), management techniques, and relative size) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective advisory/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s advisory fee and total expense ratio.

In addition, with respect to each sub-advised Fund, the Board further considered the relative levels of the sub-advisory fee paid to the relevant Sub-Adviser and the advisory fee retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the relevant Sub-Adviser, and the information prepared by management regarding the level of profits realized by the Adviser in connection with its operation of the Fund. The Board also considered the sub-advisory fee paid to each Sub-Adviser in light of fees charged by the Sub-Adviser to similar funds advised or sub-advised by the Sub-Adviser.

Allocation Funds

The Board considered that the contractual advisory fee for the 1290 DoubleLine Dynamic Allocation Fund and each of the 1290 Retirement Funds was above the median for the Fund’s respective Broadridge category. The Board also considered that the total expense ratio for the Class I shares of each of these Funds was above the median for the Fund’s respective Broadridge category. For each Fund, the total expense ratio included the fees and expenses of the underlying funds in which the Fund invests.

The Board also considered each 1290 Retirement Fund’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Funds, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Fund and other funds-of-funds managed by the Adviser.

Active Funds

The Board considered that the contractual advisory fee for the 1290 Multi-Alternative Strategies Fund was at the median for the Fund’s Broadridge category. The Board also considered that the total expense ratio for the Class I shares of the Fund was at the median for the Fund’s Broadridge category. The total expense ratio included the fees and expenses of the underlying funds in which the Fund invests.

The Board considered that the contractual advisory fee for each of the 1290 Diversified Bond, 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds was above (but, in the case of the 1290 GAMCO Small/Mid Cap Value and 1290 SmartBeta Equity Funds, within five basis points of) the median for the Fund’s respective Broadridge category. The Board also considered that the total expense ratio for the Class I shares of each of the 1290 Diversified Bond and 1290 SmartBeta Equity Funds was at or below the median for the Fund’s respective Broadridge category, and the total expense ratio for the Class I shares of each of the 1290 GAMCO Small/Mid Cap Value and 1290 High Yield Bond Funds was above the median for the Fund’s respective Broadridge category. For the 1290 GAMCO Small/Mid Cap Value Fund, the total expense ratio included the fees and expenses of underlying funds in which the Fund may invest.

The Board also considered the 1290 Multi-Alternative Strategies Fund’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Fund, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between the Fund and other funds-of-funds managed by the Adviser.

All Funds

The Board further considered that the advisory fee rate schedules for all Funds other than the 1290 Retirement Funds include breakpoints that reduce the fee rate as a Fund’s assets increase above certain levels. The Board noted that any such reduction in a Fund’s effective advisory fee would result in corresponding reductions in the Fund’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each Fund’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the expense limitation arrangements for each of the 1290 DoubleLine Dynamic Allocation, 1290 GAMCO Small/Mid Cap Value and 1290 Multi-Alternative Strategies Funds and each of the 1290 Retirement Funds include the fees and expenses of any underlying funds in which a Fund invests and, thus, such fees and expenses would not cause a Fund’s annual operating expenses to exceed its expense limitation. The Board noted that, as a result of these expense limitation arrangements, each Fund’s actual advisory fee was lower than its contractual advisory fee and was either at or below the median for the Fund’s respective Broadridge category.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed to lower the contractual expense limitation arrangement for the 1290 SmartBeta Equity Fund effective September 30, 2020, and would present this proposal for the Board’s approval at its September 2020 meeting.

Based on its review, the Board determined, with respect to each Fund, that the Adviser’s advisory fee is fair and reasonable, and the Board determined, with respect to each sub-advised Fund, that the Sub-Adviser’s sub-advisory fee is fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Funds during the 12-month period ended December 31, 2019, which was the most recent fiscal year for the Adviser. The Board also considered a year-over-year comparison of profitability information for the one-year periods ended December 31, 2019, 2018, and 2017. The Board noted that the Adviser was heavily subsidizing the Funds’ expenses and that the Funds were not profitable.

In reviewing the Adviser’s profitability analysis, attention was given to the methodology the Adviser followed in determining and allocating costs to each Fund. The Board recognized that cost allocation methodologies are inherently subjective and various cost allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the cost allocation methodology was consistent with the redesigned cost allocation methodology followed in the profitability report presentations for the Funds made in the prior two years. The Board also noted that, in consultation with and through independent legal counsel, the Board’s Audit Committee had engaged an outside consultant to conduct an assessment of the redesigned cost allocation methodology prior to its being integrated into the Adviser’s profitability analysis in connection with the July 2018 annual renewal process. At that time, the Board took into account the consultant’s reported findings that, among other things, the redesigned cost allocation methodology includes expense categories that are reasonable and consistent to the services the Adviser provides to the Funds, the expense categories reviewed are consistent with industry practices and related cost allocation methods, and the allocation of those expenses and associated logic for the allocation to management and administration related revenue categories appear reasonable and consistent with observed industry practices and other established standards. The Board further noted that, in connection with the July 2019 annual renewal process, the Audit Committee had requested that the consultant review and update its prior report in light of certain adjustments that had been made to the redesigned cost allocation methodology and that, following such review, the consultant’s aforementioned reported findings remained unchanged. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser) over various time periods.

In addition, with respect to the sub-advised Funds, the Board also noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Fund and that many responsibilities related to the advisory function are retained by the Adviser.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of the services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Funds grow larger, the extent to which this is reflected in the level of advisory and administrative fees charged, and whether there is potential for realization of any further economies of scale or efficiencies. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a fund and its shareholders. The Board noted that the advisory fee rate schedules for all Funds other than the 1290 Retirement Funds include breakpoints that reduce the fee rate as Fund assets increase above certain levels. The Board also noted that the Adviser was subsidizing each Fund’s expenses by making payments or waiving all or a portion of its advisory, administrative and other fees so that the Fund’s total expense ratios do not exceed certain contractual levels as set forth in its prospectus. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed to lower the contractual expense limitation arrangement for one of the Funds, as noted above, effective September 30, 2020, and would present this proposal for the Board’s approval at its September 2020 meeting. In addition, the Board considered that the Adviser shares any realized economies of scale with the Funds in other ways, which may include setting a Fund’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Fund’s operation (and bear the risk that the Fund will never become profitable), while shareholders of the Fund receive the benefit of economies of scale that the Adviser expects the Fund will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Funds through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Funds and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Funds, and investing in technology (including cybersecurity improvements).

In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Fund and in one or more other mutual funds for which the Sub-Adviser serves as investment sub-adviser and the Adviser serves as investment adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Fund assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee schedule may result in savings to the Adviser and not to shareholders. The Board also noted that the aggregation of assets may result in the affected Fund(s) reaching a breakpoint sooner than if the sub-advisory fee schedule did not aggregate assets, which also has the potential to benefit the Adviser.

Based on its consideration of the factors above and recognizing that the Funds have relatively low asset levels to date, the Board determined that there was a reasonable sharing of any realized economies of scale or efficiencies under the advisory, administrative and sub-advisory fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Funds and receives compensation for acting in this capacity. The Board also noted that Equitable Distributors, LLC (formerly known as AXA Distributors, LLC), an affiliate of the Adviser, provides distribution support services for the Trust pursuant to an agreement with the Trust’s distributor, ALPS Distributors, Inc. Equitable Distributors, LLC may receive from the Funds compensation (which may include payments pursuant to Rule 12b-1 plans with respect to their Class A, Class T (when offered for sale), and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Funds. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Fund, may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. In cases where a Sub-Adviser’s affiliate executed a substantial portion of its respective Fund’s trades, the Board also considered the Sub-Adviser’s trading experience and discussed with the Adviser its monitoring of the Sub-Adviser’s brokerage selection, commission and other trading costs, and quality of execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, the Funds and other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits that may accrue to each Sub-Adviser are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Fund’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three- and five-year periods, as applicable, and since inception periods ended March 31, 2020, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

1290 Funds Investment Performance

For periods ended March 31, 2020

		1 Year		3 Year		5 Year		Since Inception
	Inception Date	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
1290 GAMCO Small/Mid Cap Value Fund - Class A	11/12/2014	(32.19)	(35.91)	(9.27)	(10.98)	(2.15)	(3.24)	(1.17)	(2.20)
1290 GAMCO Small/Mid Cap Value Fund - Class T	11/12/2014	(31.95)	(33.67)	(9.04)	(9.81)	(1.90)	(2.40)	(0.92)	(1.39)
1290 GAMCO Small/Mid Cap Value Fund - Class I	11/12/2014	(31.95)	n/a	(9.03)	n/a	(1.90)	n/a	(0.91)	n/a
1290 GAMCO Small/Mid Cap Value Fund - Class R	11/12/2014	(32.29)	n/a	(9.48)	n/a	(2.37)	n/a	(1.41)	n/a
Lipper Small-Cap Core Funds		(26.46)	n/a	(7.25)	n/a	(1.99)	n/a	(0.82)	n/a
Russell 2500 Value Index		(28.60)	n/a	(8.40)	n/a	(2.14)	n/a	(1.33)	n/a

1290 Multi-Alternative Strategies Fund - Class A	7/6/2015	(9.69)	(14.64)	(2.52)	(4.33)			(1.28)	(2.44)
1290 Multi-Alternative Strategies Fund - Class I	7/6/2015	(9.46)	n/a	(2.28)	n/a			(1.04)	n/a
1290 Multi-Alternative Strategies Fund - Class R	7/6/2015	(9.94)	n/a	(2.76)	n/a			(1.52)	n/a
Lipper Alternative Multi-Strategy Funds		(6.81)	n/a	(1.68)	n/a			(0.94)	n/a
ICE BofA US 3-Month Treasury Bill Index		2.25	n/a	1.83	n/a			1.26	n/a

1290 SmartBeta Equity Fund - Class A	11/12/2014	(7.73)	(12.83)	3.46	1.54	4.33	3.16	4.38	3.30
1290 SmartBeta Equity Fund - Class T	11/12/2014	(7.50)	(9.85)	3.70	2.84	4.58	4.06	4.64	4.14
1290 SmartBeta Equity Fund - Class I	11/12/2014	(7.51)	n/a	3.70	n/a	4.58	n/a	4.64	n/a
1290 SmartBeta Equity Fund - Class R	11/12/2014	(7.95)	n/a	3.18	n/a	4.06	n/a	4.12	n/a
Lipper Global Large-Cap Core Funds		(10.50)	n/a	1.31	n/a	2.49	n/a	2.32	n/a
MSCI World (Net) Index		(10.39)	n/a	1.92	n/a	3.25	n/a	3.42	n/a

1290 High Yield Bond Fund - Class A	11/12/2014	(5.46)	(9.75)	0.94	(0.61)	2.25	1.31	2.08	1.21
1290 High Yield Bond Fund - Class T	11/12/2014	(5.11)	(7.46)	1.23	0.37	2.52	2.01	2.36	1.87
1290 High Yield Bond Fund - Class I	11/12/2014	(5.11)	n/a	1.20	n/a	2.52	n/a	2.36	n/a
1290 High Yield Bond Fund - Class R	11/12/2014	(5.70)	n/a	0.70	n/a	2.00	n/a	1.84	n/a
Lipper High Yield Funds		(7.48)	n/a	(0.01)	n/a	1.76	n/a	1.77	n/a
ICE BofA US High Yield Index		(7.45)	n/a	0.55	n/a	2.67	n/a	2.56	n/a

1290 Diversified Bond Fund - Class A	7/6/2015	1.74	(2.84)	3.13	1.56			2.68	1.69
1290 Diversified Bond Fund - Class I	7/6/2015	2.04	n/a	3.42	n/a			2.97	n/a
1290 Diversified Bond Fund - Class R	7/6/2015	1.55	n/a	2.88	n/a			2.44	n/a
Lipper General Bond Funds		1.87	n/a	2.67	n/a			2.77	n/a
Bloomberg Barclays U.S. Aggregate Bond Index		8.93	n/a	4.82	n/a			3.85	n/a

		1 Year		3 Year		5 Year		Since Inception
	Inception Date	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

1290 DoubleLine Dynamic Allocation Fund - Class A	3/7/2016	(2.75)	(8.12)	2.29	0.38			4.30	2.86
1290 DoubleLine Dynamic Allocation Fund - Class I	3/7/2016	(2.42)	n/a	2.55	n/a			4.57	n/a
1290 DoubleLine Dynamic Allocation Fund - Class R	3/7/2016	(2.99)	n/a	2.01	n/a			4.03	n/a
Lipper Mixed-Asset Target Allocation Moderate Funds		(6.32)	n/a	1.19	n/a			3.26	n/a
60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index		(0.39)	n/a	5.32	n/a			7.03	n/a

1290 Retirement 2020 Fund - Class I	2/27/2017	(3.86)	n/a	2.80	n/a			2.79	n/a
Lipper Mixed-Asset Target 2020 Funds		(3.19)	n/a	2.36	n/a			2.43	n/a
S&P Target Date 2020 Index		(2.99)	n/a	2.82	n/a			2.82	n/a

1290 Retirement 2025 Fund - Class I	2/27/2017	(5.46)	n/a	2.68	n/a			2.70	n/a
Lipper Mixed-Asset Target 2025 Funds		(4.24)	n/a	2.44	n/a			2.56	n/a
S&P Target Date 2025 Index		(4.89)	n/a	2.52	n/a			2.55	n/a

1290 Retirement 2030 Fund - Class I	2/27/2017	(7.09)	n/a	2.37	n/a			2.40	n/a
Lipper Mixed-Asset Target 2030 Funds		(6.05)	n/a	2.20	n/a			2.34	n/a
S&P Target Date 2030 Index		(6.88)	n/a	2.13	n/a			2.19	n/a

1290 Retirement 2035 Fund - Class I	2/27/2017	(8.02)	n/a	2.19	n/a			2.26	n/a
Lipper Mixed-Asset Target 2035 Funds		(7.98)	n/a	1.93	n/a			2.14	n/a
S&P Target Date 2035 Index		(8.81)	n/a	1.71	n/a			1.80	n/a

1290 Retirement 2040 Fund - Class I	2/27/2017	(7.97)	n/a	2.49	n/a			2.55	n/a
Lipper Mixed-Asset Target 2040 Funds		(9.51)	n/a	1.47	n/a			1.67	n/a
S&P Target Date 2040 Index		(10.10)	n/a	1.44	n/a			1.54	n/a

1290 Retirement 2045 Fund - Class I	2/27/2017	(9.07)	n/a	2.28	n/a			2.35	n/a
Lipper Mixed-Asset Target 2045 Funds		(10.61)	n/a	1.28	n/a			1.53	n/a
S&P Target Date 2045 Index		(10.86)	n/a	1.23	n/a			1.35	n/a

1290 Retirement 2050 Fund - Class I	2/27/2017	(10.36)	n/a	2.00	n/a			2.11	n/a
Lipper Mixed-Asset Target 2050 Funds		(10.96)	n/a	1.10	n/a			1.33	n/a
S&P Target Date 2050 Index		(11.23)	n/a	1.18	n/a			1.31	n/a

1290 Retirement 2055 Fund - Class I	2/27/2017	(11.66)	n/a	1.71	n/a			1.82	n/a
Lipper Mixed-Asset Target 2055 Funds		(11.15)	n/a	1.15	n/a			1.42	n/a
S&P Target Date 2055 Index		(11.47)	n/a	1.12	n/a			1.26	n/a

1290 Retirement 2060 Fund - Class I	2/27/2017	(12.13)	n/a	1.64	n/a			1.76	n/a
Lipper Mixed-Asset Target 2060 Funds		(11.26)	n/a	1.33	n/a			1.59	n/a
S&P Target Date 2060+ Index		(11.40)	n/a	1.24	n/a			1.38	n/a

Federal Income Tax Information (Unaudited)

Funds:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
1290 Diversified Bond	0.00%	$—	$—	$1,135,916
1290 DoubleLine Dynamic Allocation	15.21	—	—	932,015
1290 GAMCO Small/Mid Cap Value	100.00	—	—	682,834
1290 High Yield Bond	0.00	—	—	—
1290 Multi-Alternative Strategies	19.34	2,239	16,925	—
1290 Retirement 2020	44.47	3,976	52,833	147,437
1290 Retirement 2025	59.55	8,178	94,432	347,700
1290 Retirement 2030	49.43	3,200	34,517	18,945
1290 Retirement 2035	58.32	4,785	51,950	64,748
1290 Retirement 2040	51.26	2,341	25,180	5,113
1290 Retirement 2045	63.12	3,692	39,509	853
1290 Retirement 2050	57.44	2,490	26,799	4,801
1290 Retirement 2055	58.09	2,303	25,072	3,067
1290 Retirement 2060	62.32	2,473	26,937	4,754
1290 SmartBeta Equity	100.00	—	—	297,980

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Funds, including general supervision and review of the Funds’ investment activities and their conformity with federal and state law as well as the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below. The SAI includes additional information about the Trust’s Board and is available at the Funds’ website www.1290funds.com and available without charge upon request by calling 1-888-310-0416 or by sending an e-mail request to 1290funds@dfinsolutions.com.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, and Chief Executive Officer	From October 1, 2017 to present, Trustee and Chief Executive Officer, from June 2014 through February 2020, President and from June 9, 2014 through September 30, 2017, Trustee, Chairman, President and Chief Executive Officer	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, EIM; from April 2017 to present, Senior Vice President and Chief Investment Officer, Equitable Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, Equitable.	129	None

Independent Trustees
Mark A. Barnard c/o 1290 Funds 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From February 27, 2017 to present	Retired. From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director – Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	129	None.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Thomas W. Brock c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From January 1, 2016 to present	Retired. From June 2016 to May 2017, Director, President and Chief Executive Officer and from January 2016 to June 2016 Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	129	From December 2012 to January 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5).
Michael B. Clement c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 1, 2019 to present	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President – Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President – Capital Planning and Analysis, and from 1982 to 1986, Manager – Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	129	None.
Donald E. Foley c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From June 9, 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	129	From 2011 to 2012 Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Christopher P.A. Komisarjevsky c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From June 9, 2014 to present	Retired. From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	129	None
H. Thomas McMeekin c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From June 9, 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC., from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	129	From 2015 to present, Director, Blue Key Services LLC; from 2012 to present, Director, Achaean Financial Group; from 2011 to 2012, Director, US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From February 27, 2017 to present	Retired. From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director – Global Consulting, Russell Investment Group.	129	None.
Gary S. Schpero c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Chairman of the Board	From June 9, 2014 to present Independent Trustee, from October 1, 2017 to present, Chairman of the Board and from June 9, 2014 through September 2017, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	129	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long – Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund; from September 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Kathleen Stephansen c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 1, 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor-Henderson Institute Center for Macroeconomics, Boston Consulting Group; From 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	129	None.
Caroline L. Williams c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From June 9, 2014 to present	Retired. From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank) from 1997 to 2009, Director, Hearst-Argyle Television.	129	None.

*	Affiliated with the Adviser.
**

Each Trustee serves during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. Each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

†

The registered investment companies in the fund complex include the EQ Premier VIP Trust, EQ Advisors Trust and 1290 Funds. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, except for the 1290 Funds for which he serves as Trustee and Chief Executive Officer. Mr. Schpero serves as Chairman of the Board for each such company.

The Trust’s Officers

Each officer of the Trust is an employee of Equitable Investment Management Group, LLC (“EIM” or the “Manager”) (formerly, AXA Equitable Funds Management Group, LLC) and/or Equitable Distributors, LLC (formerly AXA Distributors, LLC). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee and Chief Executive Officer	Trustee and Chief Executive Officer from June 2014 to present; President from June 2014 through February 2020 and Chairman of the Board from June 2014 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, EIM; from April 2017 to present, Senior Vice President and Chief Investment Officer, Equitable Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, Equitable.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	President	President from February 2020 to Present, Vice President from June 2016 to February 2020	From December 2014 to present, member of the Board of Directors; from March 2017 to present, Senior Vice President and Chief Operating Officer of EIM; and from June 2014 to March 2017, Vice President of EIM; from April 2017 to present, Lead Director and from October 2013 to present, Senior Director of Equitable; from October 2011 to October 2013 and Assistant Vice President of Equitable.
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (1975)	Chief Legal Officer, Senior Vice President and Secretary	Senior Vice President and Secretary from August 2018 to present; Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of Equitable; Executive Vice President and Secretary of EIM; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of EIM; from May 2008 to July 2015, Lead Director and Associate Counsel of Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2014 to present	From May 2011 to present, Senior Vice President of EIM; from February 2011 to present, member of the Board of Directors of EIM; from February 2003 to present, Lead Director of Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	From June 2014 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of EIM; from May 2011 to June 2012, Senior Vice President of EIM; from September 2011 to present, Managing Director of Equitable Financial and Equitable; from February 2001 to September 2011, Vice President of Equitable.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer and Vice President	From June 2014 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of EIM; from June 2007 to present, Lead Director of Equitable and Chief Compliance Officer of Equitable’s.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	From June 2014 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of EIM; from May 2011 to June 2012, Vice President of EIM; from February 2007 to present, Lead Director of Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2014 to present	From May 2011 to present, Vice President of EIM; from September 2008 to present, Senior Director of Equitable; from March 2006 to September 2008, Assistant Vice President, Equitable.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From June 2014 to present	From February 2009 to present, Director of Equitable.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From June 2014 to present	From November 2012 to present, Senior Director of Equitable; from September 2008 to November 2012, Assistant Vice President of Equitable.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of EIM; from September 2015 to present, Senior Director and Counsel of Equitable. From July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015 Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present.	From September 2018 to present, Senior Director and Counsel of Equitable; from May 2011 to March 2014, Compliance Analyst, and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Vice President and Assistant Secretary	From March 2019 to present.	From February 2019 to present, Lead Director and Associate General Counsel of Equitable; from July 2014 to February 2019, Managing Director and Managing Counsel of The Bank of New York Mellon.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of EIM. From April 2014 through August 2016, Senior Vice President, Zealot Networks. From September 2008 through April 2012, Vice President of EIM.
Patricia Cox 1290 Avenue of the Americas, New York, New York 10104 (1958)	Vice President and Anti-Money Laundering Compliance Officer	From June 2014 to present	From June 2014 to present, Vice President of EIM; from April 2014 to present, Senior Director of Equitable; Operations Consultant for Wells Real Estate Funds March 2009-September 2010; Director of Transfer Agent Operations for Wells Real Estate Funds October 2010 - March 2014; Senior VP of Operations for the Equitable Enterprise Group of Funds August 2004-August 2008.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From May 2006 to Present, Assistant Portfolio Manager and June 2016 to present, Vice President of EIM; from December 2014 to present, Director of Portfolio Analytics of Equitable; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of Equitable.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager of EIM and from June, 2016 to present, Vice President of EIM; from November 2008 to August 2013, Director, from September 2013 to present, Senior Director of Equitable; and from November 2008 to August 2013, Director of Equitable.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From March 2013 to present, Pricing and Valuation-Compliance of EIM and Senior Manager, Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From June 2014 to present	From February 2009 to present, Director of Equitable; from April 2015 to present, Vice President of EIM; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From June 2014 to present	From July 2004 to present, Lead Manager/Legal Assistant for Equitable and from March 2015 to present Assistant Vice President and Assistant Secretary of EIM.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From July 2013 to present, Senior Manager/Legal Assistant of Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of Equitable.
Bradley Tobin 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President – Director of Risk	From September 2019 to present	From January 2019 to present, Director of Risk Management for Equitable; from February 2004 to December 2016 Investment Management at Prudential Annuities.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to present, Senior Director of Equitable; From January 2016 to July 2019, Director of Prudential Financial; From October 2006 to December 2015, Vice President of BlackRock.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to present, Assistant Portfolio Manager and a Director of Equitable. From August 2015 to November 2018, Lead Manager of Equitable; From October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From July 2019 to present	From April 2019 to present, Lead Manager – Legal Assistant of Equitable; and from November 2016 to March 2018 worked at a mutual fund company.
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	From June 2019 to present, Lead Manager-Senior Legal Assistant of Equitable; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.

*

The officers in the table above (except Patricia Cox) hold similar positions with other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust and EQ Advisors Trust.

**	Each officer is elected on an annual basis.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.1290Funds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Visit the Funds’ Website: 1290Funds.com

Must be accompanied or preceded by a Prospectus. 1290 Funds are distributed by ALPS Distributors, Inc.	DFIN#93410

© 2020 Equitable Holdings, Inc. All rights reserved.

1290 Avenue of the Americas, New York, NY 10104.

Equitable Financial Life Insurance Company

1290 FUNDS

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVAL

The following information supplements the Funds’ annual report for the period ended October 31, 2020:

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT DURING THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2020 (UNAUDITED)

At a meeting held on June 16-18, 2020 (the “June 2020 Meeting”), the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to the Replacement Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved a new Investment Sub-Advisory Agreement (the “Replacement Agreement”) between Equitable Investment Management Group, LLC (formerly known as AXA Equitable Funds Management Group, LLC) (the “Adviser”), which serves as the Trust’s investment adviser, and Brandywine Global Investment Management, LLC (“Brandywine Global” or the “Sub-Adviser”) with respect to 1290 Diversified Bond Fund (the “Fund”).

The Sub-Adviser is a subsidiary of Legg Mason, Inc. (“Legg Mason”). In February 2020, Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, announced that it had entered into an agreement with Legg Mason whereby Franklin Templeton would acquire Legg Mason in a transaction targeted to close in the third calendar quarter of 2020 (the “Acquisition”). Upon the closing of the Acquisition, Legg Mason would become a direct, wholly-owned subsidiary of Franklin Templeton, and each subsidiary of Legg Mason, including the Sub-Adviser, would become an indirect subsidiary of Franklin Templeton. At the time of the June 2020 Meeting, the Sub-Adviser was serving as investment sub-adviser for the Fund pursuant to an existing Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser dated November 13, 2019. The Board considered that the Acquisition would be deemed to result in a change of control of the Sub-Adviser under the 1940 Act, which in turn would result in the automatic termination of the existing Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund.

In anticipation of the change of control of the Sub-Adviser, at the June 2020 Meeting, the Board considered whether it would be in the best interests of the Fund and its shareholders to approve a new Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser (i.e., the Replacement Agreement) that would replace the existing Investment Sub-Advisory Agreement upon the closing of the Acquisition and, thereby, enable the Sub-Adviser to continue to provide uninterrupted investment sub-advisory services for the Fund. In this regard, the Board noted that it had most recently considered and approved the renewal of the Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund at a meeting held on July 16-18, 2019 (the “July 2019 Meeting”), in connection with the 2019 annual renewal of the Investment Sub-Advisory Agreement.

The Board also noted that the Trust is an affiliated investment company of EQ Premier VIP Trust and EQ Advisors Trust, which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of EQ Premier VIP Trust and EQ Advisors Trust. The Board noted that the Sub-Adviser currently serves as investment sub-adviser for an allocated portion of the EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust, using the same core plus investment strategy and style and portfolio management team as the Sub-Adviser uses for the Fund, pursuant to an Investment Sub-Advisory

Agreement between the Adviser and the Sub-Adviser dated May 1, 2020, and that it had considered and approved that Investment Sub-Advisory Agreement at a meeting held on December 4-5, 2019 (the “December 2019 Meeting”). The Board also noted that Franklin Templeton affiliates currently serve as investment sub-advisers for series (or allocated portions thereof) of EQ Advisors Trust pursuant to Investment Sub-Advisory Agreements between the Adviser and the Franklin Templeton affiliates dated November 13, 2019, and that it had most recently considered and approved the renewal of the Investment Sub-Advisory Agreements between the Adviser and the Franklin Templeton affiliates at the July 2019 Meeting, in connection with the 2019 annual renewal of the Investment Sub-Advisory Agreements with respect to those series.

In reaching its decision to approve the Replacement Agreement, the Board considered the overall fairness of the Replacement Agreement and whether the Replacement Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to the Fund and the Replacement Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Sub-Adviser; (2) comparative performance information; (3) the level of the sub-advisory fee; (4) economies of scale that may be realized by the Fund; and (5) “fall out” benefits that may accrue to the Sub-Adviser and its affiliates (i.e. indirect benefits that the Sub-Adviser or its affiliates would not receive but for the relationship with the Fund). In considering the Replacement Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account information prepared by the Adviser, the Sub-Adviser, and Franklin Templeton, including memoranda and other materials addressing the factors set out above, which were provided to the Trustees prior to the meeting. The information provided to the Trustees described, among other things, the services provided by the Sub-Adviser, as well as the Sub-Adviser’s investment personnel, sub-advisory fee, performance information, and other matters. The Board also requested and evaluated information relating to the potential impact of the change of control on the Fund and its investment processes, and on the operations, personnel, organizational structure, and financial and other resources of the Sub-Adviser. In this regard, the Board also noted Franklin Templeton’s representation that the Acquisition is structured to preserve the autonomy of Legg Mason’s affiliates, thereby ensuring the continuity of Legg Mason’s investment philosophies, processes and global brands. The Board also took into account information, including information relating to the Sub-Adviser and the Franklin Templeton affiliates that serve as investment sub-advisers for other series (or allocated portions thereof) of EQ Advisors Trust, provided to the Trustees, including in their capacities as Trustees of EQ Premier VIP Trust and EQ Advisors Trust, at prior Board meetings, including the July 2019 and December 2019 Meetings.

During the June 2020 meeting, the Trustees met with senior representatives of the Adviser to discuss the Replacement Agreement and the information provided. The Independent Trustees also met in executive session during the meeting to discuss the Replacement Agreement and the information provided. The Independent Trustees were assisted by independent counsel prior to and during the meeting and during their deliberations regarding the Replacement Agreement and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the Replacement Agreement.

In approving the Replacement Agreement, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the sub-advisory fee was fair and reasonable and that the approval of the Replacement Agreement was in the best interests of the Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to approve the Replacement Agreement.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to the Fund and its shareholders by the Sub-Adviser. In addition to the investment performance and expense information discussed below, the Board considered the Sub-Adviser’s responsibilities with respect to the Fund. The Board considered that the Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions with respect to the Fund; placing with brokers or dealers orders for the purchase and sale of investments for the Fund; and performing certain related administrative functions. The Board also reviewed information regarding the Sub-Adviser’s process for selecting investments for the Fund, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Fund. The Board also considered information regarding the Sub-Adviser’s policies for executing portfolio transactions, including information regarding how the Sub-Adviser seeks to achieve “best execution” on behalf of the Fund. The Board also considered information about the impact of the coronavirus outbreak on the Sub-Adviser’s operations and its ability to continue to provide the same scope and quality of services to the Fund as before the outbreak. The Board also considered its general satisfaction with the nature and quality of the services being provided to the Fund by the Sub-Adviser.

In connection with the approval of the Replacement Agreement, the Board also considered the Sub-Adviser’s (together with Franklin Templeton’s) representations that (i) the resources available for servicing the Fund would not diminish after the change of control; (ii) the change of control is not expected to impact the day-to-day portfolio management of the Fund; (iii) the same portfolio managers who are primarily responsible for the securities selection, research and trading for the Fund immediately prior to the change of control would continue to manage the Fund after the change of control; (iv) the Sub-Adviser’s principal business activities would not be affected by the change of control; and (v) the Sub-Adviser’s management structure is not expected to change after the change of control. In this regard, the Board also noted that the terms of the Replacement Agreement between the Adviser and the Sub-Adviser are identical to the terms of the existing Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser, except as to the effective date.

The Board also factored into its review its familiarity with the Sub-Adviser’s compliance program, policies and procedures and, in this regard, also considered the Sub-Adviser’s representation that the change of control was not expected to have a material impact on its compliance program. The Board also considered the Sub-Adviser’s representation that there were no material pending lawsuits, enforcement proceedings or regulatory investigations that would impact the Sub-Adviser’s ability to provide services to the Fund, and reviewed information regarding the Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Fund.

For purposes of evaluating the nature, quality and extent of the overall services to be provided to the Fund, the Board also received and reviewed performance data relating to the Sub-Adviser’s management of the Fund, as compared to the performance of an appropriate benchmark and peer group. The Board noted that, other than the EQ/Core Plus Bond Portfolio, the Sub-Adviser does not currently advise or sub-advise funds with investment objectives, policies and strategies similar to those of the Fund. The Trustees also noted that they had reviewed the Sub-Adviser’s performance through their oversight of its management of the Fund since its appointment to the Fund in June 2018. The Board generally considered longer-term performance to be more important than shorter-term performance. In this regard, the Board also considered the Sub-Adviser’s representations that the same portfolio managers would continue to be primarily responsible for the securities selection, research and trading for the Fund after the change of control, and the investment processes of the Fund were not expected to change as a result of the change of control. The Board also noted Franklin Templeton’s representation that it had put into place long-term retention arrangements for investment affiliate personnel. Notwithstanding the foregoing, the Board recognized that personnel changes may occur in the future in the ordinary course.

Based on its review, the Board determined that the nature, quality and extent of the overall services provided by the Sub-Adviser were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve the Replacement Agreement.

Expenses

The Board also considered the sub-advisory fee in light of the nature, quality and extent of the overall services provided by the Sub-Adviser. The Board considered the Adviser’s representation that the Fund’s fees and expenses were not expected to change as a result of the approval of the Replacement Agreement. The Board also considered that the sub-advisory fee that the Sub-Adviser would receive under the Replacement Agreement would be based on the same fee rate schedule in effect under the existing Investment Sub-Advisory Agreement. In addition, the Board considered the relative levels of the sub-advisory fee to be paid to the Sub-Adviser with respect to the Fund and the advisory fee to be retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the Sub-Adviser. The Board also noted that the sub-advisory fee rate schedule for the Fund is the same sub-advisory fee rate schedule that the Sub-Adviser charges to the EQ/Core Plus Bond Portfolio. The Board also noted that the advisory fee paid by the Fund to the Adviser would not change as a result of the approval of the Replacement Agreement.

The Board further noted that the Adviser, and not the Fund, would pay the Sub-Adviser and that the sub-advisory fee was negotiated between the Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fee agreed upon with the Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. Based on its review, the Board determined that the sub-advisory fee is fair and reasonable.

Profitability and Costs

The Board also considered the estimated impact of the sub-advisory fee on the profitability of the Adviser. In this regard, the Board noted again that the Fund’s fees and expenses were not expected to change as a result of the approval of the Replacement Agreement. The Adviser advised the Board that it does not regard

Sub-Adviser profitability as meaningful to its evaluation of the Replacement Agreement. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fee and that the fee paid to the Sub-Adviser is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and the Sub-Adviser based on the particular circumstances in each case for each of them. The Board noted again that the Sub-Adviser’s fee would be paid by the Adviser and not the Fund and that many responsibilities related to the advisory function are retained by the Adviser.

Economies of Scale

The Board also considered whether economies of scale would be realized as the Fund grows larger and the extent to which this is reflected in the sub-advisory fee rate schedule. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the sub-advisory fee rate schedule aggregates the assets managed by the Sub-Adviser in the Fund and the EQ/Core Plus Bond Portfolio. The Board also noted that the sub-advisory fee rate schedule includes breakpoints that would reduce the sub-advisory fee rate as aggregated assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to shareholders. The Board also noted that the aggregation of assets may result in the Fund reaching a breakpoint sooner than if the sub-advisory fee rate schedule did not aggregate assets, which also has the potential to benefit the Adviser. The Board also noted that the sub-advisory fee rate schedule will not change under the Replacement Agreement. The Board considered these factors, and the relationship they bear to the fee structure charged to the Fund by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Fund.

Fall-Out and Other Benefits

The Board also considered possible fall-out benefits and other types of benefits that may accrue to the Sub-Adviser, including the following. The Board noted that the Sub-Adviser may benefit from greater exposure in the marketplace with respect to its investment process and from expanding its level of assets under management, and the Sub-Adviser may derive benefits from its association with the Adviser. The Board also noted that, as the principal business activities of the Sub-Adviser would not be affected by the change of control, such fall-out benefits were expected to remain after the change of control. Based on its review, the Board determined that any fall-out benefits and other types of benefits that may accrue to the Sub-Adviser are fair and reasonable.

Conclusion

At the June 2020 Meeting, the Board, including a majority of the Independent Trustees, considered and unanimously approved the Replacement Agreement, to take effect upon the closing of the Acquisition. The Board’s approval was based on its determination, made in the exercise of its business judgment, that it would be in the best interests of the Fund and its shareholders for the Sub-Adviser to continue to provide uninterrupted investment sub-advisory services for the Fund.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Mr. Foley are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees for fiscal year 2020: $549,893 and for fiscal year 2019: $255,705.

(b) Audit-Related Fees fiscal year 2020: $0 and for fiscal year 2019: $0.

(c) Tax Fees for fiscal year 2020: $232,600 and for fiscal year 2019: $233,660.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d) All Other Fees for fiscal year 2020: $0 and for fiscal year 2019: $0.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1)    The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, independent board chair, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the independent board chair also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2)    None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For fiscal year 2020: $0 and for fiscal year 2019: $523,000.

(h)    The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Close-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1290 FUNDS

By:	/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
January 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
January 5, 2021

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
January 5, 2021